        As filed with the Securities and Exchange Commission on January 28, 2005
                                      Registration Numbers: 333-57791; 811-08837

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 10

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 13

                         THE SELECT SECTOR SPDR(R) TRUST
               (Exact Name of Registrant as Specified in Charter)

                               225 Franklin Street
                           Boston, Massachusetts 02110
                    (Address of Principal Executive Offices)

                  Registrant's Telephone Number: (303) 623-2577

                             Stuart M. Strauss, Esq.
                             Clifford Chance US LLP
                              31 West 52nd Street,
                            New York, New York 10119
                     (Name and Address of Agent for Service)

                                    Copy to:
                            Scott M. Zoltowski, Esq.
                       State Street Bank and Trust Company
                               One Federal Street
                           Boston, Massachusetts 02110

It is proposed that this filing will become effective:

[X] immediately uponfiling pursuant to Rule 485, paragraph (b)

[ ] on________________ pursuant to Rule 485, paragraph (b)

[ ] 60 days after filing pursuant to Rule 485, paragraph (a)(1)

[ ] on _______________ pursuant to Rule 485, paragraph (a)(1)

[ ] 75 days after filing pursuant to Rule 485, paragraph (a)(2)

[ ] on _______________ pursuant to Rule 485, paragraph (a)(2)

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                           [SELECT SECTOR SPDRS LOGO]
                                   PROSPECTUS

               THE CONSUMER DISCRETIONARY SELECT SECTOR SPDR FUND
                  THE CONSUMER STAPLES SELECT SECTOR SPDR FUND
                       THE ENERGY SELECT SECTOR SPDR FUND
                     THE FINANCIAL SELECT SECTOR SPDR FUND
                    THE HEALTH CARE SELECT SECTOR SPDR FUND
                     THE INDUSTRIAL SELECT SECTOR SPDR FUND
                     THE MATERIALS SELECT SECTOR SPDR FUND
                     THE TECHNOLOGY SELECT SECTOR SPDR FUND
                     THE UTILITIES SELECT SECTOR SPDR FUND

                                JANUARY 28, 2005

    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES IN EACH SELECT SECTOR SPDR FUND ARE NOT GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT, NOR ARE SHARES DEPOSITS OR OBLIGATIONS OF ANY BANK. THE SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE LOSS OF PRINCIPAL.

                               TABLE OF CONTENTS

BASIC INFORMATION ABOUT THE FUNDS...........................    1
  Who Should Invest.........................................    1
  The Funds, Their Ticker Symbols and Their Investment
     Objective..............................................    2
  Principal Investment Strategies of the Funds..............    4
  Principal Risks of Investing in the Funds.................    4
  Bar Charts and Tables.....................................    8
FEES AND EXPENSES...........................................   18
ADDITIONAL INVESTMENT STRATEGIES, RISKS AND OTHER
  CONSIDERATIONS............................................   20
  Additional Investment Strategies..........................   20
  Additional Risks..........................................   20
  Other Considerations......................................   22
MANAGEMENT..................................................   23
INDEX LICENSE...............................................   24
DETERMINATION OF NET ASSET VALUE............................   24
BUYING AND SELLING SELECT SECTOR SPDR FUNDS.................   25
CREATION AND REDEMPTION OF CREATION UNITS...................   25
DISTRIBUTIONS...............................................   29
PORTFOLIO HOLDINGS..........................................   30
TAX MATTERS.................................................   30
ADDITIONAL INFORMATION CONCERNING THE ROLE OF S&P, MERRILL
  LYNCH AND THE AMEX........................................   32
GENERAL INFORMATION.........................................   34
FINANCIAL HIGHLIGHTS........................................   35
ADDITIONAL INFORMATION CONCERNING THE FUNDS.................   44

                       BASIC INFORMATION ABOUT THE FUNDS

     The Select Sector SPDR Trust consists of nine separate investment portfolios (each a "Select Sector SPDR Fund" or a "Fund" and collectively the "Select Sector SPDR Funds" or the "Funds"). Each Select Sector SPDR Fund is an "index fund" that invests in a particular sector or group of industries represented by a specified Select Sector Index. The companies included in each Select Sector Index are selected on the basis of general industry classification from a universe of companies defined by the Standard & Poor's 500 Composite Stock Index ("S&P 500")*. The nine Select Sector Indexes upon which the Funds are based together comprise all of the companies in the S&P 500. The investment objective of each Fund is to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in a particular sector or group of industries, as represented by a specified market sector index (each a "Select Sector Index"). SSgA Funds Management, Inc. (the "Adviser") manages each Fund.

     The shares of each Select Sector SPDR Fund (the "Shares") are listed on the American Stock Exchange LLC (the "AMEX"). The Shares trade on the AMEX at market prices that may differ to some degree from the Shares' net asset values. Each Select Sector SPDR Fund issues and redeems Shares on a continuous basis -- at net asset value -- only in a large, specified number of Shares called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities included in the relevant Select Sector Index. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Select Sector SPDR Funds.+

                               WHO SHOULD INVEST

     Each Select Sector SPDR Fund is designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of equity securities of companies in a particular sector or group of industries as

---------------

      * "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's Depositary Receipts(R)", "SPDR(R)", "Select Sector SPDR", "Select Sector SPDRs" and "Select Sector Standard & Poor's Depositary Receipts" are trademarks of The McGraw-Hill Companies, Inc.

      + Except that under the "Dividend Reinvestment Service" described below, Shares may be created in less than a Creation Unit size aggregation of 50,000 Shares and, upon termination of a Fund, Shares may be redeemed in less than a Creation Unit.

represented by a specified Select Sector Index. Taken together, the Select Sector SPDR Funds are designed to represent all of the 500 stocks included in the S&P 500. Bought and sold separately, the Select Sector SPDR Funds are designed to enable investors to tailor asset allocations within the universe of S&P 500 companies to fit their particular investment needs.

     Select Sector SPDR Funds may be suitable for long term investment in the market or market segment represented in the relevant Select Sector Index. Shares of each Select Sector SPDR Fund may also be used as an asset allocation tool or as a speculative trading instrument. Unlike many conventional mutual funds which are only bought and sold at closing net asset values, each Select Sector SPDR Fund's Shares have been designed to be tradable in a secondary market on the AMEX on an intraday basis and to be created and redeemed principally in-kind in Creation Units at each day's next calculated net asset value. These arrangements are designed to protect ongoing shareholders from adverse effects on the portfolio of a Select Sector SPDR Fund that could arise from frequent cash creation and redemption transactions that affect the net asset value of such Fund. Moreover, in contrast to conventional mutual funds where taxable gains can be generated on shareholder redemptions because of the need to sell portfolio securities, the in-kind redemption mechanism of the Select Sector SPDR Funds generally will not lead to a tax event for ongoing shareholders.

         THE FUNDS, THEIR TICKER SYMBOLS AND THEIR INVESTMENT OBJECTIVE

     Each Select Sector SPDR Fund seeks to provide investment results that, before expenses, correspond to the price and yield performance of its benchmark Select Sector Index. The Funds and the Indexes are as follows:

THE CONSUMER DISCRETIONARY SELECT SECTOR SPDR FUND (SYMBOL: XLY)

     The Consumer Discretionary Select Sector Index includes companies from the following industries: automobiles and components, consumer durables, apparel, hotels, restaurants, leisure, media and retailing.

THE CONSUMER STAPLES SELECT SECTOR SPDR FUND (SYMBOL: XLP)

     The Consumer Staples Select Sector Index includes companies from the following industries: food and drug retailing, beverages, food products, tobacco, household products and personal products.

THE ENERGY SELECT SECTOR SPDR FUND (SYMBOL: XLE)

     The Energy Select Sector Index includes companies from the following industries: oil & gas and energy equipment & services.

THE FINANCIAL SELECT SECTOR SPDR FUND (SYMBOL: XLF)

     The Financial Select Sector Index includes companies from the following industries: banks, diversified financials, insurance and real estate.

THE HEALTH CARE SELECT SECTOR SPDR FUND (SYMBOL: XLV)

     The Health Care Select Sector Index includes companies from the following industries: health care equipment and supplies, health care providers and services, biotechnology and pharmaceuticals.

THE INDUSTRIAL SELECT SECTOR SPDR FUND (SYMBOL: XLI)

     The Industrial Select Sector Index includes companies from the following industries: aerospace and defense, building products, construction and engineering, electrical equipment, conglomerates, machinery, commercial services and supplies, air freight & logistics, airlines, marine, road & rail and transportation infrastructure.

THE MATERIALS SELECT SECTOR SPDR FUND (SYMBOL: XLB)

     The Materials Select Sector Index includes companies from the following industries: chemicals, construction materials, containers and packaging, metals and mining and paper and forest products.

THE TECHNOLOGY SELECT SECTOR SPDR FUND (SYMBOL: XLK)

     The Technology Select Sector Index includes companies from the following industries: internet software and services, IT consulting and services, software, communications equipment, computers and peripherals, electronic equipment, office electronics and instruments, semiconductor equipment and products, diversified telecommunication services and wireless telecommunication services.

THE UTILITIES SELECT SECTOR SPDR FUND (SYMBOL: XLU)

     The Utilities Select Sector Index includes companies from the following industries: electric utilities, gas utilities, multi-utilities and unregulated power and water utilities.

                  PRINCIPAL INVESTMENT STRATEGIES OF THE FUNDS

     Each Fund utilizes a low cost "passive" or "indexing" investment approach to attempt to approximate the investment performance of its benchmark Select Sector Index.

     Each Fund generally will hold all of the securities which comprise its benchmark Select Sector Index. There may, however, be instances where the Adviser may choose to overweight another stock in the Select Sector Index, purchase securities not included within the Select Sector Index which the Adviser believes are appropriate to substitute for the Select Sector Index securities or utilize various combinations of other available investment techniques in seeking to track accurately the benchmark Select Sector Index.

     Each Fund will normally invest at least 95% of its total assets in common stocks that comprise the relevant Select Sector Index. The Funds have adopted a policy that requires each Fund to provide shareholders with at least 60 days notice prior to any significant material change in a Fund's policy or its underlying index.

                   PRINCIPAL RISKS OF INVESTING IN THE FUNDS

GENERAL RISKS OF INVESTING IN INDEX FUNDS

     Each of the Funds is subject to the same general risks.

     Unlike many investment companies, the Funds are not actively "managed." Therefore, a Fund would not sell a stock because the stock's issuer was in financial trouble, unless that stock is removed from the Fund's benchmark Select Sector Index. An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on exchanges, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. You should anticipate that the value of the Shares will decline, more or less, in correspondence with any decline in value of the Fund's applicable Select Sector Index.


     The Adviser believes that over time the correlation between each Fund's performance and that of its benchmark Select Sector Index, before expenses, will be 95% or better, although there is no guarantee that such correlation will be achieved. A figure of 100% will indicate perfect correlation. The Funds' returns may not match the return of their benchmark Select Sector Indexes as a result of Fund expenses and other factors. For example, rebalancing of the Fund's securities holdings may at times be necessary to reflect changes in the composition of the relevant Select Sector Index. Rebalancing will result in transaction and other costs and could result in the realization of capital gains or losses.

     You can lose money by investing in a Select Sector SPDR Fund.

RISKS SPECIFIC TO EACH SELECT SECTOR SPDR FUND

     Each Fund is subject to the additional risks associated with concentrating its investments in companies in the market sector that its benchmark Select Sector Index targets. Additional Fund specific risks include:

     The Consumer Discretionary Select Sector SPDR Fund. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall domestic and international economy, interest rates, competitive and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products in the marketplace.

     The Consumer Staples Select Sector SPDR Fund. Companies in this Select Sector Index are subject to government regulation affecting the permissibility of using various food additives and production methods, which regulations could affect company profitability. Tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Also, the success of food and soft drink may be strongly affected by fads, marketing campaigns and other factors affecting supply and demand.

     The Energy Select Sector SPDR Fund. Energy companies in this Select Sector Index develop and produce crude oil and natural gas and provide drilling and other energy resources production and distribution related services. Stock prices for these types of companies are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events and economic conditions will likewise affect the performance of these companies. Correspondingly, securities of companies in the energy field are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Weak demand for the companies' products or services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact this Select Sector SPDR Fund's performance.

     The Financial Select Sector SPDR Fund. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively impact the sector. Insurance companies may be subject to severe price competition.

     The Health Care Select Sector SPDR Fund. Companies in the healthcare sector are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of the companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. Many new products are subject to approval of the Food and Drug Administration. The process of obtaining such approval can be long and costly. Health care companies are also subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting.

     The Industrial Select Sector SPDR Fund. Stock prices for the types of companies included in this industry are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events and economic conditions will likewise affect the performance of these companies. Transportation stocks are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreement and insurance costs. The Fund may also be susceptible to the same risks as the Materials Select Sector SPDR Fund.

     The Materials Select Sector SPDR Fund. Many companies in this sector are significantly affected by the level and volatility of commodity prices, the exchange value of the dollar, import controls, and worldwide competition. At times, worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Other risks may include liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. The success of equipment manufacturing and distribution companies is closely tied to overall capital spending levels, which are influenced by an individual company's profitability and broader factors such as interest rates and cross-border competition. The basic industries sector may also be affected by economic cycles, technical progress, labor relations, and government regulations.

     The Technology Select Sector SPDR Fund. Products included in this Select Sector Index include software, including internet software, communications equipment, computers and peripherals, electronic equipment, office electronics and instruments and semiconductor equipment and products. The financial condition of, and investor interest in, defense companies are heavily influenced by governmental defense spending policies. Defense spending is under pressure from efforts to control the U.S. budget. Competitive pressures may have a significant effect on the financial condition of companies in the technology sector. Also, many of the products and services offered by technology companies are subject to the risk of rapid obsolescence. The Fund may also be susceptible to the same risks as the Utilities Select Sector SPDR Trust. Other risks include those related to regulatory changes such as the possible adverse effects on profits of recent increased competition among telecommunications companies and the uncertainties resulting from such companies' diversification into new domestic and international businesses, as well as agreements by any such companies linking future rate increases to inflation or other factors not directly related to the actual operating profits of the enterprise.

     The Utilities Select Sector SPDR Fund. The rates that traditional regulated utility companies may charge their customers generally are subject to review and limitation by governmental regulatory commissions. Although rate changes of a utility usually fluctuate in approximate correlation with financing costs due to political and regulatory factors, rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a regulated utility company's earnings and dividends in times of decreasing costs, but conversely, will tend to adversely affect earnings and dividends when costs are rising. The value of regulated utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rates of return. Some companies, however, may be forced to defend their core business and may be less profitable.

     Among the risks that may affect utility companies are the following: risks of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations; and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants; the effects of energy conservation and the effects of regulatory changes.

                             BAR CHARTS AND TABLES

     The bar charts and tables below provide some indication of the risks of investing in the Funds by showing the variability of the Funds' returns based on net assets and comparing Funds' performance to a broad measure of market performance. Past performance is not necessarily an indication of how the Funds will perform in the future. The after-tax returns presented below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Shares been sold at the end of the relevant periods.

               THE CONSUMER DISCRETIONARY SELECT SECTOR SPDR FUND

                                    [CHART]

                                                                 ANNUAL
                                                                 RETURN
                                                              -------------
Calendar Year End 1999                                            18.42%
Calendar Year End 2000                                           -16.59%
Calendar Year End 2001                                            13.39%
Calendar Year End 2002                                           -18.93%
Calendar Year End 2003                                            37.17%
Calendar Year End 2004                                            12.90%(1)

     During the periods shown above, the highest quarterly return for the Fund was 24.72% for the quarter ended 12/31/2001, and the lowest was -17.25% for the quarter ended 9/30/2002.

----------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN                ONE      FIVE       SINCE
(FOR PERIOD ENDING DECEMBER 31, 2004)      YEAR     YEAR    INCEPTION(2)
----------------------------------------------------------------------------
  Return Before Taxes(1)                  12.90%    3.46%      6.97%
----------------------------------------------------------------------------
  Return After Taxes on Distributions(1)  12.62%    3.20%      6.71%
----------------------------------------------------------------------------
  Return After Taxes on Distributions
     and Redemption of Creation Units(1)   8.38%    2.80%      5.89%
----------------------------------------------------------------------------
  Standard & Poor's 500 Index (reflects
     no deductions for fees, expenses or
     taxes)                               10.88%   -2.30%      2.20%
----------------------------------------------------------------------------
  The Consumer Discretionary Select
     Sector Index (reflects no
     deductions for fees, expenses or
     taxes)(3)                            13.28%    3.82%      7.32%
----------------------------------------------------------------------------

(1) Total return figures are calculated assuming the reinvested price for the December 17, 2004 income distribution is the December 31, 2004 net asset value. The actual reinvestment price is the January 31, 2005 net asset value, which was not available at the time of the above calculations. Actual total return calculations may or may not differ based on this assumption.

(2) Investment operations commenced on December 16, 1998.

(3) Index performance from the Fund's inception to June 21, 2002 is based on the Cyclical/Transportation Select Sector Index.

                  THE CONSUMER STAPLES SELECT SECTOR SPDR FUND

                                    [CHART]

                                                                 ANNUAL
                                                                 RETURN
                                                              -------------
Calendar Year End 1999                                           -14.70%
Calendar Year End 2000                                            25.75%
Calendar Year End 2001                                            -9.95%
Calendar Year End 2002                                           -19.94%
Calendar Year End 2003                                            11.16%
Calendar Year End 2004                                             7.81%(1)

     During the periods shown above, the highest quarterly return for the Fund was 20.03% for the quarter ended 6/30/2000, and the lowest was -14.12% for the quarter ended 6/30/2002.

--------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN              ONE      FIVE       SINCE
(FOR PERIOD ENDING DECEMBER 31, 2004)    YEAR     YEAR    INCEPTION(2)
--------------------------------------------------------------------------
  Return Before Taxes(1)                 7.81%    1.63%      -0.56%
--------------------------------------------------------------------------
  Return After Taxes on
     Distributions(1)                    7.21%    1.13%      -1.04%
--------------------------------------------------------------------------
  Return After Taxes on Distributions
     and Redemption of Creation
     Units(1)                            5.06%    1.11%      -0.75%
--------------------------------------------------------------------------
  Standard & Poor's 500 Index
     (reflects no deductions for fees,
     expenses or taxes)                 10.88%   -2.30%       2.20%
--------------------------------------------------------------------------
  The Consumer Staples Select Sector
     Index (reflects no deductions for
     fees, expenses or taxes)            8.11%    1.89%      -0.32%
--------------------------------------------------------------------------

(1) Total return figures are calculated assuming the reinvested price for the December 17, 2004 income distribution is the December 31, 2004 net asset value. The actual reinvestment price is the January 31, 2005 net asset value, which was not available at the time of the above calculations. Actual total return calculations may or may not differ based on this assumption.

(2) Investment operations commenced on December 16, 1998.

                       THE ENERGY SELECT SECTOR SPDR FUND

                                    [CHART]

                                                                 ANNUAL
                                                                 RETURN
                                                              -------------
Calendar Year End 1999                                            19.05%
Calendar Year End 2000                                            24.35%
Calendar Year End 2001                                           -18.36%
Calendar Year End 2002                                            -14.7%
Calendar Year End 2003                                            25.84%
Calendar Year End 2004                                            33.43%(1)

     During the periods shown above, the highest quarterly return for the Fund was 15.63% for the quarter ended 12/31/2003, and the lowest was -18.92% for the quarter ended 9/30/2002.

--------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN              ONE      FIVE       SINCE
(FOR PERIOD ENDING DECEMBER 31, 2004)    YEAR     YEAR    INCEPTION(2)
  ------------------------------------------------------------------------
  Return Before Taxes(1)                33.43%    7.86%      9.27%
  ------------------------------------------------------------------------
  Return After Taxes on
    Distributions(1)                    32.71%    7.21%      8.61%
  ------------------------------------------------------------------------
  Return After Taxes on Distributions
    and Redemption of Creation Units(1) 21.69%    6.38%      7.66%
  ------------------------------------------------------------------------
  Standard & Poor's 500 Index
    (reflects no deductions for fees,
    expenses or taxes)                  10.88%   -2.30%      2.20%
  ------------------------------------------------------------------------
  The Energy Select Sector Index
    (reflects no deductions for fees,
    expenses or taxes)                  33.95%    8.25%      9.63%
  ------------------------------------------------------------------------

(1) Total return figures are calculated assuming the reinvested price for the December 17, 2004 income distribution is the December 31, 2004 net asset value. The actual reinvestment price is the January 31, 2005 net asset value, which was not available at the time of the above calculations. Actual total return calculations may or may not differ based on this assumption.

(2) Investment operations commenced on December 16, 1998.

                     THE FINANCIAL SELECT SECTOR SPDR FUND

                                    [CHART]

                                                                 ANNUAL
                                                                 RETURN
                                                              -------------
Calendar Year End 1999                                             3.40%
Calendar Year End 2000                                            25.42%
Calendar Year End 2001                                            -9.12%
Calendar Year End 2002                                           -14.84%
Calendar Year End 2003                                            30.37%
Calendar Year End 2004                                            10.62%(1)

     During the periods shown above, the highest quarterly return for the Fund was 23.56% for the quarter ended 9/30/2000, and the lowest was -17.14% for the quarter ended 9/30/2002.

--------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN              ONE      FIVE       SINCE
(FOR PERIOD ENDING DECEMBER 31, 2004)    YEAR     YEAR    INCEPTION(2)
  ------------------------------------------------------------------------
  Return Before Taxes(1)                10.62%    6.97%      7.35%
  ------------------------------------------------------------------------
  Return After Taxes on
    Distributions(1)                     9.79%    6.35%      6.74%
  ------------------------------------------------------------------------
  Return After Taxes on Distributions
    and Redemption of Creation Units(1)  6.87%    5.65%      6.01%
  ------------------------------------------------------------------------
  Standard & Poor's 500 Index
    (reflects no deductions for fees,
    expenses or taxes)                  10.88%   -2.30%      2.20%
  ------------------------------------------------------------------------
  The Financial Select Sector Index
    (reflects no deductions for fees,
    expenses or taxes)                  10.88%    7.29%      7.62%
  ------------------------------------------------------------------------

(1) Total return figures are calculated assuming the reinvested price for the December 17, 2004 income distribution is the December 31, 2004 net asset value. The actual reinvestment price is the January 31, 2005 net asset value, which was not available at the time of the above calculations. Actual total return calculations may or may not differ based on this assumption.

(2) Investment operations commenced on December 16, 1998.

                    THE HEALTH CARE SELECT SECTOR SPDR FUND

                                    [CHART]

                                                                 ANNUAL
                                                                 RETURN
                                                              -------------
Calendar Year End 1999                                            20.07%
Calendar Year End 2000                                           -11.57%
Calendar Year End 2001                                            -0.19%
Calendar Year End 2002                                            -1.69%
Calendar Year End 2003                                            14.92%
Calendar Year End 2004                                             1.45%(1)

     During the periods shown above, the highest quarterly return for the Fund was 15.95% for the quarter ended 12/31/1999 and the lowest was -20.25% for the quarter ended 6/30/2001.

--------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN              ONE      FIVE       SINCE
(FOR PERIOD ENDING DECEMBER 31, 2004)    YEAR     YEAR    INCEPTION(2)
--------------------------------------------------------------------------
  Return Before Taxes(1)                 1.45%    0.20%      4.60%
--------------------------------------------------------------------------
  Return After Taxes on
     Distributions(1)                    1.04%   -0.01%      4.37%
--------------------------------------------------------------------------
  Return After Taxes on Distributions
     and Redemption of Creation
     Units(1)                            0.94%    0.06%      3.85%
--------------------------------------------------------------------------
  Standard & Poor's 500 Index
     (reflects no deductions for fees,
     expenses or taxes)                 10.88%   -2.30%      2.20%
--------------------------------------------------------------------------
  The Health Care Select Sector Index
     (reflects no deductions for fees,
     expenses or taxes)(3)               1.73%    0.40%      4.90%
--------------------------------------------------------------------------

(1) Total return figures are calculated assuming the reinvested price for the December 17, 2004 income distribution is the December 31, 2004 net asset value. The actual reinvestment price is the January 31, 2005 net asset value, which was not available at the time of the above calculations. Actual total return calculations may or may not differ based on this assumption.

(2) Investment operations commenced on December 16, 1998.

(3) Index performance from the Fund's inception to June 21, 2002 is based on the Consumer Services Select Sector Index.

                     THE INDUSTRIAL SELECT SECTOR SPDR FUND

                                    [CHART]

                                                                 ANNUAL
                                                                 RETURN
                                                              -------------
Calendar Year End 1999                                            22.99%
Calendar Year End 2000                                             6.96%
Calendar Year End 2001                                           -10.26%
Calendar Year End 2002                                           -24.72%
Calendar Year End 2003                                            31.81%
Calendar Year End 2004                                            17.43%(1)

     During the periods shown above, the highest quarterly return for the Fund was 19.47% for the quarter ended 6/30/1999, and the lowest was -18.41% for the quarter ended 9/30/2001.

--------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN              ONE      FIVE       SINCE
(FOR PERIOD ENDING DECEMBER 31, 2004)    YEAR     YEAR    INCEPTION(2)
  ------------------------------------------------------------------------
  Return Before Taxes(1)                17.43%    2.36%      6.78%
  ------------------------------------------------------------------------
  Return After Taxes on
    Distributions(1)                    16.86%    1.91%      6.30%
  ------------------------------------------------------------------------
  Return After Taxes on Distributions
    and Redemption of Creation Units(1) 11.30%    1.74%      5.58%
  ------------------------------------------------------------------------
  Standard & Poor's 500 Index
    (reflects no deductions for fees,
    expenses or taxes)                  10.88%   -2.30%      2.20%
  ------------------------------------------------------------------------
  The Industrial Select Sector Index
    (reflects no deductions for fees,
    expenses or taxes)                  17.79%    2.70%      7.14%
  ------------------------------------------------------------------------

(1) Total return figures are calculated assuming the reinvested price for the December 17, 2004 income distribution is the December 31, 2004 net asset value. The actual reinvestment price is the January 31, 2005 net asset value, which was not available at the time of the above calculations. Actual total return calculations may or may not differ based on this assumption.

(2) Investment operations commenced on December 16, 1998.

                     THE MATERIALS SELECT SECTOR SPDR FUND
            (FORMERLY THE BASIC INDUSTRIES SELECT SECTOR SPDR FUND)

                                    [CHART]

                                                                 ANNUAL
                                                                 RETURN
                                                              -------------
Calendar Year End 1999                                            24.27%
Calendar Year End 2000                                           -15.35%
Calendar Year End 2001                                             2.62%
Calendar Year End 2002                                            -5.70%
Calendar Year End 2003                                            37.32%
Calendar Year End 2004                                            13.22%(1)

     During the periods shown above, the highest quarterly return for the Fund was 23.09% for the quarter ended 12/31/2003, and the lowest was -22.96% for the quarter ended 9/30/2002.

----------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN                ONE      FIVE       SINCE
(FOR PERIOD ENDING DECEMBER 31, 2004)      YEAR     YEAR    INCEPTION(2)
----------------------------------------------------------------------------
  Return Before Taxes(1)                  13.22%    4.99%      8.67%
----------------------------------------------------------------------------
  Return After Taxes on Distributions(1)  12.49%    4.07%      7.77%
----------------------------------------------------------------------------
  Return After Taxes on Distributions
     and Redemption of Creation Units(1)   8.55%    3.68%      6.96%
----------------------------------------------------------------------------
  Standard & Poor's 500 Index (reflects
     no deductions for fees, expenses or
     taxes)                               10.88%   -2.30%      2.20%
----------------------------------------------------------------------------
  The Materials Select Sector Index
     (reflects no deductions for fees,
     expenses or taxes)                   13.62%    5.36%      9.08%
----------------------------------------------------------------------------

(1) Total return figures are calculated assuming the reinvested price for the December 17, 2004 income distribution is the December 31, 2004 net asset value. The actual reinvestment price is the January 31, 2005 net asset value, which was not available at the time of the above calculations. Actual total return calculations may or may not differ based on this assumption.

(2) Investment operations commenced on December 16, 1998.

                     THE TECHNOLOGY SELECT SECTOR SPDR FUND

                                    [CHART]

                                                                 ANNUAL
                                                                 RETURN
                                                              -------------
Calendar Year End 1999                                            66.01%
Calendar Year End 2000                                           -42.20%
Calendar Year End 2001                                           -22.96%
Calendar Year End 2002                                           -38.40%
Calendar Year End 2003                                            38.62%
Calendar Year End 2004                                             5.24%(1)

     During the periods shown above, the highest quarterly return for the Fund was 31.46% for the quarter ended 12/31/1999, and the lowest was -32.56% for the quarter ended 12/31/2000.

----------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN               ONE      FIVE        SINCE
(FOR PERIOD ENDING DECEMBER 31, 2004)     YEAR     YEAR     INCEPTION(2)
----------------------------------------------------------------------------
  Return Before Taxes(1)                  5.24%   -16.69%      -5.23%
----------------------------------------------------------------------------
  Return After Taxes on
     Distributions(1)                     4.53%   -16.84%      -5.37%
----------------------------------------------------------------------------
  Return After Taxes on Distributions
     and Redemption of Creation
     Units(1)                             3.41%   -13.33%      -4.42%
----------------------------------------------------------------------------
  Standard & Poor's 500 Index (reflects
     no deductions for fees, expenses
     or taxes)                           10.88%    -2.30%       2.20%
----------------------------------------------------------------------------
  The Technology Select Sector Index
     (reflects no deductions for fees,
     expenses or taxes)                   5.52%   -16.47%      -4.99%
----------------------------------------------------------------------------

(1) Total return figures are calculated assuming the reinvested price for the December 17, 2004 income distribution is the December 31, 2004 net asset value. The actual reinvestment price is the January 31, 2005 net asset value, which was not available at the time of the above calculations. Actual total return calculations may or may not differ based on this assumption.

(2) Investment operations commenced on December 16, 1998.

                     THE UTILITIES SELECT SECTOR SPDR FUND

                                    [CHART]

                                                                 ANNUAL
                                                                 RETURN
                                                              -------------
Calendar Year End 1999                                            -3.34%
Calendar Year End 2000                                            21.96%
Calendar Year End 2001                                           -13.07%
Calendar Year End 2002                                           -28.10%
Calendar Year End 2003                                            26.39%
Calendar Year End 2004                                            23.83%(1)

     During the periods shown above, the highest quarterly return for the Fund was 21.19% for the quarter ended 6/30/2003,and the lowest was -22.46% for the quarter ended 9/30/2002.

----------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN                ONE      FIVE       SINCE
(FOR PERIOD ENDING DECEMBER 31, 2004)      YEAR     YEAR    INCEPTION(2)
----------------------------------------------------------------------------
  Return Before Taxes(1)                  23.83%    3.49%      2.92%
----------------------------------------------------------------------------
  Return After Taxes on Distribution(1)   22.36%    2.24%      1.67%
----------------------------------------------------------------------------
  Return After Taxes on Distributions
     and Redemption of Creation Units(1)  15.40%    2.22%      1.73%
----------------------------------------------------------------------------
  Standard & Poor's 500 Index (reflects
     no deductions for fees, expenses or
     taxes)                               10.88%   -2.30%      2.20%
----------------------------------------------------------------------------
  The Utilities Select Sector Index
     (reflects no deductions for fees,
     expenses or taxes)                   24.28%    3.81%      3.10%
----------------------------------------------------------------------------

(1) Total return figures are calculated assuming the reinvested price for the December 17, 2004 income distribution is the December 31, 2004 net asset value. The actual reinvestment price is the January 31, 2005 net asset value, which was not available at the time of the above calculations. Actual total return calculations may or may not differ based on this assumption.

(2) Investment operations commenced on December 16, 1998.

                               FEES AND EXPENSES


     The table describes the fees and expenses that you may pay if you buy and hold Shares of the Select Sector SPDR Funds.

                                       THE
                                    CONSUMER      THE CONSUMER
                                  DISCRETIONARY      STAPLES       THE ENERGY     THE FINANCIAL
                                  SELECT SECTOR   SELECT SECTOR   SELECT SECTOR   SELECT SECTOR
                                    SPDR FUND       SPDR FUND       SPDR FUND       SPDR FUND
                                  -------------   -------------   -------------   -------------
I.  SHAREHOLDER TRANSACTION
 EXPENSES
A.  CREATION TRANSACTION EXPENSES
 Through the Continuous Net
   Settlement System of the
   National Securities Clearing
   Corporation ("NSCC")(a)......     $1,000          $1,000          $1,000          $1,000
 Outside NSCC(a)................     Up to $4,000    Up to $4,000    Up to $4,000    Up to $4,000
B.  REDEMPTION TRANSACTION EXPENSES.
 Through NSCC(b)................     $1,000          $1,000          $1,000          $1,000
 Outside NSCC(b)................     Up to $4,000    Up to $4,000    Up to $4,000    Up to $4,000
II.  ANNUAL FUND OPERATING
 EXPENSES
 (AS A PERCENTAGE OF AVERAGE
 NET ASSETS)
 Management Fees................      0.05%           0.05%           0.05%           0.05%
 12b-1 Fees(c)..................      0.07%           0.07%           0.07%           0.07%
 Other Operating Expenses(d)....      0.16%           0.15%           0.15%           0.14%
 Total Annual Fund Operating
   Expenses.....................      0.28%           0.27%           0.27%           0.26%


                                                         THE                             THE
                                  THE HEALTH CARE    INDUSTRIAL     THE MATERIALS    TECHNOLOGY     THE UTILITIES
                                   SELECT SECTOR    SELECT SECTOR   SELECT SECTOR   SELECT SECTOR   SELECT SECTOR
                                     SPDR FUND        SPDR FUND       SPDR FUND       SPDR FUND       SPDR FUND
                                  ---------------   -------------   -------------   -------------   -------------
I.  SHAREHOLDER TRANSACTION
 EXPENSES
A.  CREATION TRANSACTION EXPENSE
 Through the Continuous Net
   Settlement System of the
   National Securities Clearing
   Corporation ("NSCC")(a)......      $1,000           $1,000          $1,000          $1,000          $1,000
 Outside NSCC(a)................      Up to $4,000     Up to $4,000    Up to $4,000    Up to $4,000    Up to $4,000
B.  REDEMPTION TRANSACTION EXPEN
 Through NSCC(b)................      $1,000           $1,000          $1,000          $1,000          $1,000
 Outside NSCC(b)................      Up to $4,000     Up to $4,000    Up to $4,000    Up to $4,000    Up to $4,000
II.  ANNUAL FUND OPERATING
 EXPENSES
 (AS A PERCENTAGE OF AVERAGE
 NET ASSETS)
 Management Fees................       0.05%            0.05%           0.05%           0.05%           0.05%
 12b-1 Fees(c)..................       0.07%            0.07%           0.07%           0.07%           0.07%
 Other Operating Expenses(d)....       0.15%            0.16%           0.15%           0.14%           0.15%
 Total Annual Fund Operating
   Expenses.....................       0.27%            0.28%           0.27%           0.26%           0.27%

---------------
(a) The creation transaction fee is the same regardless of the number of Creation Units being purchased pursuant to any one creation order. One Creation Unit consists of 50,000 Shares.

(b) The redemption transaction fee is the same regardless of the number of Creation Units being redeemed pursuant to any one redemption order. One Creation Unit consists of 50,000 Shares.

(c) The Trust's Board of Trustees has voted to limit payments under each Fund's 12b-1 plan to 0.07% of its average daily nets assets although payments up to 0.25% are authorized.

(d) Other Operating Expenses have been restated to reflect current fees and include, among other expenses, a "unitary" fee. The "unitary" fee is paid by each Select Sector SPDR Fund to State Street for the administration, custody and transfer agency services it provides to the Funds.

EXAMPLES OF EXPENSES

     Each Select Sector SPDR Fund sells and redeems Shares in Creation Units principally on an in-kind basis for portfolio securities of the relevant Select Sector Index. SHARES IN LESS THAN CREATION UNIT AGGREGATIONS ARE NOT REDEEMABLE. An investor purchasing a Creation Unit on an in-kind basis would pay the following expenses on a $10,000 investment (payment with a deposit of securities included in the relevant Select Sector Index), assuming a 5% annual return and that the Funds' operating expenses remain the same. INVESTORS SHOULD NOTE THAT THE PRESENTATION BELOW OF A $10,000 INVESTMENT IN A CREATION UNIT IS FOR ILLUSTRATION PURPOSES ONLY, AS SHARES WILL BE ISSUED BY THE SELECT SECTOR SPDR FUNDS ONLY IN CREATION UNITS. FURTHER, THE RETURN OF 5% AND ESTIMATED EXPENSES ARE FOR ILLUSTRATION PURPOSES ONLY AND SHOULD NOT BE CONSIDERED INDICATIONS OF EXPECTED SELECT SECTOR SPDR FUND EXPENSES OR PERFORMANCE, WHICH MAY BE GREATER OR LESSER THAN THE ESTIMATES.

     An investor would pay the following expenses, assuming no redemptions:

                                      1       3       5      10
                                     YEAR   YEARS   YEARS   YEARS
                                     ----   -----   -----   -----
                                     ($)     ($)     ($)     ($)
The Consumer Discretionary Select
  Sector SPDR Fund.................   29     90      158     358
The Consumer Staples Select Sector
  SPDR Fund........................   28     87      152     345
The Energy Select Sector SPDR
  Fund.............................   28     87      152     345
The Financial Select Sector SPDR
  Fund.............................   27     84      147     333
The Health Care Select Sector SPDR
  Fund.............................   28     87      152     345
The Industrial Select Sector SPDR
  Fund.............................   29     90      158     358
The Materials Select Sector SPDR
  Fund.............................   28     87      152     345
The Technology Select Sector SPDR
  Fund.............................   27     84      147     333
The Utilities Select Sector SPDR
  Fund.............................   28     87      152     345

                       ADDITIONAL INVESTMENT STRATEGIES,
                         RISKS AND OTHER CONSIDERATIONS

                        ADDITIONAL INVESTMENT STRATEGIES

     Each Select Sector SPDR Fund may invest its remaining assets in money market instruments including repurchase agreements or funds which invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act), in convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors such as the movement of a particular stock or stock index) and in options and futures contracts. Options and futures contracts (and convertible securities and structured notes) may be used by a Fund in seeking performance that corresponds to its benchmark Select Sector Index and in managing cash flows. The Funds will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines. The Adviser anticipates that it will take approximately three business days for additions and deletions to the S&P 500 to be reflected in the portfolio composition of each Fund.

     Lending Securities. Each Select Sector SPDR Fund may lend securities from its holdings to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes.

     Borrowing Money. Each Select Sector SPDR Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

                                ADDITIONAL RISKS


     Lack of Diversification. The Select Sector SPDR Funds are non-diversified and, as a result, may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in securities of a single company or a single industry than diversified funds, the performance of that company or industry can have a substantial impact on a Select Sector SPDR Fund's share price. Each Select Sector SPDR intends to maintain the required level of diversification so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code, in order to avoid liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with diversification requirements of the Internal Revenue Code could limit the investment flexibility of each Fund.


     The stocks of particular issuers, or of issuers in particular industries, may represent a large portion of a Select Sector Index. Consequently, a Select

Sector SPDR Fund may be more adversely affected by the performance of one security (or group of securities) and be subject to greater price volatility than a more diversified investment company. Also, a Select Sector SPDR Fund may be more susceptible to any single economic, political or regulatory occurrence than the securities holdings of an investment company that is more broadly diversified than the Select Sector SPDR Fund.

     Trading Issues. Trading in Shares on the AMEX may be halted due to market conditions or for reasons that, in the view of the AMEX, make trading in Shares inadvisable. In addition, trading in Shares on the AMEX is subject to trading halts caused by extraordinary market volatility pursuant to AMEX "circuit breaker" rules. There can be no assurance that the requirements of the AMEX necessary to maintain the listing of a Select Sector SPDR Fund will continue to be met or will remain unchanged.

     Fluctuation of Net Asset Value. The net asset value of the Shares will fluctuate with changes in the market value of a Select Sector SPDR Fund's securities holdings. The market prices of Shares will fluctuate in accordance with changes in net asset value and supply and demand on the AMEX. The Adviser cannot predict whether Shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of the Select Sector Index trading individually or in the aggregate at any point in time. However, given that Shares can be created and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser believes that large discounts or premiums to the net asset value of Shares should not be sustained.

     Lending of Securities. Although each Select Sector SPDR Fund that may lend its portfolio securities will receive collateral in connection with all loans of its securities holdings, a Select Sector SPDR Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, a Select Sector SPDR Fund will bear the risk of loss of any cash collateral that it invests.

     Leverage. To the extent that a Select Sector SPDR Fund borrows money, it may be leveraged. Leveraging generally exaggerates the effect on net asset value of any increase or decrease in the market value of a Select Sector SPDR Fund's portfolio securities.

                              OTHER CONSIDERATIONS

CONSTRUCTION AND MAINTENANCE STANDARDS FOR THE SELECT SECTOR INDEXES

     Each Select Sector Index is developed and maintained in accordance with the following criteria:

     - Each of the component securities in a Select Sector Index is a constituent company of the S&P 500.

     - Each stock in the S&P 500 is allocated to one and only one of the Select Sector Indexes.

     - The Index Compilation Agent, Merrill Lynch Pierce Fenner & Smith, assigns each constituent stock of the S&P 500 to a Select Sector Index. The Index Compilation Agent, after consultation with S&P, assigns a company's stock to a particular Select Sector Index on the basis of such company's sales and earnings composition and the sensitivity of the company's stock price and business results to the common factors that affect other companies in each Select Sector Index. S&P has sole control over the removal of stocks from the S&P 500 and the selection of replacement stocks to be added to the S&P 500. However, S&P plays only a consulting role in the Select Sector Index assignment of the S&P 500 component stocks, which is the sole responsibility of the Index Compilation Agent.

     - Each Select Sector Index is calculated by the AMEX's Index Services Group using a modified "market capitalization" methodology. This design ensures that each of the component stocks within a Select Sector Index is represented in a proportion consistent with its percentage with respect to the total market capitalization of such Select Sector Index. Under certain conditions, however, the number of shares of a component stock within the Select Sector Index may be adjusted to conform to Internal Revenue Code requirements. See "Construction and Maintenance Standards for the Select Sector Indexes" under "GENERAL DESCRIPTION OF THE TRUST" in the Statement of Additional Information.

                                   MANAGEMENT


     Adviser. SSgA Funds Management, Inc. serves as the Adviser to the Trust and, subject to the supervision of the Board of Trustees, is responsible for the investment management of the Select Sector SPDR Funds. The Adviser and other advisory affiliates make up State Street Global Advisors, the investment management arm of State Street Corporation. As of December 31, 2004, the Adviser managed approximately $98 billion in assets. The Adviser's principal business address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.


     For the services provided to the Select Sector SPDR Funds under the Investment Advisory Agreement, each Fund pays the Adviser monthly fees based on a percentage of each Fund's average daily net assets at the annual rate of 0.05%. From time to time, the Adviser may waive all or a portion of its fee.

     Administrator, Custodian, and Transfer Agent. State Street Bank and Trust Company ("State Street") is the Administrator for each Select Sector SPDR Fund, the Custodian of each Select Sector SPDR Fund's assets, and serves as the Transfer Agent to the Select Sector SPDR Funds. State Street is paid a "unitary fee" for these services. The unitary fee is a sliding scale fee calculated as follows: (i) 0.07% of average daily net assets of the Trust up to the first $4.5 billion of net assets (such $4.5 billion to be increased by $500 million each time a new Select Sector SPDR Fund is added); (ii) 0.05% of average daily net assets up to the next $4.5 billion of net assets of the Trust (such $4.5 billion to be increased by $500 million each time a new Select Sector SPDR Fund is added); and (iii) 0.03% of average daily net assets on the remainder of net assets. Each Select Sector SPDR Fund will also bear all other expenses of its operation.

     Lending Agent. State Street has been designated as the lending agent for the Trust. In such capacity, it causes the delivery of loaned securities from each Select Sector SPDR Fund to borrowers, arranges for the return of loaned securities to the Select Sector SPDR Fund at the termination of the loans, requests deposit of collateral, monitors daily the value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program. For its services, the lending agent typically receives a portion of the net investment income, if any, earned on the collateral for the securities loaned.

     Distributor. ALPS Distributors, Inc. is the Distributor of each Select Sector SPDR Fund's Shares. The Distributor will not distribute Shares in less than Creation Units, and it does not maintain a secondary market in the Shares. The Distributor may enter into selected dealer agreements with other broker-dealers or other qualified financial institutions for the sale of Creation Units of Shares.

     The Board of Trustees of the Trust has adopted for each Select Sector SPDR Fund a distribution plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets per annum for certain distribution related activities. Each Fund has limited its 12b-1 fee to 0.07% of its average daily net assets at least through January 31, 2006. Because these fees are paid out of each Fund's assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                 INDEX LICENSE

     The Trust pays an annual licensing fee to (i) S&P equal to the greater of 0.03% of the aggregate net assets of the Trust or $450,000 (the "Minimum Annual Fee"), and (ii) Merrill Lynch equal to 0.03% of the aggregate net assets of the Trust. The Minimum Annual Fee is payable in full on each anniversary of the first day of trading, December 22, 1998. The fee to Merrill Lynch is payable on a quarterly basis. Each Select Sector SPDR Fund will pay its proportionate share of the fees based on the relative net assets of such Fund.

                        DETERMINATION OF NET ASSET VALUE

     Net asset value per Share for each Select Sector SPDR Fund is computed by dividing the value of the net assets of such Select Sector SPDR Fund (i.e., the value of its total assets less total liabilities) by its total number of Shares outstanding. Expenses and fees, including the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of each Select Sector SPDR Fund is calculated by the Custodian and determined each business day at the close of regular trading of the New York Stock Exchange ("NYSE") (ordinarily 4:00 p.m. New York time).


     In computing a Select Sector SPDR Fund's net asset value per Share, the Select Sector SPDR Fund's securities holdings, except for those traded on the NASDAQ, are valued based on their last sale price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities traded on the NASDAQ are valued at the NASDAQ official close price. Securities regularly traded in an over-the-counter market are valued at the last bid price. If no closing sale price or official close price is available, the security is valued at the previous closing sale price or previous official close price, as the case may be. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith by the Pricing Committee in accordance with procedures adopted by the Board of Trustees.

                  BUYING AND SELLING SELECT SECTOR SPDR FUNDS

     The Select Sector SPDR Fund Shares are listed for secondary trading on the AMEX. If you buy or sell Select Sector SPDR Fund Shares in the secondary market, you will incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Select Sector SPDR Fund Shares will trade on the AMEX at prices that may differ to varying degrees from the daily net asset values of the Shares. Given, however, that Select Sector SPDR Fund Shares can be issued and redeemed in Creation Units, the Adviser believes that large discounts and premiums to net asset value should not be sustained for very long.


     The Funds impose no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Funds' shareholders when they considered that no restriction or policy was necessary. The Board considered that, unlike traditional mutual funds, each Select Sector SPDR Fund issues and redeems its shares at net asset value per share for a basket of securities intended to mirror a Fund's portfolio, plus a small amount of cash, and a Fund's shares may be purchased and sold on the exchange at prevailing market prices. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by the Funds' shareholders or (b) any attempts to market time the Funds by shareholders would result in negative impact to the Funds or their shareholders.


                   CREATION AND REDEMPTION OF CREATION UNITS

     Except for the purpose of dividend reinvestment, each Select Sector SPDR Fund issues Shares (through the Distributor) and redeems Shares (through the Transfer Agent) only in Creation Units (50,000 Shares per Creation Unit) at their net asset value on a continuous basis. Set forth below is a brief description of the procedures applicable to creation and redemption of Creation Units. For more detailed information, see "CREATION AND REDEMPTION OF CREATION UNITS" in the Statement of Additional Information.

  Creation

     In order to create (i.e., purchase) Creation Units of a Select Sector SPDR Fund, an investor must deposit a designated portfolio of equity securities constituting a substantial replication, or a representation, of the stocks included in the relevant Select Sector SPDR Fund's Select Sector Index (the "Deposit Securities") and generally make a small cash payment referred to as the "Cash Component." For those Authorized Participants that are not eligible for trading a Deposit Security, custom orders are available. The list of the names and the number of shares of the Deposit Securities are made available by the Custodian through the facilities of the NSCC immediately prior to the opening of business on the AMEX. The Cash Component represents the difference between the net asset value of a Creation Unit and the market value of the Deposit Securities, and includes the Dividend Equivalent Payment. In the case of custom orders, cash-in-lieu may be added to the Cash Component to replace any Deposit Securities that the Authorized Participant may not be eligible to trade. The Dividend Equivalent Payment is an amount intended to enable a Select Sector SPDR Fund to make a distribution of dividends on the next dividend payment date as if all the portfolio securities of the Fund had been held for the entire dividend period. See the Statement of Additional Information for a description as to the manner in which the Dividend Equivalent Payment is calculated.

     Orders must be placed in proper form by or through either (i) a "Participating Party", i.e., a broker-dealer or other participant in the clearing process of the Continuous Net Settlement System of the NSCC (the "Clearing Process"); or (ii) a DTC Participant, that, in either case, has entered into an agreement with the Trust, the Distributor and the Transfer Agent, with respect to creations and redemptions of Creation Units ("Participant Agreement"). Investors should contact the Distributor for the names of Participating Parties and/or DTC Participants that have signed a Participant Agreement. All standard orders must be placed for one or more whole Creation Units of Shares of a Select Sector SPDR Fund and must be received by the Distributor in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m., New York time) ("Closing Time") in order to receive that day's closing net asset value per Share. All custom orders must be placed for one or more whole Creation Units of Shares of a Select Sector SPDR Fund and must be received by the Distributor in proper form no later than one hour prior to Closing Time in order to receive that day's closing net asset value per Share.

     Orders may be effected through the Clearing Process or outside the Clearing Process. A standard order to create Creation Units through the Clearing Process (through a Participating Party), or outside the Clearing

Process (through a DTC Participant), is considered received by the Distributor on the date transmitted if the order is received by the Distributor no later than the Closing Time on such date and all other procedures set forth in the Participant Agreement are followed. A custom order to create Creation Units through the Clearing Process (through a Participating Party), or outside the Clearing Process (through a DTC Participant), is considered received by the Distributor on the date transmitted if the order is received by the Distributor no later than one hour prior to Closing Time on such date and all other procedures set forth in the Participant Agreement are followed. However, in the case of orders effected outside the Clearing Process, if the Custodian does not receive the requisite Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., New York time, respectively, on the next business day immediately following the transmittal date, the order will be canceled. Any order may be rejected under certain limited circumstances which are specified in the Statement of Additional Information.

     A fixed transaction fee of $1,000 is applicable to each creation transaction regardless of the number of Creation Units created in the transaction. An additional charge of up to three (3) times the fixed transaction fee (for a total charge of up to $4,000) may be imposed with respect to transactions effected outside the Clearing Process (through a DTC Participant) and in the limited circumstances specified in the Statement of Additional Information in which any cash can be used in lieu of Deposit Securities to create Creation Units. Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. Any such transaction effected must be effected outside the Clearing Process. See "CREATION AND REDEMPTION OF CREATION UNITS" in the Statement of Additional Information.

     Legal Restrictions on Transactions in Certain Stocks. An investor subject to a legal restriction with respect to a particular stock required to be deposited in connection with the creation of a Creation Unit may, at the Fund's discretion, be permitted to deposit an equivalent amount of cash in substitution for any stock which would otherwise be included in the Deposit Securities applicable to the creation of a Creation Unit. See "CREATION AND REDEMPTION OF CREATION UNITS" in the Statement of Additional Information for information on other situations where cash may be substituted for stock(s).

  Redemption

     Shares may be redeemed only in Creation Units at their net asset value and only on a day the NYSE is open for business. The Custodian makes available immediately prior to the opening of business on the AMEX, through the facilities of the NSCC, the list of the names and the number of Shares of each Select Sector SPDR Fund's portfolio securities that will be applicable that day to redemption requests in proper form ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to creations of Creation Units. Unless cash redemptions are available or specified for a particular Select Sector SPDR Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the net asset value of the Shares being redeemed as next determined after receipt by the Transfer Agent of a redemption request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less the applicable redemption fee. Should the Fund Securities have a value greater than the net asset value of the Shares, a compensating cash payment to the Trust equal to the differential will be required to be arranged for by or on behalf of the redeeming shareholder by the Participating Party or DTC Participant, as the case may be. For more detail, see "CREATION AND REDEMPTION OF CREATION UNITS" in the Statement of Additional Information.

     Orders to redeem Creation Units of a Select Sector SPDR Fund may only be effected by or through a Participating Party (with respect to redemptions through the Clearing Process) or a DTC Participant (with respect to redemptions outside the Clearing Process). An order to redeem through the Clearing Process is deemed received on the date of transmittal if such order is received by the Transfer Agent prior to the Closing Time, or one hour prior to Closing Time in the case of custom orders, on the date of transmittal and all other procedures set forth in the Participant Agreement are properly followed. An order to redeem outside the Clearing Process is considered received by the Transfer Agent on the date of transmittal if: (i) such order is received by the Transfer Agent no later than the Closing Time, or one hour prior to Closing Time in the case of custom orders, on the transmittal date; (ii) such order is accompanied or proceeded by the requisite number of Shares and the cash redemption amount (if applicable) specified in the order, which delivery must be made through DTC to the Custodian no later than 11:00 a.m. and 2:00 p.m., New York time, respectively, on the next business day after the transmittal date; and (iii) all other procedures set forth in the Participant Agreement are followed.

     A fixed transaction fee of $1,000 is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional charge of up to three (3) times the fixed transaction fee (for a total charge of up to $4,000) may be charged with respect to transactions effected outside the Clearing Process and in the limited circumstances specified in the Statement of Additional Information in which any cash may be used in lieu of securities to redeem Creation Units.

     Legal Restrictions on Transactions in Certain Stocks. An investor subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit may, at the Fund's discretion, be paid an equivalent amount of cash. See "CREATION AND REDEMPTION OF CREATION UNITS" in the Statement of Additional Information for information on other situations where cash may be substituted for stock(s).

                                 DISTRIBUTIONS

     Dividends and Capital Gains. As a Select Sector SPDR Fund shareholder, you are entitled to your share of the Fund's income and net realized gains on its investments. Each Select Sector SPDR Fund pays out substantially all of its net earnings to its shareholders as "distributions."

     Each Select Sector SPDR Fund typically earns income dividends from stocks and interest from debt securities. These amounts, net of expenses, are passed along to Fund shareholders as "income dividend distributions." Each Select Sector SPDR Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as "capital gain distributions."

     Income dividends, if any, are distributed to shareholders quarterly. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Select Sector Index tracking or to comply with the distribution requirements of the Internal Revenue Code. In addition, each Select Sector SPDR Fund intends to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities as if the Select Sector SPDR Fund owned the underlying investment securities for the entire dividend period. As a result, some portion of each distribution may result in a return of capital. You will be notified regarding the portion of the distribution which represents a return of capital.

     Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which you purchased Shares makes such option available.

                               PORTFOLIO HOLDINGS

     A description of the Trust's policies and procedures with respect to the disclosure of each of the Select Sector SPDR Funds' portfolio securities is available in the Trust's Statement of Additional Information.

                                  TAX MATTERS

     As with any investment, you should consider how your Select Sector SPDR Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in a Select Sector SPDR Fund.

     Unless your investment in a Select Sector SPDR Fund is through a tax-exempt entity or tax-deferred retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when:

     - The Select Sector SPDR Fund makes distributions,

     - You sell Shares listed on the AMEX, and

     - You create or redeem Creation Units.

     Taxes on Distributions. Each Select Sector SPDR Fund will distribute any net investment income quarterly, and any net realized long-term or short-term capital gains annually. Each Select Sector SPDR Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Select Sector SPDR Fund. Dividends paid out of a Select Sector SPDR Fund's income and net short-term gains, if any, are taxable as ordinary income to the extent of the Fund's current and accumulated earnings and profits. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares. Under the provisions of the Jobs Growth Tax Relief Reconciliation Act of 2003, some ordinary dividends paid to individual shareholders may qualify for taxation at a lower tax rate applicable to long-term capital gains.

     Distributions in excess of a Select Sector SPDR Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce a Select Sector SPDR Fund's net asset value per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

     If you are not a citizen or permanent resident of the United States, each Select Sector SPDR Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business carried on through a permanent establishment in the United States. Under recently enacted legislation, the Fund may, under certain circumstances, designate all or a portion of a dividend as an "interest-related dividend" that if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided that certain other requirements are met. The Fund may also, under certain circumstances, designate all or a portion of a dividend as a "short-term capital gain dividend" which if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. In addition, distributions of the Fund attributable to gains from sales or exchanges of "U.S. real property interests," as defined in the Code and Treasury Regulations (including gains on the sale or exchange of shares in certain U.S. real property holding corporations, which may include certain REITs, and certain REIT capital gain dividends) will generally cause the foreign stockholder to be treated as recognizing such gain as income effectively connected to a trade or business within the United States, generally subject to tax at the same rates applicable to U.S. stockholders. Also, such gain may be subject to a 30% branch profits tax in the hands of a foreign stockholder that is a corporation. Such distributions may be subject to U.S. withholding tax and may give rise to an obligation on the part of the foreign stockholder to file a U.S. federal income tax return. The provisions contained in the legislation relating to dividends to foreign persons would apply to dividends with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences relating to the proposed legislation.

     Dividends and interest received by each Select Sector SPDR Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     By law, your Select Sector SPDR Fund must withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number. The backup withholding rate for individuals is currently 28%.

     Taxes on AMEX-Listed Share Sales. Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less.

     Taxes on Creations and Redemptions of Creation Units. A person who exchanges equity securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate tax basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger's tax basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

     Under current federal tax laws, any capital gain or loss realized upon a redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

     If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

     The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in a Select Sector SPDR Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in a Select Sector SPDR Fund under all applicable tax laws.

                 ADDITIONAL INFORMATION CONCERNING THE ROLE OF
                        S&P, MERRILL LYNCH AND THE AMEX

     The stocks included in each Select Sector Index are selected by Merrill Lynch, Pierce, Fenner & Smith Incorporated acting as Index Compilation Agent in consultation with S&P from the universe of companies represented by the S&P 500. The composition and weighting of the stocks included in each Select Sector Index will likely differ from the composition and weighting of stocks included in any similar S&P 500 sector index that is published and disseminated by S&P. The AMEX acts as "index calculation agent" in connection with the calculation and dissemination of each Select Sector Index.

     S&P does not sponsor, endorse, sell or promote the Shares. Additionally, Merrill Lynch and the AMEX do not sponsor or promote the Shares.

     Neither S&P, Merrill Lynch nor the AMEX make any representation or warranty, express or implied, to the owners of Shares of the Select Sector SPDR Funds or any member of the public regarding the ability of a Select Sector SPDR Fund to track the performance of the various sectors represented in the stock market. Additionally S&P does not make any representation or warranty, express or implied, to the owners of the Shares or any member of the public regarding the advisability of investing in securities generally or in the Shares particularly.

     S&P's only relationship to the Index Compilation Agent is the licensing of certain trademarks and trade names of S&P and of the S&P 500 which is determined, composed and calculated by S&P without regard to Merrill Lynch or any Select Sector SPDR Fund. S&P has no obligation to take the needs of the index compilation agent, the Trust or the owners of Shares of the Select Sector SPDR Funds into consideration in determining, composing or calculating the S&P 500.

     S&P does not guarantee the accuracy and/or completeness of the S&P 500, the Select Sector Indexes or any data included therein. S&P makes no warranty, express or implied, as to results to be obtained by Merrill Lynch, the Trust, owners of the product, or any other person or entity from the use of the S&P 500, the Select Sector Indexes or any data included therein in connection with the rights licensed under the license agreement or for any other use. S&P makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the S&P 500, the Select Sector Indexes or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

     The Select Sector Indexes identified herein are determined, composed and calculated without regard to the shares of any Select Sector SPDR Fund or the issuer thereof. Merrill Lynch and the AMEX are not responsible for, nor have they participated in, the determination of the timing of, prices of, or quantities of the shares of any Select Sector SPDR Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable.

     Although Merrill Lynch seeks to obtain and provide information to the AMEX from sources which it considers reliable, Merrill Lynch and the AMEX do not guarantee the accuracy and/or the completeness of any Select Sector Index or any data included therein. Merrill Lynch and the AMEX make no warranty, express or implied, as to results to be obtained by the Trust as licensee, licensee's customers and counterparties, owners of the shares, or any other person or entity from the use of the Select Sector Indexes or any data included therein in connection with the rights licensed as described herein or for any other use. Merrill Lynch and the AMEX make no express or implied warranties, and each hereby expressly disclaim all warranties of merchantability or fitness for a particular purpose with respect to the Select Sector Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Merrill Lynch or the AMEX have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

                              GENERAL INFORMATION

     The Trust was organized as a Massachusetts business trust on June 10, 1998. If shareholders are required to vote on any matters, each Share outstanding would be entitled to one vote. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the Statement of Additional Information for more information concerning the Trust's form of organization.

     For purposes of the 1940 Act, Shares of the Select Sector SPDR Funds are issued by the respective Funds and the acquisition of Shares by investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act.

     From time to time, the Select Sector SPDR Funds may advertise yield and total return figures. Yield is an historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus capital appreciation. Neither yield nor total return should be used to predict the future performance of a Select Sector SPDR Fund. For a more detailed description of how each Select Sector SPDR Fund computes its performance figures and how these numbers may be used in advertisements, please consult the Statement of Additional Information.

     Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10119, serve as counsel to the Trust, including each Select Sector SPDR Fund. PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, serves as independent registered public accountants and will audit each Fund's financial statements annually.

               THE SELECT SECTOR SPDR TRUST FINANCIAL HIGHLIGHTS

          For a Select Sector SPDR outstanding throughout each period

     The financial highlights table is intended to help you understand each Fund's financial performance. Certain information reflects the performance results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial highlights and financial statements, are included in the 2004 Annual Report to Shareholders of each of the Funds, which is available upon request.

                                                 THE CONSUMER DISCRETIONARY
                                                  SELECT SECTOR SPDR FUND
                                    ----------------------------------------------------
                                      YEAR       YEAR       YEAR       YEAR       YEAR
                                     ENDED      ENDED      ENDED      ENDED      ENDED
                                    09/30/04   09/30/03   09/30/02   09/30/01   09/30/00
                                    --------   --------   --------   --------   --------
Net asset value, beginning of
  year............................  $ 27.61    $ 22.73    $ 23.08    $ 24.89    $ 26.17
                                    --------   --------   --------   --------   -------
Net investment income (loss)......     0.24       0.18       0.14       0.23       0.22
Net realized and unrealized gain
  (loss)(2).......................     3.59       4.84      (0.36)     (1.80)     (1.29)
                                    --------   --------   --------   --------   -------
Total from investment
  operations......................     3.83       5.02      (0.22)     (1.57)     (1.07)
                                    --------   --------   --------   --------   -------
Undistributed net investment
  income included in price of
  units issued and redeemed,
  net.............................    (0.01)      0.02       0.03         --         --
                                    --------   --------   --------   --------   -------
Distributions to shareholders
  from:
Net investment income.............    (0.21)     (0.16)     (0.16)     (0.24)     (0.21)
Net realized gain (loss)..........       --         --         --         --         --
                                    --------   --------   --------   --------   -------
Total distributions to
  shareholders....................    (0.21)     (0.16)     (0.16)     (0.24)     (0.21)
                                    --------   --------   --------   --------   -------
Net asset value, end of year......  $ 31.22    $ 27.61    $ 22.73    $ 23.08    $ 24.89
                                    ========   ========   ========   ========   =======
Total return(3)...................    13.83%     22.27%     (0.93)%    (6.46)%    (4.12)%
                                    ========   ========   ========   ========   =======
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (in
  000's)..........................  $254,431   $229,187   $113,635   $106,175   $89,615
Ratio of expenses to average net
  assets..........................     0.28%      0.28%      0.27%      0.27%      0.43%
Ratio of expenses to average net
  assets before waivers...........     0.30%      0.31%      0.31%      0.32%      0.51%
Ratio of net investment income
  (loss) to average net assets....     0.69%      0.66%      0.57%      0.89%      0.80%
Portfolio turnover rate(4)........     2.61%     28.68%     42.34%      4.71%     16.28%


See accompanying notes to financial highlights on page 43.

                          THE SELECT SECTOR SPDR TRUST
                      FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                     THE CONSUMER STAPLES
                                                   SELECT SECTOR SPDR FUND
                                     ----------------------------------------------------
                                       YEAR       YEAR       YEAR       YEAR       YEAR
                                      ENDED      ENDED      ENDED      ENDED      ENDED
                                     09/30/04   09/30/03   09/30/02   09/30/01   09/30/00
                                     --------   --------   --------   --------   --------
Net asset value, beginning of
  year.............................  $ 20.30    $ 19.83    $ 25.10    $ 25.02    $  22.63
                                     --------   --------   --------   --------   --------
Net investment income (loss).......     0.34       0.34       0.43       0.27        0.30
Net realized and unrealized gain
  (loss)(2)........................     1.35       0.50      (5.29)      0.09        2.39
                                     --------   --------   --------   --------   --------
Total from investment operations...     1.69       0.84      (4.86)      0.36        2.69
                                     --------   --------   --------   --------   --------
Undistributed net investment income
  included in price of units issued
  and redeemed, net................     0.02         --      (0.04)      0.03       (0.02)
                                     --------   --------   --------   --------   --------
Distributions to shareholders from:
Net investment income..............    (0.35)     (0.37)     (0.37)     (0.31)      (0.28)
Net realized gain (loss)...........       --         --         --         --          --
                                     --------   --------   --------   --------   --------
Total distributions to
  shareholders.....................    (0.35)     (0.37)     (0.37)     (0.31)      (0.28)
                                     --------   --------   --------   --------   --------
Net assets value, end of year......  $ 21.66    $ 20.30    $ 19.83    $ 25.10    $  25.02
                                     ========   ========   ========   ========   ========
Total return(3)....................     8.38%      4.31%    (19.68)%     1.53%      11.92%
                                     ========   ========   ========   ========   ========
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (in
  000's)...........................  $617,237   $276,106   $205,270   $368,956   $156,394
Ratio of expenses to average net
  assets...........................     0.27%      0.27%      0.28%      0.28%       0.42%
Ratio of expenses to average net
  assets before waivers............     0.30%      0.30%      0.32%      0.33%       0.50%
Ratio of net investment income
  (loss) to average net assets.....     1.62%      1.87%      1.48%      1.21%       1.20%
Portfolio turnover rate(4).........     2.84%     37.16%     59.68%      6.42%       9.77%


See accompanying notes to financial highlights on page 43.

                          THE SELECT SECTOR SPDR TRUST
                      FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                             THE ENERGY
                                                       SELECT SECTOR SPDR FUND
                                    -------------------------------------------------------------
                                       YEAR           YEAR        YEAR        YEAR        YEAR
                                      ENDED           ENDED       ENDED       ENDED       ENDED
                                     09/30/04       09/30/03    09/30/02    09/30/01    09/30/00
                                    ----------      ---------   ---------   ---------   ---------
Net asset value, beginning of
  year............................  $    23.99      $  21.14    $  25.90    $  32.81    $  27.46
                                    ----------      --------    --------    --------    --------
Net investment income (loss)......        0.51(1)       0.50        0.43        0.45        0.55
Net realized and unrealized gain
  (loss)(2).......................       10.98          2.83       (4.73)      (6.90)       5.28
                                    ----------      --------    --------    --------    --------
Total from investment
  operations......................       11.49          3.33       (4.30)      (6.45)       5.83
                                    ----------      --------    --------    --------    --------
Undistributed net investment
  income included in price of
  units issued and redeemed,
  net.............................        0.03         (0.01)       0.01        0.02       (0.01)
                                    ----------      --------    --------    --------    --------
Distributions to shareholders
  from:
Net investment income.............       (0.51)        (0.47)      (0.47)      (0.48)      (0.47)
Net realized gain (loss)..........          --            --          --          --          --
                                    ----------      --------    --------    --------    --------
Total distributions to
  shareholders....................       (0.51)        (0.47)      (0.47)      (0.48)      (0.47)
                                    ----------      --------    --------    --------    --------
Net assets value, end of year.....  $    35.00      $  23.99    $  21.14    $  25.90    $  32.81
                                    ==========      ========    ========    ========    ========
Total return(3)...................       48.27%        15.87%     (16.72)%    (19.81)%     21.38%
                                    ==========      ========    ========    ========    ========
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (in
  000's)..........................  $1,463,233      $395,863    $239,941    $244,739    $291,975
Ratio of expenses to average net
  assets..........................        0.27%         0.28%       0.27%       0.28%       0.41%
Ratio of expenses to average net
  assets before waivers...........        0.30%         0.31%       0.31%       0.33%       0.50%
Ratio of net investment income
  (loss) to average net assets....        1.70%         2.06%       1.82%       1.56%       1.71%
Portfolio turnover rate(4)........        9.70%         6.72%      38.55%      17.36%      30.76%


See accompanying notes to financial highlights on page 43.

                          THE SELECT SECTOR SPDR TRUST
                      FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                            THE FINANCIAL
                                                       SELECT SECTOR SPDR FUND
                                      ---------------------------------------------------------
                                        YEAR        YEAR        YEAR        YEAR        YEAR
                                        ENDED       ENDED       ENDED       ENDED       ENDED
                                      09/30/04    09/30/03    09/30/02    09/30/01    09/30/00
                                      ---------   ---------   ---------   ---------   ---------
Net asset value, beginning of
  year..............................  $  25.41    $  20.66    $  24.70    $  28.96    $  22.04
                                      --------    --------    --------    --------    --------
Net investment income (loss)........      0.58        0.49(1)     0.49        0.41        0.35
Net realized and unrealized gain
  (loss)(2).........................      3.10        4.75       (4.03)      (4.27)       6.91
                                      --------    --------    --------    --------    --------
Total from investment operations....      3.68        5.24       (3.54)      (3.86)       7.26
                                      --------    --------    --------    --------    --------
Undistributed net investment income
  included in price of units issued
  and redeemed, net.................      0.02          --       (0.07)      (0.01)         --
                                      --------    --------    --------    --------    --------
Distributions to shareholders from:
Net investment income...............     (0.60)      (0.49)      (0.43)      (0.39)      (0.34)
Net realized gain (loss)............        --          --          --          --          --
                                      --------    --------    --------    --------    --------
Total distributions to
  shareholders......................     (0.60)      (0.49)      (0.43)      (0.39)      (0.34)
                                      --------    --------    --------    --------    --------
Net assets value, end of year.......  $  28.51    $  25.41    $  20.66    $  24.70    $  28.96
                                      ========    ========    ========    ========    ========
Total return(3).....................     14.62%      25.45%     (14.87)%    (13.50)%     33.24%
                                      ========    ========    ========    ========    ========
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (in
  000's)............................  $995,236    $785,161    $400,857    $612,568    $430,141
Ratio of expenses to average net
  assets............................      0.26%       0.28%       0.27%       0.27%       0.44%
Ratio of expenses to average net
  assets before waivers.............      0.30%       0.32%       0.31%       0.32%       0.54%
Ratio of net investment income
  (loss) to average net assets......      2.14%       2.09%       1.70%       1.43%       1.45%
Portfolio turnover rate(4)..........      8.67%       5.90%      10.58%       8.77%       7.02%


See accompanying notes to financial highlights on page 43.

                          THE SELECT SECTOR SPDR TRUST
                      FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                           THE HEALTH CARE
                                                       SELECT SECTOR SPDR FUND
                                      ---------------------------------------------------------
                                        YEAR        YEAR        YEAR        YEAR        YEAR
                                        ENDED       ENDED       ENDED       ENDED       ENDED
                                      09/30/04    09/30/03    09/30/02    09/30/01    09/30/00
                                      ---------   ---------   ---------   ---------   ---------
Net asset value, beginning of
  year..............................  $  27.86    $  25.36    $  23.55    $  29.06     $ 26.85
                                      --------    --------    --------    --------     -------
Net investment income (loss)........      0.36        0.32        0.14        0.07        0.03
Net realized and unrealized gain
  (loss)(2).........................      0.90        2.49        1.82       (5.49)       2.37
                                      --------    --------    --------    --------     -------
Total from investment operations....      1.26        2.81        1.96       (5.42)       2.40
                                      --------    --------    --------    --------     -------
Undistributed net investment income
  included in price of units issued
  and redeemed, net.................      0.03        0.03          --          --       (0.01)
                                      --------    --------    --------    --------     -------
Distributions to shareholders from:
Net investment income...............     (0.35)      (0.34)      (0.15)      (0.08)         --
Net realized gain (loss)............        --          --          --       (0.01)      (0.18)
                                      --------    --------    --------    --------     -------
Total distributions to
  shareholders......................     (0.35)      (0.34)      (0.15)      (0.09)      (0.18)
                                      --------    --------    --------    --------     -------
Net assets value, end of year.......  $  28.80    $  27.86    $  25.36    $  23.55     $ 29.06
                                      ========    ========    ========    ========     =======
Total return(3).....................      4.57%      11.22%       8.27%     (18.71)%      8.84%
                                      ========    ========    ========    ========     =======
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (in
  000's)............................  $809,168    $316,268    $110,337    $114,228     $79,911
Ratio of expenses to average net
  assets............................      0.27%       0.28%       0.28%       0.28%       0.42%
Ratio of expenses to average net
  assets before waivers.............      0.30%       0.31%       0.32%       0.33%       0.51%
Ratio of net investment income
  (loss) to average net assets......      1.20%       1.21%       0.49%       0.26%       0.10%
Portfolio turnover rate(4)..........      7.15%       6.00%     102.64%      27.99%      21.88%


See accompanying notes to financial highlights on page 43.

                          THE SELECT SECTOR SPDR TRUST
                      FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                           THE INDUSTRIAL
                                                       SELECT SECTOR SPDR FUND
                                      ---------------------------------------------------------
                                        YEAR        YEAR        YEAR        YEAR        YEAR
                                        ENDED       ENDED       ENDED       ENDED       ENDED
                                      09/30/04    09/30/03    09/30/02    09/30/01    09/30/00
                                      ---------   ---------   ---------   ---------   ---------
Net asset value, beginning of
  year..............................  $  23.26    $  19.50     $ 23.60     $ 30.30     $ 28.68
                                      --------    --------     -------     -------     -------
Net investment income (loss)........      0.38(1)     0.35(1)     0.39        0.30        0.35
Net realized and unrealized gain
  (loss)(2).........................      5.12        3.70       (4.11)      (6.66)       1.70
                                      --------    --------     -------     -------     -------
Total from investment operations....      5.50        4.05       (3.72)      (6.36)       2.05
                                      --------    --------     -------     -------     -------
Undistributed net investment income
  included in price of units issued
  and redeemed, net.................     (0.02)       0.04       (0.06)       0.02       (0.04)
                                      --------    --------     -------     -------     -------
Distributions to shareholders from:
Net investment income...............     (0.38)      (0.33)      (0.32)      (0.36)      (0.31)
Net realized gain (loss)............        --          --          --          --       (0.08)
                                      --------    --------     -------     -------     -------
Total distributions to
  shareholders......................     (0.38)      (0.33)      (0.32)      (0.36)      (0.39)
                                      --------    --------     -------     -------     -------
Net assets value, end of year.......  $  28.36    $  23.26     $ 19.50     $ 23.60     $ 30.30
                                      ========    ========     =======     =======     =======
Total return(3).....................     23.64%      21.07%     (16.24)%    (21.10)%      7.10%
                                      ========    ========     =======     =======     =======
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (in
  000's)............................  $580,057    $580,292     $86,781     $67,265     $49,989
Ratio of expenses to average net
  assets............................      0.28%       0.27%       0.28%       0.28%       0.44%
Ratio of expenses to average net
  assets before waivers.............      0.30%       0.30%       0.31%       0.33%       0.51%
Ratio of net investment income
  (loss) to average net assets......      1.44%       1.59%       1.26%       1.25%       1.10%
Portfolio turnover rate(4)..........      2.98%      14.85%      57.63%       7.14%      42.37%


See accompanying notes to financial highlights on page 43.

                          THE SELECT SECTOR SPDR TRUST
                      FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                            THE MATERIALS
                                                       SELECT SECTOR SPDR FUND
                                      ---------------------------------------------------------
                                        YEAR        YEAR        YEAR        YEAR        YEAR
                                        ENDED       ENDED       ENDED       ENDED       ENDED
                                      09/30/04    09/30/03    09/30/02    09/30/01    09/30/00
                                      ---------   ---------   ---------   ---------   ---------
Net asset value, beginning of
  year..............................  $  21.86    $  17.74    $  19.33     $ 18.03     $ 23.74
                                      --------    --------    --------     -------     -------
Net investment income (loss)........      0.50(1)     0.44        0.43        0.36        0.45
Net realized and unrealized gain
  (loss)(2).........................      5.70        4.10       (1.60)       1.86       (5.66)
                                      --------    --------    --------     -------     -------
Total from investment operations....      6.20        4.54       (1.17)       2.22       (5.21)
                                      --------    --------    --------     -------     -------
Undistributed net investment income
  included in price of units issued
  and redeemed, net.................     (0.03)       0.05        0.02        0.02       (0.07)
                                      --------    --------    --------     -------     -------
Distributions to shareholders from:
Net investment income...............     (0.49)      (0.47)      (0.44)      (0.43)      (0.37)
Net realized gain (loss)............        --          --          --       (0.51)      (0.06)
                                      --------    --------    --------     -------     -------
Total distributions to
  shareholders......................     (0.49)      (0.47)      (0.44)      (0.94)      (0.43)
                                      --------    --------    --------     -------     -------
Net assets value, end of year.......  $  27.54    $  21.86    $  17.74     $ 19.33     $ 18.03
                                      ========    ========    ========     =======     =======
Total return(3).....................     28.35%      26.04%      (6.27)%     12.08%     (22.48)%
                                      ========    ========    ========     =======     =======
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (in
  000's)............................  $659,685    $447,072    $159,645     $99,541     $56,785
Ratio of expenses to average net
  assets............................      0.27%       0.27%       0.28%       0.27%       0.43%
Ratio of expenses to average net
  assets before waivers.............      0.30%       0.30%       0.31%       0.32%       0.51%
Ratio of net investment income
  (loss) to average net assets......      1.96%       2.39%       1.96%       2.12%       1.73%
Portfolio turnover rate(4)..........      3.47%       3.94%      27.79%       5.59%      19.18%


See accompanying notes to financial highlights on page 43.

                          THE SELECT SECTOR SPDR TRUST
                      FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                              THE TECHNOLOGY
                                                         SELECT SECTOR SPDR FUND
                                   --------------------------------------------------------------------
                                     YEAR           YEAR           YEAR          YEAR           YEAR
                                    ENDED          ENDED          ENDED         ENDED          ENDED
                                   09/30/04       09/30/03       09/30/02      09/30/01       09/30/00
                                   --------      ----------      --------      --------      ----------
Net asset value, beginning of
  year...........................  $ 18.25       $    11.84      $ 19.18       $ 46.44       $    41.22
                                   --------      ----------      --------      --------      ----------
Net investment income (loss).....     0.13(1)          0.10(1)      0.02(1)      (0.01)(1)        (0.08)
Net realized and unrealized gain
  (loss)(2)......................     0.85             6.36        (7.34)       (27.18)            5.31
                                   --------      ----------      --------      --------      ----------
Total from investment
  operations.....................     0.98             6.46        (7.32)       (27.19)            5.23
                                   --------      ----------      --------      --------      ----------
Undistributed net investment
  income included in price of
  units issued and redeemed,
  net............................     0.01            (0.01)       (0.02)        (0.07)           (0.01)
                                   --------      ----------      --------      --------      ----------
Distributions to shareholders
  from:
Net investment income............    (0.14)           (0.04)          --            --               --
Net realized gain (loss).........       --               --           --            --               --
                                   --------      ----------      --------      --------      ----------
Total distributions to
  shareholders...................    (0.14)           (0.04)          --            --               --
                                   --------      ----------      --------      --------      ----------
Net assets value, end of year....  $ 19.10       $    18.25      $ 11.84       $ 19.18       $    46.44
                                   ========      ==========      ========      ========      ==========
Total return(3)..................     5.37%           54.66%      (38.28)%      (58.71)%          12.67%
                                   ========      ==========      ========      ========      ==========
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (in
  000's).........................  $936,192      $1,062,298      $632,588      $897,427      $1,042,665
Ratio of expenses to average net
  assets.........................     0.26%            0.28%        0.27%         0.28%            0.42%
Ratio of expenses to average net
  assets before waivers..........     0.30%            0.32%        0.30%         0.33%            0.50%
Ratio of net investment income
  (loss) to average net assets...     0.68%            0.65%        0.12%        (0.05)%          (0.16)%
Portfolio turnover rate(4).......     2.87%            9.86%       17.92%        10.85%           24.34%


See accompanying notes to financial highlights on page 43.

                          THE SELECT SECTOR SPDR TRUST
                      FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                           THE UTILITIES
                                                      SELECT SECTOR SPDR FUND
                                   --------------------------------------------------------------
                                      YEAR            YEAR        YEAR        YEAR        YEAR
                                     ENDED           ENDED        ENDED       ENDED       ENDED
                                    09/30/04        09/30/03    09/30/02    09/30/01    09/30/00
                                   ----------      ----------   ---------   ---------   ---------
Net asset value, beginning of
  year...........................  $    21.79      $    18.57   $  29.35    $  32.24    $  29.52
                                   ----------      ----------   --------    --------    --------
Net investment income (loss).....        0.85(1)         0.81       0.89        0.70        1.06
Net realized and unrealized gain
  (loss)(2)......................        3.33            3.16     (10.82)      (2.48)       2.86
                                   ----------      ----------   --------    --------    --------
Total from investment
  operations.....................        4.18            3.97      (9.93)      (1.78)       3.92
                                   ----------      ----------   --------    --------    --------
Undistributed net investment
  income included in price of
  units issued and redeemed,
  net............................       (0.05)           0.06       0.06        0.04       (0.17)
                                   ----------      ----------   --------    --------    --------
Distributions to shareholders
  from:
Net investment income............       (0.82)          (0.81)     (0.91)      (0.90)      (0.85)
Net realized gain (loss).........          --              --         --       (0.25)      (0.18)
                                   ----------      ----------   --------    --------    --------
Total distributions to
  shareholders...................       (0.82)          (0.81)     (0.91)      (1.15)      (1.03)
                                   ----------      ----------   --------    --------    --------
Net assets value, end of year....  $    25.10      $    21.79   $  18.57    $  29.35    $  32.24
                                   ==========      ==========   ========    ========    ========
Total return(3)..................       19.13%          22.16%    (34.15)%     (5.53)%     13.21%
                                   ==========      ==========   ========    ========    ========
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (in
  000's).........................  $1,270,116      $1,181,940   $139,244    $110,068    $108,011
Ratio of expenses to average net
  assets.........................        0.27%           0.27%      0.27%       0.29%       0.40%
Ratio of expenses to average net
  assets before waivers..........        0.30%           0.31%      0.30%       0.34%       0.50%
Ratio of net investment income
  (loss) to average net assets...        3.64%           4.02%      3.60%       2.87%       3.45%
Portfolio turnover rate(4).......        9.67%           5.70%     56.89%      11.79%      44.57%

(1) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund. Total return for a period of less than one year is not annualized. Broker commission charges are not included in the calculation.
(4) Portfolio turnover rate excludes securities received or delivered from processing creations or redemptions on Select Sector SPDRs.

                  ADDITIONAL INFORMATION CONCERNING THE FUNDS

     The following charts are provided to: (i) show the frequency at which the closing price (last trade) for each of the Funds was at a discount or premium to the daily net asset value (NAV); and (ii) compare each Fund's total return at NAV with the total return based on market price and its benchmark index.

     The discount or premium is the percentage difference between the NAV and the closing price of a Fund. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. Because a Fund's last trade may occur on a different date or at some time prior to Closing Time (when the Funds normally calculate their NAV), a Fund's closing price may differ from the NAV of the Fund.

               THE CONSUMER DISCRETIONARY SELECT SECTOR SPDR FUND

                                    FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                                 CLOSING PRICE VS. NAV
                                                AS OF DECEMBER 31, 2004
                                 ------------------------------------------------------
                                 CLOSING PRICE ABOVE NAV      CLOSING PRICE BELOW NAV
                                        (PREMIUM)                   (DISCOUNT)
                                 ------------------------------------------------------
                                 >0.50%   >1.00%   >2.00%   <-0.50%   <-1.00%   <-2.00%
                                 ------   ------   ------   -------   -------   -------
Quarter Ending: 12/31/04.......    0        0        0         0         0         0
  64 Trading Days
Quarter Ending: 09/30/04.......    0        0        0         0         0         0
  59 Trading Days
Quarter Ending: 06/30/04.......    0        0        0         0         0         0
  63 Trading Days
Quarter Ending: 03/31/04.......    0        0        0         0         0         0
  62 Trading Days

                            CUMULATIVE TOTAL RETURN            AVERAGE ANNUAL TOTAL RETURN
                       ----------------------------------   ----------------------------------
                                              CONSUMER                             CONSUMER
                                            DISCRETIONARY                        DISCRETIONARY
                       NET ASSET   MARKET      SELECT       NET ASSET   MARKET      SELECT
                         VALUE     VALUE    SECTOR INDEX      VALUE     VALUE    SECTOR INDEX
                       ---------   ------   -------------   ---------   ------   -------------
One Year ended
  12/31/04...........   12.90%     12.88%      13.28%        12.90%     12.88%      13.28%
Since Trading
  Commenced(1).......   45.42%     44.62%      48.28%         6.41%     6.32%        6.76%

---------------
(1) Trading on the AMEX commenced December 22, 1998

                  THE CONSUMER STAPLES SELECT SECTOR SPDR FUND

                                  FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                               CLOSING PRICE VS. NAV
                                              AS OF DECEMBER 31, 2004
                               ------------------------------------------------------
                               CLOSING PRICE ABOVE NAV      CLOSING PRICE BELOW NAV
                                      (PREMIUM)                   (DISCOUNT)
                               ------------------------   ---------------------------
                               >0.50%   >1.00%   >2.00%   <-0.50%   <-1.00%   <-2.00%
                               ------   ------   ------   -------   -------   -------
Quarter Ending: 12/31/04.....    0        0        0         0         0         0
  64 Trading Days
Quarter Ending: 09/30/04.....    0        0        0         0         0         0
  59 Trading Days
Quarter Ending: 06/30/04.....    0        0        0         0         0         0
  63 Trading Days
Quarter Ending: 03/31/04.....    0        0        0         0         0         0
  62 Trading Days

                             CUMULATIVE TOTAL RETURN           AVERAGE ANNUAL TOTAL RETURN
                        ---------------------------------   ----------------------------------
                                               CONSUMER                            CONSUMER
                                               STAPLES                              STAPLES
                        NET ASSET   MARKET      SELECT      NET ASSET   MARKET      SELECT
                          VALUE     VALUE    SECTOR INDEX     VALUE     VALUE    SECTOR INDEX
                        ---------   ------   ------------   ---------   ------   -------------
One Year ended
  12/31/04............    7.81%      7.66%       8.11%        7.81%      7.66%       8.11%
Since Trading
  Commenced(1)........   -4.78%     -4.98%      -3.35%       -0.81%     -0.84%      -0.56%

---------------
(1) Trading on the AMEX commenced December 22, 1998

                       THE ENERGY SELECT SECTOR SPDR FUND

                                  FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                               CLOSING PRICE VS. NAV
                                              AS OF DECEMBER 31, 2004
                               ------------------------------------------------------
                               CLOSING PRICE ABOVE NAV      CLOSING PRICE BELOW NAV
                                      (PREMIUM)                   (DISCOUNT)
                               ------------------------   ---------------------------
                               >0.50%   >1.00%   >2.00%   <-0.50%   <-1.00%   <-2.00%
                               ------   ------   ------   -------   -------   -------
Quarter Ending: 12/31/04.....    0        0        0         0         0         0
  64 Trading Days
Quarter Ending: 09/30/04.....    0        0        0         0         0         0
  59 Trading Days
Quarter Ending: 06/30/04.....    0        0        0         0         0         0
  63 Trading Days
Quarter Ending: 03/31/04.....    0        0        0         0         0         0
  62 Trading Days

                             CUMULATIVE TOTAL RETURN           AVERAGE ANNUAL TOTAL RETURN
                        ---------------------------------   ----------------------------------
                                                ENERGY                              ENERGY
                        NET ASSET   MARKET      SELECT      NET ASSET   MARKET      SELECT
                          VALUE     VALUE    SECTOR INDEX     VALUE     VALUE    SECTOR INDEX
                        ---------   ------   ------------   ---------   ------   -------------
One Year ended
  12/31/04............   33.43%     33.88%      33.95%       33.43%     33.88%      33.95%
Since Trading
  Commenced(1)........   73.59%     73.42%      77.05%        9.59%      9.57%       9.95%

---------------
(1) Trading on the AMEX commenced December 22, 1998

                     THE FINANCIAL SELECT SECTOR SPDR FUND

                                FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                              CLOSING PRICE VS. NAV
                                             AS OF DECEMBER 31, 2004
                             -------------------------------------------------------
                              CLOSING PRICE ABOVE NAV      CLOSING PRICE BELOW NAV
                                     (PREMIUM)                   (DISCOUNT)
                             -------------------------   ---------------------------
                             >0.50%    >1.00%   >2.00%   <-0.50%   <-1.00%   <-2.00%
                             -------   ------   ------   -------   -------   -------
Quarter Ending: 12/31/04...     0        0        0         0         0         0
  64 Trading Days
Quarter Ending: 09/30/04...     0        0        0         0         0         0
  59 Trading Days
Quarter Ending: 06/30/04...     0        0        0         0         0         0
  63 Trading Days
Quarter Ending: 03/31/04...     0        0        0         0         0         0
  62 Trading Days

                              CUMULATIVE TOTAL RETURN           AVERAGE ANNUAL TOTAL RETURN
                         ---------------------------------   ---------------------------------
                                               FINANCIAL                           FINANCIAL
                         NET ASSET   MARKET      SELECT      NET ASSET   MARKET      SELECT
                           VALUE     VALUE    SECTOR INDEX     VALUE     VALUE    SECTOR INDEX
                         ---------   ------   ------------   ---------   ------   ------------
One Year ended
  12/31/04.............   10.62%     10.90%      10.88%       10.62%     10.90%      10.88%
Since Trading
  Commenced(1).........   45.56%     44.89%      47.81%        6.43%      6.35%       6.70%

---------------
(1) Trading on the AMEX commenced December 22, 1998

                    THE HEALTH CARE SELECT SECTOR SPDR FUND

                                  FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                               CLOSING PRICE VS. NAV
                                              AS OF DECEMBER 31, 2004
                               ------------------------------------------------------
                               CLOSING PRICE ABOVE NAV      CLOSING PRICE BELOW NAV
                                      (PREMIUM)                   (DISCOUNT)
                               ------------------------   ---------------------------
                               >0.50%   >1.00%   >2.00%   <-0.50%   <-1.00%   <-2.00%
                               ------   ------   ------   -------   -------   -------
Quarter Ending: 12/31/04.....    0        0        0         0         0         0
  64 Trading Days
Quarter Ending: 09/30/04.....    0        0        0         0         0         0
  59 Trading Days
Quarter Ending: 06/30/04.....    0        0        0         1         0         0
  63 Trading Days
Quarter Ending: 03/31/04.....    0        0        0         0         0         0
  62 Trading Days

                              CUMULATIVE TOTAL RETURN             AVERAGE ANNUAL TOTAL RETURN
                        -----------------------------------   ------------------------------------
                                               HEALTH CARE                            HEALTH CARE
                        NET ASSET    MARKET       SELECT      NET ASSET    MARKET       SELECT
                          VALUE      VALUE     SECTOR INDEX     VALUE      VALUE     SECTOR INDEX
                        ---------   --------   ------------   ---------   --------   -------------
One Year ended
  12/31/04............    1.45%       1.30%        1.73%        1.45%      1.30%         1.73%
Since Trading
  Commenced(1)........   25.77%      26.19%       28.00%        3.88%      3.94%         4.18%

---------------
(1) Trading on the AMEX commenced December 22, 1998

                     THE INDUSTRIAL SELECT SECTOR SPDR FUND

                                 FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                              CLOSING PRICE VS. NAV
                                             AS OF DECEMBER 31, 2004
                              ------------------------------------------------------
                              CLOSING PRICE ABOVE NAV      CLOSING PRICE BELOW NAV
                                     (PREMIUM)                   (DISCOUNT)
                              ------------------------   ---------------------------
                              >0.50%   >1.00%   >2.00%   <-0.50%   <-1.00%   <-2.00%
                              ------   ------   ------   -------   -------   -------
Quarter Ending: 12/31/04....    0        0        0         0         0         0
  64 Trading Days
Quarter Ending: 09/30/04....    0        0        0         0         0         0
  59 Trading Days
Quarter Ending: 06/30/04....    0        0        0         0         0         0
  63 Trading Days
Quarter Ending: 03/31/04....    0        0        0         0         0         0
  62 Trading Days

                            CUMULATIVE TOTAL RETURN           AVERAGE ANNUAL TOTAL RETURN
                       ---------------------------------   ---------------------------------
                                             INDUSTRIAL                          INDUSTRIAL
                       NET ASSET   MARKET      SELECT      NET ASSET   MARKET      SELECT
                         VALUE     VALUE    SECTOR INDEX     VALUE     VALUE    SECTOR INDEX
                       ---------   ------   ------------   ---------   ------   ------------
One Year ended
  12/31/04...........   17.43%     17.74%      17.79%       17.43%     17.74%      17.79%
Since Trading
  Commenced(1).......   44.55%     44.64%      47.47%        6.31%      6.32%       6.66%

---------------
(1) Trading on the AMEX commenced December 22, 1998

                     THE MATERIALS SELECT SECTOR SPDR FUND

                                  FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                               CLOSING PRICE VS. NAV
                                              AS OF DECEMBER 31, 2004
                               ------------------------------------------------------
                               CLOSING PRICE ABOVE NAV      CLOSING PRICE BELOW NAV
                                      (PREMIUM)                   (DISCOUNT)
                               ------------------------   ---------------------------
                               >0.50%   >1.00%   >2.00%   <-0.50%   <-1.00%   <-2.00%
                               ------   ------   ------   -------   -------   -------
Quarter Ending: 12/31/04.....    0        0        0         0         0         0
  64 Trading Days
Quarter Ending: 09/30/04.....    0        0        0         0         0         0
  59 Trading Days
Quarter Ending: 06/30/04.....    0        0        0         0         0         0
  63 Trading Days
Quarter Ending: 03/31/04.....    0        0        0         0         0         0
  62 Trading Days

                             CUMULATIVE TOTAL RETURN           AVERAGE ANNUAL TOTAL RETURN
                        ---------------------------------   ----------------------------------
                                              MATERIALS                            MATERIALS
                        NET ASSET   MARKET      SELECT      NET ASSET   MARKET   SELECT SECTOR
                          VALUE     VALUE    SECTOR INDEX     VALUE     VALUE        INDEX
                        ---------   ------   ------------   ---------   ------   -------------
One Year ended
  12/31/04............   13.22%     13.47%      13.62%       13.22%     13.47%      13.62%
Since Trading
  Commenced(1)........   64.41%     64.41%      68.15%        8.60%      8.60%       9.01%

---------------
(1) Trading on the AMEX commenced December 22, 1998

                     THE TECHNOLOGY SELECT SECTOR SPDR FUND

                                  FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                               CLOSING PRICE VS. NAV
                                              AS OF DECEMBER 31, 2004
                               ------------------------------------------------------
                               CLOSING PRICE ABOVE NAV      CLOSING PRICE BELOW NAV
                                      (PREMIUM)                   (DISCOUNT)
                               ------------------------   ---------------------------
                               >0.50%   >1.00%   >2.00%   <-0.50%   <-1.00%   <-2.00%
                               ------   ------   ------   -------   -------   -------
Quarter Ending: 12/31/04.....    0        0        0         0         0         0
  64 Trading Days
Quarter Ending: 09/30/04.....    1        0        0         0         0         0
  59 Trading Days
Quarter Ending: 06/30/04.....    0        0        0         1         0         0
  63 Trading Days
Quarter Ending: 03/31/04.....    0        0        0         0         0         0
  62 Trading Days

                            CUMULATIVE TOTAL RETURN             AVERAGE ANNUAL TOTAL RETURN
                       ----------------------------------   -----------------------------------
                                              TECHNOLOGY                           TECHNOLOGY
                       NET ASSET   MARKET       SELECT      NET ASSET   MARKET    SELECT SECTOR
                         VALUE      VALUE    SECTOR INDEX     VALUE      VALUE        INDEX
                       ---------   -------   ------------   ---------   -------   -------------
One Year ended
  12/31/04...........     5.24%      5.63%       5.52%         5.24%      5.63%        5.52%
Since Trading
  Commenced(1).......   -32.09%    -32.19%     -31.06%        -6.22%     -6.24%       -5.99%

---------------

(1) Trading on the AMEX commenced December 22, 1998

                     THE UTILITIES SELECT SECTOR SPDR FUND

                                  FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                               CLOSING PRICE VS. NAV
                                              AS OF DECEMBER 31, 2004
                               ------------------------------------------------------
                               CLOSING PRICE ABOVE NAV      CLOSING PRICE BELOW NAV
                                      (PREMIUM)                   (DISCOUNT)
                               ------------------------   ---------------------------
                               >0.50%   >1.00%   >2.00%   <-0.50%   <-1.00%   <-2.00%
                               ------   ------   ------   -------   -------   -------
Quarter Ending: 12/31/04.....    0        0        0         0         0         0
  64 Trading Days
Quarter Ending: 09/30/04.....    0        0        0         0         0         0
  59 Trading Days
Quarter Ending: 06/30/04.....    0        0        0         1         0         0
  63 Trading Days
Quarter Ending: 03/31/04.....    0        0        0         0         0         0
  62 Trading Days

                             CUMULATIVE TOTAL RETURN           AVERAGE ANNUAL TOTAL RETURN
                        ---------------------------------   ----------------------------------
                                              UTILITIES                            UTILITIES
                        NET ASSET   MARKET      SELECT      NET ASSET   MARKET      SELECT
                          VALUE     VALUE    SECTOR INDEX     VALUE     VALUE    SECTOR INDEX
                        ---------   ------   ------------   ---------   ------   -------------
One Year ended
  12/31/04............   23.83%     23.53%      24.28%       23.83%     23.53%      24.28%
Since Trading
  Commenced(1)........   16.49%     15.86%      17.74%        2.57%      2.47%       2.75%

---------------
(1) Trading on the AMEX commenced December 22, 1998

                     THIS PAGE IS INTENTIONALLY LEFT BLANK.

     This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to each Select Sector SPDR Fund's Shares. A Statement of Additional Information (dated January 28,
2005) and the annual and semi-annual reports to shareholders, each of which has been filed with the SEC, provide more information about each Select Sector SPDR Fund. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance over the past fiscal year. The Statement of Additional Information and the financial statements included in the Trust's most recent annual reports to shareholders are incorporated herein by reference (i.e., are legally part of this Prospectus). These materials may be obtained without charge by writing to the Distributor, ALPS Distributors, Inc., at 1625 Broadway, Suite 2200, Denver, CO 80202, or by calling the following number:

                      Investor Information: (800) 843-2639

     The Registration Statement, including this Prospectus, the Statement of Additional Information, and the exhibits as well as the reports may be reviewed and copied at the SEC's Public Reference Room (450 Fifth Street, N.W., Washington D.C. 20549) or on the EDGAR Database on the SEC's Web site (http://www.sec.gov). Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-942-8090. These documents and other information concerning the Trust also may be inspected at the offices of the AMEX (86 Trinity Place, New York, New York 10006). You may get copies of this and other information after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

     Shareholder inquiries may be directed to the Select Sector SPDR Funds in writing to ALPS Distributors, Inc. at 1625 Broadway, Suite 2200, Denver, CO 80202.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFER OF A SELECT SECTOR SPDR FUND'S SHARES, AND, IF GIVEN OR MADE, THE INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ANY SELECT SECTOR SPDR FUND. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE OF SHARES SHALL UNDER ANY CIRCUMSTANCE IMPLY THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY DATE AFTER THE DATE OF THIS PROSPECTUS.

     DEALERS EFFECTING TRANSACTIONS IN A SELECT SECTOR SPDR FUND'S SHARES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, ARE GENERALLY REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO ANY OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS.


      THE TRUST'S INVESTMENT COMPANY ACT OF 1940 FILE NUMBER IS 811-08837

                         THE SELECT SECTOR SPDR(R) TRUST

               THE CONSUMER DISCRETIONARY SELECT SECTOR SPDR FUND
                  THE CONSUMER STAPLES SELECT SECTOR SPDR FUND
                       THE ENERGY SELECT SECTOR SPDR FUND
                      THE FINANCIAL SELECT SECTOR SPDR FUND
                     THE HEALTH CARE SELECT SECTOR SPDR FUND
                     THE INDUSTRIAL SELECT SECTOR SPDR FUND
                      THE MATERIALS SELECT SECTOR SPDR FUND
                     THE TECHNOLOGY SELECT SECTOR SPDR FUND
                      THE UTILITIES SELECT SECTOR SPDR FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                             DATED JANUARY 28, 2005

This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus dated January 28, 2005 (the "Prospectus") for The Select Sector SPDR Trust (the "Trust"), as it may be revised from time to time. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus for the Trust may be obtained without charge by writing to the Trust's Distributor, ALPS Distributors, Inc., at 1625 Broadway, Suite 2200, Denver, CO 80202. The Report of Independent Registered Public Accountants, financial highlights and financial statements of the Funds included in the Trust's Annual Report to Shareholders for the fiscal year ended September 30, 2004 are incorporated by reference into this Statement of Additional Information.

"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", "500",
"Standard & Poor's Depositary Receipts(R)", "SPDR(R)", "Select Sector SPDR", "Select Sector SPDRs" and "Select Sector Standard & Poor's Depositary Receipts" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use in connection with the listing and trading of Select Sector SPDRs on the American Stock Exchange LLC (the "AMEX"). The stocks included in each Select Sector Index (upon which the Select Sector SPDRs are based) are selected by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch" and sometimes referred to as the "Index Compilation Agent") in consultation with Standard & Poor's ("S&P") from the universe of companies represented by the Standard & Poor's 500 Composite Stock Index ("S&P 500"). The composition and weighting of the stocks included in each Select Sector Index can be expected to differ from the composition and weighting of stocks included in any similar S&P 500 sector index that is published and disseminated by S&P.

TABLE OF CONTENTS

GENERAL DESCRIPTION OF THE TRUST..............................     2
INVESTMENT POLICIES AND RESTRICTIONS..........................    12
SPECIAL CONSIDERATIONS AND RISKS..............................    15
EXCHANGE LISTING AND TRADING..................................    17
MANAGEMENT OF THE TRUST.......................................    18
BROKERAGE TRANSACTIONS........................................    24
BOOK ENTRY ONLY SYSTEM........................................    25
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........    27
CREATION AND REDEMPTION OF CREATION UNITS.....................    31
DETERMINATION OF NET ASSET VALUE..............................    36
DIVIDENDS AND DISTRIBUTIONS...................................    37
TAXES.........................................................    37
CAPITAL STOCK AND SHAREHOLDER REPORTS.........................    39
COUNSEL AND INDEPENDENT AUDITORS..............................    40
FINANCIAL STATEMENTS..........................................    40
SSGA FUNDS MANAGEMENT, INC.--PROXY VOTING POLICY..............    41

The information contained herein regarding the Select Sector Indexes, securities markets and The Depository Trust Company ("DTC") was obtained from publicly available sources.

EACH SELECT SECTOR INDEX IS BASED ON EQUITY SECURITIES OF PUBLIC COMPANIES THAT ARE COMPONENTS OF THE S&P 500, SELECTED ON THE BASIS OF GENERAL INDUSTRIAL CLASSIFICATION, AND INCLUDED AS CONSTITUENT SECURITIES OF A PARTICULAR SELECT SECTOR INDEX BY THE INDEX COMPILATION AGENT IN CONSULTATION WITH S&P, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC. THE AMEX ACTS AS "INDEX CALCULATION AGENT" IN CONNECTION WITH THE CALCULATION AND DISSEMINATION OF EACH SELECT SECTOR INDEX.

SELECT SECTOR SPDRS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S&P. S&P MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SELECT SECTOR SPDRS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE SELECT SECTOR SPDRS PARTICULARLY OR THE ABILITY OF A SELECT SECTOR SPDR FUND TO TRACK THE PERFORMANCE OF THE VARIOUS SECTORS REPRESENTED IN THE STOCK MARKET. THE STOCKS INCLUDED IN EACH SELECT SECTOR INDEX WERE SELECTED BY THE INDEX COMPILATION AGENT IN CONSULTATION WITH S&P FROM A UNIVERSE OF COMPANIES REPRESENTED BY THE S&P 500. THE COMPOSITION AND WEIGHTING OF STOCKS INCLUDED IN EACH SELECT SECTOR INDEX CAN BE EXPECTED TO DIFFER FROM THE COMPOSITION AND WEIGHTING OF STOCKS INCLUDED IN THE CORRESPONDING S&P 500 SECTOR INDEX THAT IS PUBLISHED AND DISSEMINATED BY S&P. S&P'S ONLY RELATIONSHIP TO THE INDEX COMPILATION AGENT IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF S&P AND OF THE S&P 500 WHICH IS DETERMINED, COMPOSED AND CALCULATED BY S&P WITHOUT REGARD TO THE INDEX COMPILATION AGENT OR ANY SELECT SECTOR SPDR FUND. S&P HAS NO OBLIGATION TO TAKE THE NEEDS OF THE INDEX COMPILATION AGENT, THE TRUST OR THE OWNERS OF THE SELECT SECTOR SPDRS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE S&P
500. S&P IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN ANY DETERMINATION OR CALCULATION MADE WITH RESPECT TO ISSUANCE OR REDEMPTION OF THE SELECT SECTOR SPDRS. S&P HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SELECT SECTOR SPDRS.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR COMPLETENESS OF THE S&P 500, THE SELECT SECTOR INDEXES OR ANY DATA INCLUDED THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE INDEX COMPILATION AGENT, THE TRUST, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500, THE SELECT SECTOR INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED UNDER THE LICENSE AGREEMENT OR FOR ANY OTHER USE. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE S&P 500, THE SELECT SECTOR INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

THE SHARES ARE NOT SPONSORED OR PROMOTED BY EITHER THE INDEX CALCULATION AGENT OR THE INDEX COMPILATION AGENT.

NEITHER THE INDEX CALCULATION AGENT NOR THE INDEX COMPILATION AGENT MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF ANY SELECT SECTOR SPDR FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE INDEXES IDENTIFIED HEREIN TO TRACK STOCK MARKET PERFORMANCE. THE SELECT SECTOR INDEXES IDENTIFIED HEREIN ARE DETERMINED, COMPOSED AND CALCULATED WITHOUT REGARD TO THE SHARES OF ANY SELECT SECTOR SPDR FUND OR THE ISSUER THEREOF. THE INDEX CALCULATION AGENT AND THE INDEX COMPILATION AGENT ARE NOT RESPONSIBLE FOR, NOR HAVE THEY PARTICIPATED IN, THE DETERMINATION OF THE TIMING OF, PRICES OF, OR QUANTITIES OF THE SHARES OF ANY SELECT SECTOR SPDR FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. THE INDEX CALCULATION AGENT AND THE INDEX COMPILATION AGENT HAVE NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF ANY SELECT SECTOR SPDR FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF ANY SELECT SECTOR SPDR FUND.

ALTHOUGH MERRILL LYNCH -- AS THE INDEX COMPILATION AGENT - SHALL OBTAIN AND PROVIDE INFORMATION TO THE AMEX -- AS THE INDEX CALCULATION AGENT -- FROM SOURCES WHICH IT CONSIDERS RELIABLE, THE INDEX COMPILATION AGENT AND THE INDEX CALCULATION AGENT DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF ANY SELECT SECTOR INDEX OR ANY DATA INCLUDED THEREIN. THE INDEX COMPILATION AGENT AND THE INDEX CALCULATION AGENT MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SELECT SECTOR INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE. THE INDEX COMPILATION AGENT AND THE INDEX CALCULATION AGENT MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE SELECT SECTOR INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE INDEX COMPILATION AGENT OR THE INDEX CALCULATION AGENT HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

GENERAL DESCRIPTION OF THE TRUST

The Trust is an open-end management investment company. The Trust currently consists of nine investment series (each, a "Select Sector SPDR Fund" or "Fund" and collectively the "Select Sector SPDR Funds" or "Funds"). The Trust was organized as a Massachusetts business trust on June 10, 1998. The shares of each Select Sector SPDR Fund are referred to herein as "Shares." The Select Sector SPDR Funds offered by the Trust are: The Consumer Discretionary Select Sector SPDR Fund; The Consumer Staples Select Sector SPDR Fund; The Energy Select Sector SPDR Fund; The Financial Select Sector SPDR Fund; The Health Care Select Sector SPDR Fund; The Industrial Select Sector SPDR Fund; The Materials Select Sector SPDR Fund; The Technology Select Sector SPDR Fund; and The Utilities Select Sector SPDR Fund. The investment objective of each Select Sector SPDR Fund is to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in a particular sector or group of industries, as represented by a specified market sector index (each a "Select Sector Index"). SSgA Funds Management, Inc. (the "Adviser") manages each Select Sector SPDR Fund.

Each Select Sector SPDR Fund offers and issues Shares at their net asset value only in aggregations of a specified number of Shares (each, a "Creation Unit") generally in exchange for a basket of equity securities included in its Select Sector Index ("Deposit Securities") together with the deposit of a specified cash payment ("Cash Component").* The Shares trade on the AMEX at market prices. These prices may differ from the Shares' net asset value. The Shares are also redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment. A Creation Unit of each Select Sector SPDR Fund consists of 50,000 Shares.

The Trust reserves the right to offer a "cash" option for creations and redemptions of Shares (subject to applicable legal requirements) although it has no current intention of doing so. Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. See "CREATION AND REDEMPTION OF CREATION UNITS." In each instance of such cash creations or redemptions, the Trust may impose transaction fees that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the "SEC") applicable to management investment companies offering redeemable securities.

THE SELECT SECTOR INDEXES AND RELEVANT EQUITY MARKETS

Each of the nine Select Sector Indexes which is the benchmark for a Select Sector SPDR Fund is intended to give investors an efficient, modified market capitalization-based way to track the movement of baskets of equity securities of public companies that are components of the S&P 500 and are included in specific sectors.

CONSTRUCTION AND MAINTENANCE STANDARDS FOR THE SELECT SECTOR INDEXES

SELECTION CRITERIA

Each Select Sector Index was developed and is maintained in accordance with the following criteria:

      Each of the component stocks in a Select Sector Index (the "Component Stocks") has been selected from the universe of companies defined by the S&P 500.

      The nine Select Sector Indexes together will include all of the companies represented in the S&P 500 and each of the stocks in the S&P 500 will be allocated to one and only one of the Select Sector Indexes.

      The Component Stocks have been assigned to a Select Sector Index by the Index Compilation Agent. The Index Compilation Agent, after consultation with S&P, assigns Component Stocks to a particular Select Sector Index on the basis of such company's sales and earnings composition and the sensitivity of the company's stock price and business results to the common factors that affect other companies in such Select Sector Index. S&P has sole control over the removal of stocks from the S&P 500 and the selection of replacement stocks to be added to the S&P 500. However, S&P plays only a consulting role in the assignment of the S&P 500 component securities to any Select Sector Index, which is the sole responsibility of the Index Compilation Agent.

-------------
* Except that under the "Dividend Reinvestment Service" described below, Shares may be created in less than a Creation Unit size aggregation of 50,000 Shares and, upon termination of a Fund, Shares may be redeemed in less than a Creation Unit.

      Each Select Sector Index is weighted based on the market capitalization of each of the Component Stocks, subject to the following asset diversification requirements: (i) the market capitalization-based weighted value of any single Component Stock measured on the last day of a calendar quarter may not exceed 24.99% of the total value of its respective Select Sector Index; and (ii) with respect to 50% of the total value of the Select Sector Index, the market capitalization-based weighted value of the Component Stocks must be diversified so that no single Component Stock measured on the last day of a calendar quarter represents more than 4.99% of the total value of its respective Select Sector Index.

      Rebalancing the Select Sector Indexes to meet the asset diversification requirements will be the responsibility of the American Stock Exchange Index Services Group ("ISG"). If shortly prior to the last business day of any calendar quarter (a "Quarterly Qualification Date"), a Component Stock (or two or more Component Stocks) approaches the maximum allowable value limits set forth above (the "Asset Diversification Limits"), the percentage that such Component Stock (or Component Stocks) represents in the Select Sector Index will be reduced and the market capitalization-based weighted value of such Component Stock (or Component Stocks) will be redistributed across the Component Stocks that do not closely approach the Asset Diversification Limits in accordance with the following methodology: First, each Component Stock that exceeds 24% of the total value of the Select Sector Index will be reduced to 23% of the total value of the Select Sector Index and the aggregate amount by which all Component Stocks exceed 24% will be redistributed equally across the remaining Component Stocks that represent less than 23% of the total value of the Select Sector Index. If as a result of this redistribution, another Component Stock then exceeds 24%, the redistribution will be repeated as necessary. Second, with respect to the 50% of the value of the Select Sector Index accounted for by the lowest weighted Component Stocks, each Component Stock that exceeds 4.8% of the total value of the Select Sector Index will be reduced to 4.6% and the aggregate amount by which all Component Stocks exceed 4.8% will be distributed equally across all remaining Component Stocks that represent less than 4.6% of the total value of the Select Sector Index. If as a result of this redistribution another Component Stock that did not previously exceed 4.8% of the Select Sector Index value then exceeds 4.8%, the redistribution will be repeated as necessary until at least 50% of the value of the Select Sector Index is accounted for by Component Stocks representing no more than 4.8% of the total value of the Select Sector Index. If necessary, this reallocation process may take place more than once prior to a Quarterly Qualification Date to insure that the Select Sector Index and the Select Sector SPDR Fund portfolio based upon it conform to the requirements for qualification of the Fund as a regulated investment company.

      As detailed below, the Select Sector Indexes are calculated and disseminated by ISG. As of the market close on December 31, 2004, the weighting of each Select Sector Index in the S&P 500 based on the capitalization of the stocks in the index was as follows:

               LIST OF THE INDEXES                    WEIGHTING
               -------------------                    ---------

The Consumer Discretionary Select Sector Index          11.90%
The Consumer Staples Select Sector Index                10.48%
The Energy Select Sector Index                           7.16%
The Financial Select Sector Index                       20.64%
The Health Care Select Sector Index                     12.68%
The Industrial Select Sector Index                      11.79%
The Materials Select Sector Index                        3.09%
The Technology Select Sector Index                      19.32%
The Utilities Select Sector Index                        2.94%
                                                       100.00%

      Periodically, the Index Compilation Agent will supply ISG with sector designations for a number of stocks deemed likely candidates for replacement selection by the Standard & Poor's 500 Index Committee. If a replacement not on the current list is selected by the Standard & Poor's 500 Index Committee, ISG will ask the Index Compilation Agent to assign the stock to one of the nine sectors promptly. AMEX will disseminate information on this assignment and on consequent changes in the Select Sector Index(es).

      The Index Compilation Agent at any time may determine that a Component Stock which has been assigned to one Select Sector Index has undergone such a transformation in the composition of its business that it should be removed from that Select Sector Index and assigned to a different Select Sector Index. In the event that the Index Compilation Agent notifies ISG that a Component Stock's Select Sector Index assignment should be changed, the AMEX will disseminate notice of the change following its standard procedure for announcing index changes and will implement the change in the affected Select Sector Indexes on a date no less than one week after the initial dissemination of information on the sector change to the maximum extent practicable. It is not anticipated that Component Stocks will change sectors frequently.

      Component Stocks removed from and added to the S&P 500 will be deleted from and added to the appropriate Select Sector Index on the same schedule used by S&P for additions and deletions from the S&P 500 insofar as practicable.

Select Sector Index Calculations

      With the exception of the weighting constraints described above, each Select Sector Index is calculated using the same methodology utilized by S&P in calculating the S&P 500. In particular:

      Each Select Sector Index is calculated using a base-weighted aggregate methodology; that means the level of the Select Sector Index reflects the total market value of all of its Component Stocks relative to a particular base period. Statisticians refer to this type of index, one with a set of combined variables (such as price and number of shares), as a composite index.

      Total market value of a company is determined by multiplying the price of the stock by the number of common shares outstanding. An indexed number is used to represent the results of the aggregate market value calculation in order to make the value easier to work with and track over time.

      The daily calculation of each Select Sector Index is computed by dividing the total market value of the companies in the Select Sector Index by a number called the "Index Divisor." By itself, the Index Divisor is an arbitrary number. However, in the context of the calculation of the Select Sector Index, it is the only link to the original base period value of the Select Sector Index. The Index Divisor keeps the Select Sector Index comparable over time and adjustments to the Index Divisor ensure that there are no changes in the Select Sector Index level as a result of non-market forces (corporate actions, replacements of stocks in a Select Sector Index, weighting changes, etc.).

      Four times a year on a Friday close to the end of each calendar quarter, the share totals of the companies in the S&P 500 are updated by S&P. This information is utilized to update the share totals of companies in each Select Sector Index. After the totals are updated, the Index Divisor is adjusted to compensate for the net change in the market value of the Select Sector Index.

      Once a week the database containing the current common shares outstanding for the S&P 500 companies is compared by S&P against the shares outstanding used to actually calculate the S&P 500. Any difference of 5% or more is screened for review by S&P. If appropriate, a share change will be implemented by S&P after the close of trading on the following Wednesday. Preannounced corporate actions such as restructurings and recapitalizations can significantly change a company's shares outstanding. Any changes over 5% are reviewed by S&P and, when appropriate, an immediate adjustment is made to the number of shares outstanding used to calculate the Select Sector Index. Any adjustment made by S&P in shares outstanding will result in a corresponding adjustment to each affected Select Sector Index.

      S&P will advise ISG regarding the handling of non-routine corporate actions which may arise from time to time and which may have an impact on the calculation of the S&P 500 and, consequently, on the calculation of the Select Sector Index Corporate actions such as a merger or acquisition, stock splits, routine spin-offs, etc., which require adjustments in the Select Sector Index calculation, will be handled by the AMEX staff and Index Divisor adjustments, calculated when necessary, are handled by S&P in its maintenance of the S&P 500. In the event a merger or acquisition changes the relative importance of a company's participation in two or more sectors in a major way, the Select Sector Index assignment of the stock may change. In any event, a new Index Divisor for affected Select Sector Indexes will be disseminated promptly by ISG.

Select Sector Index Dissemination

Similar to other stock index values published by the AMEX, the value of each Select Sector Index will be calculated continuously and disseminated every 15 seconds over the Consolidated Tape Association's Network B. The major electronic financial data vendors - Bloomberg, Quotron, Reuters and Bridge Information Systems - are expected to publish information on each Select Sector Index for their subscribers.

Brief descriptions of the Select Sector Indexes on which the Select Sector SPDR Funds are based and the equity markets in which the Select Sector SPDR Funds are invested are provided below.

THE CONSUMER DISCRETIONARY SELECT SECTOR INDEX

General Background

The Consumer Discretionary Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are involved in the development and production of consumer discretionary products. Consumer discretionary products include automobiles and components, consumer durables, apparel, hotels, restaurants, leisure, media and retail. As of December 31, 2004, the Consumer Discretionary Select Sector Index included 88 Component Stocks. A list of the Component Stocks included in the Fund as of September 30, 2004 is included in the Fund's Annual Report to Shareholders dated September 30, 2004.

Constituent Stocks and Industries/Sectors

Summary:

Aggregate Market Capitalization (12/31/04): $1,343,185,512,060

      10 Largest Components by Market Capitalization (as of 12/31/04):

                                                                                           CUMULATIVE
     COMPANY NAME                MARKET CAPITALIZATION      MARKET WEIGHT  INDEX WEIGHT   INDEX WEIGHT
----------------------           ---------------------      -------------  ------------   ------------
Home Depot Inc                       93,855,116,700             6.99%          6.99%           6.99%
Time Warner Inc                      89,042,470,560             6.63%          6.63%          13.62%
eBay Inc                             77,082,942,240             5.74%          5.74%          19.36%
Comcast Corp (Class A)               73,877,972,480             5.50%          5.50%          24.86%
Viacom Inc CL B                      62,046,041,700             4.62%          4.62%          29.48%
Walt Disney Co                       56,803,267,400             4.23%          4.23%          33.71%
News Corp Ltd                        48,753,065,970             3.63%          3.63%          37.34%
Target Corporation                   46,499,472,180             3.46%          3.46%          40.80%
Lowes Companies Inc                  44,503,305,990             3.31%          3.31%          44.11%
McDonalds Corp                       40,305,992,300             3.00%          3.00%          47.11%

      10 Largest Industries (% Index Weight) (as of 12/31/04):

                                                                                                       CUMULATIVE
            INDUSTRY                       MARKET CAPITALIZATION      MARKET WEIGHT   INDEX WEIGHT    INDEX WEIGHT
---------------------------------          ---------------------      -------------   ------------    ------------
Media                                         449,506,616,530             33.47%          33.47%          33.47%
Specialty Retail                              270,739,307,830             20.16%          20.16%          53.63%
Hotels Restaurants & Leisure                  178,711,627,320             13.31%          13.31%          66.94%
Multi-Line Retail                             126,273,957,210              9.40%           9.40%          76.34%
Internet & Catalog Retail                      77,082,942,240              5.74%           5.74%          82.08%
Automobiles                                    67,261,512,220              5.01%           5.00%          87.08%
Household Durables                             62,987,086,120              4.69%           4.69%          91.77%
Auto Components                                25,183,382,840              1.87%           1.87%          99.43%
Textiles, Apparel & Luxury Goods               52,219,238,410              3.89%           3.88%          95.65%
Leisure Equipment & Products                   25,525,643,540              1.90%           1.91%          97.56%

THE CONSUMER STAPLES SELECT SECTOR INDEX

General Background

The Consumer Staples Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are involved in the development and production of consumer products. Consumer Staples include cosmetic and personal care, soft drinks, tobacco and food products. As of December 31, 2004, the Consumer Staples Select Sector Index included 38 Component Stocks. A list of the Component Stocks included in the Fund as of September 30, 2004 is included in the Fund's Annual Report to Shareholders dated September 30, 2004.

Constituent Stocks and Industries/Sectors

Summary:

Aggregate Market Capitalization (12/31/04): $1,183,000,924,600

10 Largest Components by Market Capitalization (as of 12/31/04):

                                                                                                    CUMULATIVE
        COMPANY NAME                   MARKET CAPITALIZATION      MARKET WEIGHT   INDEX WEIGHT     INDEX WEIGHT
-----------------------------          ---------------------      -------------   ------------     ------------
Wal-Mart Stores Inc                       223,685,674,940             18.91%          18.88%          18.88%
Procter & Gamble Co                       139,720,499,640             11.81%          11.79%          30.67%
Altria Group Inc                          125,412,576,900             10.60%           5.18%          35.85%
Coca Cola Co                              100,721,120,680              8.51%           8.50%          44.35%
Pepsico Inc                                87,929,856,000              7.43%           4.56%          48.91%
Gillette Co                                44,458,076,580              3.76%           4.02%          52.93%
Anheuser Busch Companies Inc               40,080,149,640              3.39%           3.62%          56.55%
Walgreen Co                                39,213,334,230              3.31%           3.58%          60.13%
Kimberly Clark Corp                        32,097,248,060              2.71%           2.95%          63.08%
Colgate Palmolive Co                       27,129,380,600              2.29%           2.51%          65.59%

6   Largest Industries (% Index Weight) (as of 12/31/04):

                                                                                             CUMULATIVE
      INDUSTRY                  MARKET CAPITALIZATION      MARKETWEIGHT    INDEX WEIGHT     INDEX WEIGHT
---------------------           ---------------------      ------------    ------------     ------------
Food & Drug Retailing              363,279,710,430             30.71%          32.83%           32.83%
Beverages                          254,037,300,640             21.47%          19.76%           52.59%
Household Products                 207,903,899,000             17.57%          18.22%           70.81%
Food Products                      145,638,677,000             12.31%          15.03%           85.84%
Tobacco                            144,959,711,420             12.25%           7.70%           93.54%
Personal Products                   67,181,626,110              5.68%           6.46%          100.00%

THE ENERGY SELECT SECTOR INDEX

General Background

The Energy Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are involved in the development and production of energy products. Energy companies in the Index develop and produce crude oil and natural gas and provide drilling and other energy related services; as well as airlines, marine, road and rail and transportation infrastructure companies. As of December 31, 2004, the Energy Select Sector Index included 29 Component Stocks. A list of the Component Stocks included in the Fund as of September 30, 2004 is included in the Fund's Annual Report to Shareholders dated September 30, 2004.

Constituent Stocks and Industries/Sectors

Summary:

Aggregate Market Capitalization (12/31/04): $807,788,885,400

10 Largest Components by Market Capitalization (as of 12/31/04):

                                                                                                  CUMULATIVE
       COMPANY NAME                  MARKET CAPITALIZATION      MARKETWEIGHT     INDEX WEIGHT    INDEX WEIGHT
--------------------------           ---------------------      ------------     ------------    ------------
Exxon Mobil Corp                        330,693,432,960             40.94%          20.97%          20.97%
ChevronTexaco Corp                      111,248,316,120             13.77%          14.39%          35.36%
ConocoPhillips                           59,932,931,390              7.42%           8.21%          43.57%
Schlumberger Ltd                         39,416,343,850              4.88%           3.69%          47.26%
Occidental Petroleum Corp                23,035,975,920              2.85%           3.89%          51.15%
Devon Energy Corp                        18,915,976,240              2.34%           3.47%          54.62%
Halliburton Co                           17,343,099,000              2.15%           3.20%          57.82%
Burlington Resources Inc                 17,030,119,500              2.11%           3.21%          61.03%
Apache Corp                              16,509,638,470              2.04%           2.98%          64.01%
Anadarko Petroleum Corp                  16,029,910,970              1.98%           2.95%          66.96%

2 Largest Industries (% Index Weight) (as of 12/31/04):

                                                                                                  CUMULATIVE
          INDUSTRY                   MARKET CAPITALIZATION      MARKET WEIGHT    INDEX WEIGHT    INDEX WEIGHT
-----------------------------        ---------------------      -------------    ------------    ------------
Oil & Gas Services                      698,388,269,410             86.46%          80.62%           80.62%
Energy Equipment and Services           109,400,615,990             13.54%          19.38%          100.00%

THE FINANCIAL SELECT SECTOR INDEX

General Background

The Financial Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are involved in the development and production of financial products. Companies in the Index include a wide array of diversified financial services firms whose business lines range from investment management to commercial and business banking. As of December 31, 2004, the Financial Services Sector Index included 83 Component Stocks. A list of the Component Stocks included in the Fund as of September 30, 2004 is included in the Fund's Annual Report to Shareholders dated September 30, 2004.

Constituent Stocks and Industries/Sectors

Summary:

Aggregate Market Capitalization (12/31/04): $2,330,139,987,560

10 Largest Components by Market Capitalization (as of 12/31/04):

                                                                                                     CUMULATIVE
COMPANY NAME                            MARKET CAPITALIZATION      MARKET WEIGHT   INDEX WEIGHT     INDEX WEIGHT
------------                            ---------------------      -------------   ------------     ------------
Citigroup Inc                              250,042,299,540             10.73%          10.73%          10.73%
Bank of America Corp                       189,800,927,230              8.15%           8.15%          18.88%
American International Group Inc           171,042,177,570              7.34%           7.34%          26.22%
JP Morgan Chase and Co                     138,971,681,630              5.96%           5.96%          32.18%
Wells Fargo and Co                         105,149,658,350              4.51%           4.51%          36.69%
Wachovia Corp                               84,351,464,000              3.62%           3.62%          40.31%
American Express Co                         70,754,947,560              3.04%           3.04%          43.35%
Fannie Mae                                  68,924,443,840              2.96%           2.96%          46.31%
Morgan Stanley                              60,770,692,960              2.61%           2.61%          48.92%
US Bancorp                                  58,479,388,560              2.51%           2.51%          51.43%

4 Largest Industries (% Index Weight) (as of 12/31/04):

                                                                                            CUMULATIVE
INDUSTRY                        MARKET CAPITALIZATION     MARKET WEIGHT    INDEX WEIGHT    INDEX WEIGHT
--------                        ---------------------     -------------    ------------    ------------
Diversified Financials             991,843,278,780             42.56%          42.56%           42.56%
Banks                              787,773,695,040             33.81%          33.81%           76.37%
Insurance                          488,075,032,550             20.95%          20.95%           97.32%
Real Estate                         62,447,981,190              2.68%           2.68%          100.00%

THE HEALTH CARE SELECT SECTOR INDEX

General Background

The Health Care Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are health care related firms. The Health Care Select Sector Index will only include companies involved in the health care industry, such as health care equipment and supplies, health care providers and services, biotechnology and pharmaceuticals. As of December 31, 2004, the Health Care Select Sector Index included 56 Component Stocks. A list of the Component Stocks included in the Fund as of September 30, 2004 is included in the Fund's Annual Report to Shareholders dated September 30, 2004.

Constituent Stocks and Industries/Sectors

Summary:

Aggregate Market Capitalization (12/31/04): $1,431,060,937,640

10 Largest Components by Market Capitalization (as of 12/31/04):

                                                                                         CUMULATIVE
COMPANY NAME                 MARKET CAPITALIZATION       MARKET WEIGHT  INDEX WEIGHT    INDEX WEIGHT
------------                 ---------------------       -------------  ------------    ------------
Pfizer Inc                      202,508,455,550             14.15%          14.13%          14.13%
Johnson and Johnson             188,213,182,920             13.15%          13.13%          27.26%
Amgen Inc                        81,479,224,400              5.69%           5.69%          32.95%
Abbott Laboratories              72,652,336,800              5.08%           4.30%          37.25%
Merck & Co Inc                   71,273,181,900              4.98%           4.97%          42.22%
Eli Lilly and Company            64,220,513,250              4.49%           4.48%          46.70%
Medtronic Inc                    60,037,370,750              4.20%           4.21%          50.91%
Unitedhealth Group Inc           57,538,960,870              4.02%           4.05%          54.96%
Wyeth                            56,823,407,640              3.97%           3.98%          58.94%
Bristol Myers Squibb Co          49,846,451,340              3.48%           3.50%          62.44%

3 Largest Industries (% Index Weight) (as of 12/31/04):

                                                                                                    CUMULATIVE
INDUSTRY                               MARKET CAPITALIZATION      MARKET WEIGHT    INDEX WEIGHT    INDEX WEIGHT
--------                               ---------------------      -------------    ------------    ------------
Pharmaceuticals                           789,952,551,570             55.20%          54.48%           54.48%
Health Care Providers & Services          510,047,453,710             35.64%          36.28%           90.76%
Biotechnology                             131,060,932,360              9.16%           9.24%          100.00%

THE INDUSTRIAL SELECT SECTOR INDEX

General Background

The Industrial Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are industrials. Industrials include electrical equipment, construction equipment and building products, waste management services, aerospace and defense, and industrial machinery products. As of December 31, 2004, the Industrial Select Sector Index included 58 Component Stocks. A list of the Component Stocks included in the Fund as of September 30, 2004 is included in the Fund's Annual Report to Shareholders dated September 30, 2004.

Constituent Stocks and Industries/Sectors

Summary:

Aggregate Market Capitalization (12/31/04): $1,331,381,929,130

10 Largest Components by Market Capitalization (as of 12/31/04):

                                                                                                         CUMULATIVE
COMPANY NAME                                MARKET CAPITALIZATION       MARKET WEIGHT  INDEX WEIGHT     INDEX WEIGHT
------------                                ---------------------       -------------  ------------     ------------
General Electric                               385,882,854,500             28.98%          21.35%          21.35%
United Parcel Service Inc (Class B)             95,782,969,780              7.19%           7.29%          28.64%
Tyco International                              71,894,655,480              5.40%           5.56%          34.20%
3M Co                                           63,894,285,380              4.80%           4.90%          39.10%
United Technologies Corp                        52,816,294,050              3.97%           4.10%          43.20%
Boeing Co                                       43,465,936,690              3.26%           3.39%          46.59%
Caterpillar Inc                                 33,273,922,360              2.50%           2.65%          49.24%
Honeywell International Inc                     30,458,548,880              2.29%           2.40%          51.64%
Fedex Corp                                      29,603,237,790              2.22%           2.37%          54.01%
Emerson Electric Co                             29,422,862,700              2.21%           2.33%          56.34%

10 Largest Industries (% Index Weight) (as of 12/31/04):

                                                                                           CUMULATIVE
INDUSTRY                             MARKET CAPITALIZATION   MARKET WEIGHT  INDEX WEIGHT  INDEX WEIGHT
--------                             ---------------------   -------------  ------------  ------------
Industrial Conglomerates                531,820,845,160           39.95%        32.75%        32.75%
Aerospace & Defense                     229,130,287,400           17.21%        18.34%        51.09%
Machinery                               171,509,308,740           12.88%        14.89%        65.98%
Commercial Services & Supplies          113,200,069,340            8.50%        10.13%        76.11%
Air Freight & Logistics                 128,457,531,950            9.65%        10.08%        86.19%
Railroads                                58,183,800,720            4.37%         4.94%        91.13%
Electrical Equipment                     49,622,036,590            3.73%         4.44%        95.57%
Building Products                        25,229,406,400            1.89%         2.18%        97.75%
Airlines                                 13,659,605,520            1.03%         1.17%        98.92%
Trading Companies & Distributors          6,001,262,840            0.45%         0.59%        99.51%

THE MATERIALS SELECT SECTOR INDEX

General Background

The Materials Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are in basic industries. Basic industries include integrated steel products, construction materials, fibers, paper and gold. As of December 31, 2004, the Materials Select Sector Index included 33 Component Stocks. A list of the Component Stocks included in the Fund as of September 30, 2004 is included in the Fund's Annual Report to Shareholders dated September 30, 2004.

Constituent Stocks and Industries/Sectors

Summary:

Aggregate Market Capitalization (12/31/04): $349,186,775,470

10 Largest Components by Market Capitalization (as of 12/31/04):

                                                                                         CUMULATIVE
COMPANY NAME                      MARKET CAPITALIZATION    MARKET WEIGHT  INDEX WEIGHT  INDEX WEIGHT
------------                      ---------------------    -------------  ------------  ------------
Du Pont EI de Nemours                 48,716,116,650           13.95%        13.93%         13.93%
Dow Chemical Co                       46,686,444,700           13.37%        13.35%         27.28%
ALCOA Inc                             27,350,450,180            7.83%         7.82%         35.10%
International Paper Co                20,436,650,000            5.85%         5.84%         40.94%
Newmont Mining Corp                   19,713,909,870            5.65%         4.79%         45.73%
Weyerhaeuser Co                       16,123,859,740            4.62%         4.36%         50.09%
Monsanto Co                           14,687,086,700            4.21%         4.27%         54.36%
Praxair Inc                           14,336,564,600            4.11%         4.14%         58.50%
Air Products and Chemicals Inc        13,177,160,700            3.77%         3.81%         62.31%
PPG Industries Inc                    11,716,226,880            3.36%         3.39%         65.70%

5 Largest Industries (% Index Weight) (as of 12/31/04):

                                                                                       CUMULATIVE
INDUSTRY                     MARKET CAPITALIZATION     MARKET WEIGHT   INDEX WEIGHT   INDEX WEIGHT
--------                     ---------------------     -------------   ------------   ------------
Chemicals                       187,896,260,950            53.81%         54.21%          54.21%
Metals & Mining                  79,556,185,640            22.78%         22.28%          76.49%
Paper & Forest Products          56,043,528,100            16.05%         15.94%          92.43%
Containers & Packaging           20,098,299,900             5.76%          5.93%          98.36%
Construction Materials            5,592,500,880             1.60%          1.64%         100.00%

THE TECHNOLOGY SELECT SECTOR INDEX

General Background

The Technology Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are involved in the development and production of technology products. Technology products include computers and peripherals, semiconductor equipment and products, telecommunications equipment, microcomputer components, integrated computer circuits and process monitoring systems. As of December 31, 2004, the Technology Select Sector Index included 92 Component Stocks. A list of the Component Stocks included in the Fund as of September 30, 2004 is included in the Fund's Annual Report to Shareholders dated September 30, 2004.

Constituent Stocks and Industries/Sectors

Summary:

Aggregate Market Capitalization (12/31/04): $2,180,838,295,130

10 Largest Components by Market Capitalization (as of 12/31/04):

                                                                                              CUMULATIVE
COMPANY NAME                         MARKET CAPITALIZATION     MARKET WEIGHT   INDEX WEIGHT  INDEX WEIGHT
------------                         ---------------------     -------------   ------------  ------------
Microsoft Corp                          290,380,168,900            13.32%         13.19%         13.19%
International Business Machines         164,105,830,260             7.52%          7.46%         20.65%
Intel Corp                              147,894,970,000             6.78%          6.72%         27.37%
Cisco Systems Inc                       127,085,462,700             5.83%          5.77%         33.14%
Verizon Communications                  112,170,488,580             5.14%          5.10%         38.24%
Dell Inc                                104,688,570,560             4.80%          4.77%         43.01%
SBC Communications Inc                   85,438,218,780             3.92%          2.96%         45.97%
Oracle Corporation                       70,362,553,520             3.23%          3.21%         49.18%
Qualcomm Inc                             69,497,076,800             3.19%          3.19%         52.37%
Hewlett-Packard Co                       63,327,282,030             2.90%          2.89%         55.26%

10 Largest Industries (% Index Weight) (as of 12/31/04):

                                                                                                      CUMULATIVE
INDUSTRY                                    MARKET CAPITALIZATION     MARKET WEIGHT  INDEX WEIGHT    INDEX WEIGHT
--------                                    ---------------------     -------------  ------------    ------------
Software                                       482,176,055,150            22.11%         22.25%          22.25%
Computers & Peripherals                        443,329,858,880            20.33%         20.41%          42.66%
Semiconductor Equipment & Products             346,387,784,630            15.88%         16.11%          58.77%
Diversified Telecommunication Services         335,546,717,750            15.39%         14.43%          73.20%
Communications Equipment                       304,163,691,930            13.95%         14.23%          87.43%
Information Services                           128,890,801,460             5.91%          5.93%          93.36%
Internet Software & Services                    51,803,179,920             2.38%          2.42%          95.78%
Electronic Equipment & Instruments              38,981,012,500             1.79%          1.90%          97.68%
Wireless Telecommunications                     33,338,610,000             1.53%          1.55%          99.23%
Office Electronics                              16,220,582,910             0.74%          0.77%         100.00%

THE UTILITIES SELECT SECTOR INDEX

General Background

The Utilities Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are in the utilities industry. Utilities include communication services, electrical power providers and natural gas distributors. As of December 31, 2004, the Utilities Select Sector Index included 34 Component Stocks. A list of the Component Stocks included in the Fund as of September 30, 2004 is included in the Fund's Annual Report to Shareholders dated September 30, 2004.

Constituent Stocks and Industries/Sectors

Summary:

Aggregate Market Capitalization (12/31/04): $331,986,907,100

10 Largest Components by Market Capitalization (as of 12/31/04):

                                                                                               CUMULATIVE
COMPANY NAME                             MARKET CAPITALIZATION   MARKET WEIGHT  INDEX WEIGHT  INDEX WEIGHT
------------                             ---------------------   -------------  ------------  ------------
Exelon Corp                                 29,198,534,430            8.80%         8.80%          8.80%
Southern Co                                 24,794,308,240            7.47%         7.47%         16.27%
Duke Energy Corp                            24,231,919,170            7.30%         7.30%         23.57%
Dominion Resources Inc                      22,451,745,600            6.76%         6.76%         30.33%
TXU Corp                                    15,508,732,320            4.67%         4.67%         35.00%
Entergy Corp                                15,109,406,550            4.55%         4.55%         39.55%
FPL Group Inc                               13,872,777,750            4.18%         4.18%         43.73%
American Electric Power Company Inc         13,588,509,700            4.09%         4.09%         47.82%
PG and E Corp                               13,416,066,560            4.04%         4.04%         51.86%
FirstEnergy Corp                            13,031,820,360            3.93%         3.93%         55.79%

3 Largest Industries (% Index Weight) (as of 12/31/04):

                                                                                                   CUMULATIVE
INDUSTRY                                 MARKET CAPITALIZATION    MARKET WEIGHT   INDEX WEIGHT    INDEX WEIGHT
--------                                 ---------------------    -------------   ------------    ------------
Electric Utilities                          250,694,094,300            75.51%         75.51%          75.51%
Multi-Utilities & Unregulated Power          56,954,808,030            17.16%         17.16%          92.67%
Gas Utilities                                24,338,004,770             7.33%          7.33%         100.00%

INVESTMENT POLICIES AND RESTRICTIONS

LENDING PORTFOLIO SECURITIES

Each Select Sector SPDR Fund may lend portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete transactions and for other purposes. Because the U.S. government securities or other assets that are pledged as collateral to each Select Sector SPDR Fund in connection with these loans generate income, securities lending may enable a Select Sector SPDR Fund to earn additional income that may partially offset the expenses of such Select Sector SPDR Fund, and thereby reduce the effect that expenses have on such Select Sector SPDR Fund's ability to provide investment results that substantially correspond to the price and yield performance of its respective Select Sector Index.

Loans of portfolio securities may not exceed 33% of a Select Sector SPDR Fund's total assets. The documentation for these loans provides that a Select Sector SPDR Fund will receive collateral equal to at least 100% of the current market value of the loaned securities, as marked to market each day that the net asset value of the Select Sector SPDR Fund is determined. Each Select Sector SPDR Fund will pay reasonable administrative and custodial fees in connection with the loan of securities and invests collateral in money market instruments or funds which invest exclusively in money market instruments.


Each Select Sector SPDR Fund will comply with the conditions for lending established by the SEC. Although each Select Sector SPDR Fund will receive collateral in connection with all loans of portfolio securities, and such collateral will be marked to market, each Select Sector SPDR Fund will be exposed to the risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Select Sector SPDR Fund). In addition, each Select Sector SPDR Fund bears the risk of loss of any cash collateral that it invests in money market instruments. The Select Sector SPDR Funds do not retain any voting rights for any securities on loan. Under certain circumstances, a Fund may terminate a loan to vote a proxy.


REPURCHASE AGREEMENTS

Each Select Sector SPDR Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Select Sector SPDR Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date

(normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Select Sector SPDR Fund and is unrelated to the interest rate on the underlying instrument.

In these repurchase agreement transactions, the securities acquired by a Select Sector SPDR Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Custodian until repurchased. No more than an aggregate of 15% of each Select Sector SPDR Fund's net assets will be invested in illiquid securities, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Select Sector SPDR Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Select Sector SPDR Fund not within the control of the Select Sector SPDR Fund and, therefore, the Select Sector SPDR Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

OTHER MONEY MARKET INSTRUMENTS

In addition to repurchase agreements, other money market instruments in which the Select Sector SPDR Funds may invest are certificates of deposit of U.S. domestic banks with assets of $1 billion or more, bankers' acceptances, time deposits, U.S. government and U.S. government agency securities, or commercial paper rated within the two highest grades by S&P or Moody's Investors Service, Inc., or, if not rated, are of comparable quality as determined by the Adviser, and which mature within one year from the date of purchase, and investment companies which invest exclusively in such money market instruments (subject to applicable limitations under Section 12(d)(1) of the Investment Company Act of 1940, as amended ("1940 Act")).

FUTURES CONTRACTS, OPTIONS AND SWAP AGREEMENTS

Each Select Sector SPDR Fund may utilize exchange-traded futures and options contracts and swap agreements.

FUTURES CONTRACTS AND OPTIONS

Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity at a specified future time and at a specified price. Stock index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.

Futures traders are required to make a good faith margin deposit in cash or U.S. government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, a Select Sector SPDR Fund would expect to earn interest income on its margin deposits. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

Each Select Sector SPDR Fund may use exchange-traded futures and options, together with positions in cash and money market instruments, to simulate full investment in the underlying Select Sector SPDR Index. Exchange-traded futures and options contracts are not currently available for the Select Sector Indexes. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to the underlying Select Sector Index components or a subset of the components. Options on the Shares have been listed on the AMEX.

RESTRICTIONS ON THE USE OF FUTURES AND OPTIONS

A Select Sector SPDR Fund would not enter into futures contract transactions for purposes other than hedging to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of a Select Sector SPDR Fund's total assets after taking into account unrealized gains and unrealized losses on such contracts it has entered into. Each Select Sector SPDR Fund would take steps to prevent its futures positions from "leveraging" its securities holdings. When it has a long futures position, it will maintain with its custodian bank, cash or liquid securities having a value equal to the notional value of the contract (less any margin deposited in connection with the position). When it has a short futures position, it will maintain with its custodian bank assets substantially identical to those underlying the contract or cash and liquid securities (or a combination of the foregoing) having a value equal to the net obligation of the Select Sector SPDR Fund under the contract (less the value of any margin deposits in connection with the position).

SWAP AGREEMENTS

Swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, i.e., where the two parties make net payments with the Select Sector SPDR Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Select Sector SPDR Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or high liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust's custodian bank.

INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions as fundamental policies with respect to each Select Sector SPDR Fund. These restrictions cannot be changed with respect to a Select Sector SPDR Fund without the approval of the holders of a majority of such Select Sector SPDR Fund's outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of a Select Sector SPDR Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Select Sector SPDR Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Select Sector SPDR Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Select Sector SPDR Fund. Except with the approval of a majority of the outstanding voting securities, a Select Sector SPDR Fund may not:

1.   Change its investment objective;

2. Lend any funds or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which it is permitted to invest (including participation interests in such securities or obligations) and except that a Select Sector SPDR Fund may lend its portfolio securities in an amount not to exceed 33% of the value of its total assets;

3. Issue senior securities or borrow money, except borrowings from banks for temporary or emergency purposes in an amount up to 10% of the value of the Select Sector SPDR Fund's total assets (including the amount borrowed), valued at market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, and the Select Sector SPDR Fund will not purchase securities while borrowings in excess of 5% of the Select Sector SPDR Fund's total assets are outstanding, provided, that for purposes of this restriction, short-term credits necessary for the clearance of transactions are not considered borrowings (this limitation on purchases does not apply to acceptance by the Select Sector SPDR Fund of a deposit principally of securities included in the relevant Select Sector Index for creation of Creation Units);

4. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. (The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to initial or variation margin for futures contracts or options contracts will not be deemed to be pledges of the Select Sector SPDR Fund's assets);

5. Purchase, hold or deal in real estate, or oil, gas or mineral interests or leases, but a Select Sector SPDR Fund may purchase and sell securities that are issued by companies that invest or deal in such assets;

6. Act as an underwriter of securities of other issuers, except to the extent the Select Sector SPDR Fund may be deemed an underwriter in connection with the sale of securities in its portfolio;

7. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, except that a Select Sector SPDR Fund may make margin deposits in connection with transactions in options, futures and options on futures;

8. Sell securities short; or

9. Invest in commodities or commodity contracts, except that a Select Sector SPDR Fund may transact in exchange traded futures contracts on securities, stock indexes and options on such futures contracts and make margin deposits in connection with such contracts.

In addition to the investment restrictions adopted as fundamental policies as set forth above, each Select Sector SPDR Fund observes the following restrictions, which may be changed by the Board of Trustees without a shareholder vote. A Select Sector SPDR Fund will not:

1. Invest in the securities of a company for the purpose of exercising management or control, or in any event purchase and hold more than 10% of the securities of a single issuer, provided that the Trust may vote the investment securities owned by each Select Sector SPDR Fund in accordance with its views; or

2. Hold illiquid assets in excess of 15% of its net assets. An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Select Sector SPDR Fund has valued the investment.

3. Under normal circumstances the Funds will invest at least 95% of their total assets in common stocks that comprise their relevant Select Sector Index. Prior to any change in a Fund's 95% investment policy, a Fund will provide shareholders with 60 days written notice. 4. Invest in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company;
(ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be observed continuously.

SPECIAL CONSIDERATIONS AND RISKS

A discussion of the risks associated with an investment in a Select Sector SPDR Fund is contained in the Prospectus under the heading "INVESTMENT CONSIDERATIONS AND RISKS." The discussion below supplements, and should be read in conjunction with, such section of the Prospectus.

GENERAL

Investment in a Select Sector SPDR Fund should be made with an understanding that the value of a Select Sector SPDR Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks generally and other factors.

An investment in a Select Sector SPDR Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

While S&P often chooses a replacement company for the S&P 500 with some characteristics in common with a company or companies removed from the index, it is not uncommon for a replacement company to have little in common with the company it replaces. Consequently, the removal of one company and its replacement by another may affect two Select Sector Indexes and two Select Sector SPDR Funds, one of which included a company now removed from the S&P 500 and another which may have a company added to it.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Although most of the securities in the Select Sector Indexes are listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Select Sector SPDR Fund's Shares will be adversely affected if trading markets for a Select Sector SPDR Fund's portfolio securities are limited or absent or if bid/ask spreads are wide.

FUTURES AND OPTIONS TRANSACTIONS

Positions in futures contracts and options may be closed out only on an exchange which provides a secondary market therefor. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, a Select Sector SPDR Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Select Sector SPDR Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Select Sector SPDR Fund may be required to make delivery of the instruments underlying futures contracts it has sold.

A Select Sector SPDR Fund will minimize the risk that it will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Select Sector SPDR Funds do not plan to use futures and options contracts, when available, in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Select Sector SPDR Funds, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to that which is comparable to what they would have incurred through direct investment in stocks.

Utilization of futures transactions by a Select Sector SPDR Fund involves the risk of imperfect or even negative correlation to the benchmark Select Sector Index if the index underlying the futures contracts differs from the benchmark Select Sector Index. There is also the risk of loss by a Select Sector SPDR Fund of margin deposits in the event of bankruptcy of a broker with whom a Select Sector SPDR Fund has an open position in the futures contract or option.

Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

RISKS OF SWAP AGREEMENTS

Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Select Sector SPDR Fund will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws which could affect such Fund's rights as a creditor.

CONTINUOUS OFFERING

The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Trust on an ongoing basis, at any point a "distribution," as such term is used in the Securities Act of 1933 (the "Securities Act"), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to Shares of a Select Sector SPDR Fund are reminded that under Securities Act Rule 153, a prospectus-delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the AMEX is satisfied by the fact that such Select Sector SPDR Fund's prospectus is available at the AMEX upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Select Sector SPDR Funds is contained in the Prospectus under the "DETERMINATION OF NET ASSET VALUE" and "BUYING AND SELLING SELECT SECTOR SPDRs." The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

The Shares of each Select Sector SPDR Fund are approved for listing and trading on the AMEX, subject to notice of issuance. The Shares trade on the AMEX at prices that may differ to some degree from their net asset value. There can be no assurance that the requirements of the AMEX necessary to maintain the listing of Shares of any Select Sector SPDR Fund will continue to be met.

The AMEX may but is not required to remove the Shares of a Select Sector SPDR Fund from listing if (1) following the initial twelve-month period beginning upon the commencement of trading of a Select Sector SPDR Fund, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days; (2) the value of the underlying Select Sector Index or portfolio of securities on which such Select Sector SPDR Fund is based is no longer calculated or available; or (3) such other event shall occur or condition exists that, in the opinion of the AMEX, makes further dealings on the AMEX inadvisable. In addition, the AMEX will remove the Shares from listing and trading upon termination of the Trust.

As in the case of other stocks traded on the AMEX, brokers' commissions on transactions will be based on negotiated commission rates at customary levels.

MANAGEMENT OF THE TRUST

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "MANAGEMENT."

TRUSTEES AND OFFICERS OF THE TRUST

The Board has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by the Adviser and other service providers. The Board currently consists of six (6) Trustees, two of whom are "interested persons" (as defined in the 1940 Act) of the Trust or any of the Select Sector SPDR Funds.


                                                                                                NUMBER OF
                                                                                                PORTFOLIOS
                                                                                                 IN FUND
                                             TERM OF OFFICE                                      COMPLEX            OTHER
     NAME, ADDRESS           POSITION(S)       AND LENGTH          PRINCIPAL OCCUPATION(S)       OVERSEEN        DIRECTORSHIPS
   AND DATE OF BIRTH         WITH FUNDS      OF TIME SERVED          DURING PAST 5 YEARS        BY TRUSTEE      HELD BY TRUSTEE
-------------------------  ---------------  ----------------  --------------------------------  ----------  -----------------------
GEORGE R. GASPARI          Trustee,         Unlimited         Financial Services Consultant          9      0
P.O Box 844                Chairman of      Elected: October  (1996 to present).
124 Island Drive           the Audit        1998
Highland Lakes, NJ 07422   Committee
3/15/40

ERNEST J. SCALBERG         Trustee,         Unlimited         Associate Vice President for           9      0
Monterey Institute of      Member of the    Elected: October  External Programs and Dean of
International Studies      Audit Committee  1998              Fisher Graduate School of
425 Van Buren St.                                             International Business (2001 to
Monterey, CA 93940                                            present); Dean of the Graduate
5/18/45                                                       School of Business
                                                              Administration and Dean of
                                                              Faculty of the School of
                                                              Business at Fordham University
                                                              (April 1994 to 2001); Director,
                                                              Adviser or Trustee to numerous
                                                              non-profit organizations (1974
                                                              to present).

R. CHARLES TSCHAMPION      Trustee;         Unlimited         Managing Director of Investment        9      Director of the India
General Motors Investment  Member of the    Elected: October  Research and Managing Director                Magnum Fund; Trustee of
Management Corp.           Audit            1998              of Defined Contribution Plans,                Lehigh University and
767 Fifth Avenue           Committee                          General Motors Asset Management               Chair of the Investment
New York, New York                                            Corporation (1994 to present);                Sub-Committee for the
10153                                                         Board of Governors of the                     Lehigh University
4/15/46                                                       Association for Investment                    Endowment Fund.
                                                              Management Research (Member,
                                                              1995 to 2001; Chair, 1999-2000);
                                                              India Magnum Fund (1994 to
                                                              present); Trustee of Lehigh
                                                              University and Chair of the
                                                              Investment Sub-Committee for the
                                                              Lehigh University Endowment Fund
                                                              (October1998 to present).

CHERYL BURGERMEISTER       Trustee;         Unlimited         Retired; Trustee and Treasurer         9      Trustee and Treasurer
9 Nansen Summit            Member of the    Elected: October  of Portland Community College                 of Portland Community
Lake Oswego, OR 97035      Audit            1998              Foundation (2001 to present);                 College Foundation;
6/26/51                    Committee                          Finance Committee Member                      Trustee and Audit
                                                              Portland Community College                    Committee Member of
                                                              Foundation (January 2001 to                   E*Trade Funds (February
                                                              present); Trustee Zero Gravity                2004 to present).
                                                              Internet Fund (May 2000 to
                                                              November 2001); Director and
                                                              Chief Finance Officer of The
                                                              Crabbe Huson Group and Treasurer
                                                              of the Crabbe Huson Family of
                                                              Funds (1987 to 1998); Active CPA
                                                              in Oregon.

AGUSTIN J. FLEITES*           Trustee        Unlimited,         President, SSgA Funds                20    Chairman of Board,
SSgA Funds Management, Inc.                  Elected: November  Management, Inc.                           President,
State Street Financial                       2003               (2002-present) Senior                      Principal Executive
Center                                                          Principal, State Street                    Officer, and Chief
One Lincoln Street                                              Global                                     Executive Officer,
Boston, MA 02111-2900                                           Advisors (1987-present).                   StreetTRACKS Series
12/17/65                                                                                                   Trust and
                                                                                                           StreetTRACKS Index
                                                                                                           Shares Funds;
                                                                                                           Director, SSgA Cash
                                                                                                           Management Fund,
                                                                                                           Dublin, Ireland.

KATHLEEN C. CUOCOLO*          Trustee        Unlimited          Executive Vice President,       9          0
243 Caterina Heights                         Elected: May 2001  State
Concord, MA 01742                                               Street Bank and Trust Company
2/3/52                                                          (March 2000-2003); Senior
                                                                VicePresident
                                                                (1995-March 2000);
                                                                Executive Operating Group
                                                                (1999-2003); CPA in
                                                                Massachusetts; Trustee,
                                                                Boston College School of
                                                                Financial Advisory Board

OFFICERS

DONALD A. GIGNAC              President      Unlimited          Senior Vice President, State    N/A        N/A
State Street Bank and                        Elected: August    Street Bank and Trust Company
Trust Company                                2003               (2002-present). Vice
2 Avenue de Lafayette                                           President,
Boston, Massachusetts 02111                                     State Street Bank and Trust
6/14/65                                                         Company (1993-2002)

MICHAEL P. RILEY              Treasurer      Unlimited          Principal, SSgA Funds           N/A        N/A
SSgA Funds                                   Elected:           Management, Inc.
Management, Inc.                             August 2003        (2004-present); Assistant
State Street Financial                                          Vice President, State Street
Center                                                          Bank and Trust Company
One Lincoln Street                                              (2000-2004); Assistant
Boston, MA 02111                                                Secretary, Assistant
3/22/69                                                         Director, State Street Bank
                                                                and Trust Company
                                                                (1999-2000).

KAREN GILLOGLY                Assistant      Unlimited          Vice President, State Street    N/A        N/A
State Street Bank and Trust   Treasurer      Elected:           Bank and Trust Company
Company                                      August 2003        (1999-present); Audit Senior
One Federal Street                                              Manager, Ernst & Young LLP
Boston, Massachusetts 02110                                     (1998).
9/3/66

MARY MORAN ZEVEN              Secretary      Unlimited          Senior Vice President and       N/A        N/A
State Street Bank and                        Elected: November  Senior Managing Counsel,
Trust Company                                2001               (2002-present) and Vice
One Federal Street                                              President and Associate
Boston, Massachusetts 02110                                     Counsel, (2000-2002), State
2/27/61                                                         Street Bank and Trust
                                                                Company; Vice President and
                                                                Counsel, PFPC, Inc.
                                                                1999 to 2000.

SCOTT M. ZOLTOWSKI            Assistant      Unlimited          Vice President and Counsel,     N/A        N/A
State Street Bank and         Secretary      Elected: Nov 2004  (2004-present); Senior
Trust Company                                                   Counsel, BISYS, Inc.
One Federal Street                                              (2001-2004); Associate,
Boston, MA 02110                                                Dechert LLP (1999-2001).
1/30/69

PETER A. AMBROSINI            Chief          Unlimited          Senior Principal and Chief      N/A        N/A
SSgA Funds                    Compliance     Elected:           Compliance and Risk
Management, Inc.              Officer        May 2003           Management Officer, SSgA
State Street Financial                                          Funds Management, Inc. and
Center                                                          State Street Global Advisors
One Lincoln Street                                              (2001-present); Managing
Boston, MA 02111                                                Director,
12/17/43                                                        PricewaterhouseCoopers LLP
                                                                (1986-2001).

*Mr. Fleites is an "interested person" of the Trust, as defined in the 1940 Act, by virtue of his position as an officer of the Adviser. Ms. Cuocolo is an "interested person" of the Trust, as defined in the 1940 Act, by virtue of her former position as officer of State Street Corporation, the parent company of the Adviser.

REMUNERATION OF TRUSTEES AND OFFICERS

No officer, director or employee of the Adviser, its parent or subsidiaries receives any compensation from the Trust for serving as an officer or Trustee of the Trust. The Trust pays each Trustee, who is not an "interested person" (as defined in the 1940 Act), an annual fee of $16,000 plus a per meeting fee of $2,000 for scheduled quarterly meetings of the Board of Trustees attended by the Trustee and $500 for each special telephone meeting, if applicable. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings. Audit Committee Members receive $1,000 per committee meeting attended except for the Chairman of the Audit Committee who receives $1,500 per committee meeting attended. The interested Trustees receive no compensation for his/her service as Trustee. The Trustee fees and expenses are allocated among the Funds based on net assets. For the fiscal year ended September 30, 2004, the Funds contributed the following amounts:

FUND                                                  $ AMOUNT
---------------------------------------------------   --------
The Consumer Discretionary Select Sector SPDR Fund      6,698
The Consumer Staples Select Sector SPDR Fund            8,347
The Energy Select Sector SPDR Fund                     15,443
The Financial Select Sector SPDR Fund                  13,761
The Health Care Select Sector SPDR Fund                13,708
The Industrial Select Sector SPDR Fund                 13,072
The Materials Select Sector SPDR Fund                  14,917
The Technology Select Sector SPDR Fund                 22,379
The Utilities Select Sector SPDR Fund                  25,213


The following table sets forth the total remuneration of the Independent Trustees of the Trust for the fiscal year ended September 30, 2004.


                                                                                                      TOTAL COMPENSATION
                                AGGREGATE       PENSION OR RETIREMENT        ESTIMATED ANNUAL         FROM TRUST & TRUST
                            COMPENSATION FROM    BENEFITS ACCRUED AS          BENEFITS UPON            COMPLEX PAID TO
     NAME OF TRUSTEE              TRUST         PART OF TRUST EXPENSES          RETIREMENT                 TRUSTEES
-------------------------   -----------------   ----------------------       ----------------        ---------------------
George R. Gaspari (1)            27,500                  N/A                        N/A                     27,500
Ernest J. Scalberg               25,000                  N/A                        N/A                     25,000
R. Charles Tschampion (1)        26,500                  N/A                        N/A                     26,500
Cheryl Burgermeister (1)         26,500                  N/A                        N/A                     26,500

(1) Trustee was entitled to an additional $500 for a telephonic meeting.

No Trustee or officer is entitled to any pension or retirement benefits from the Trust.

STANDING COMMITTEES OF THE BOARD OF TRUSTEES


Audit Committee. The Board of Trustees has an Audit Committee consisting of Messrs. Gaspari, Tschampion and Ms. Burgermeister, each of whom are not "interested persons" (as defined by the 1940 Act) of the Trust. The Audit Committee meets with the Trust's independent auditors to review and approve the scope and results of their professional services; to review the procedures for evaluating the adequacy of the Trust's accounting controls; to review and approve the fees charged by the independent auditors for audit and non-audit services; and to make recommendations to the Board regarding the engagement or termination of the Trust's independent auditors. The Audit Committee met once during the fiscal year ended September 30, 2004.



Pricing Committee. The Board of Trustees also has established a Pricing Committee that is composed of Mr. Gignac and at least two employees of the Adviser. The Pricing Committee is responsible for the valuation and revaluation of any portfolio investments for which market quotations or prices are not readily available. The Pricing Committee meets only when necessary. During the fiscal year ended September 30, 2004, the Pricing Committee met 1 times. Pricing Committee members do not receive any compensation from the Trust for their services.

OWNERSHIP OF FUND SHARES

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the Trust as of December 31, 2004.


                                                                         AGGREGATE DOLLAR RANGE OF EQUITY
                                                                     SECURITIES IN ALL REGISTERED INVESTMENT
                             DOLLAR RANGE OF EQUITY SECURITIES IN    COMPANIES OVERSEEN BY TRUSTEE IN FAMILY
    NAME OF TRUSTEE                       THE TRUST                          OF INVESTMENT COMPANIES
--------------------------   ------------------------------------    ----------------------------------------
Cheryl Burgermeister*                     None                                      None
Kathleen Cuocolo, Chairman                None                                      None
George Gaspari*                           $10,001-$50,000                           $10,001-$50,000
Ernest Scalberg*                          None                                      None
R. Charles Tschampion*                    None                                      None



* Each an Independent Trustee


CODE OF ETHICS

The Trust, the Adviser, and the Distributor each have adopted a code of ethics as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to the codes of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics, filed as exhibits to this registration statement, may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC's website at http://www.sec.gov.

PROXY VOTING POLICIES

The Funds have adopted the proxy voting policies of the Adviser. The Adviser's proxy voting policy is attached to this Statement of Additional Information as Appendix A. Information regarding how the Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge by calling 1-866-787-2257; and (2) on the SEC's website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICY

The Trust has adopted a policy regarding the disclosure of information about the Trust's portfolio holdings. The Board of Trustees of the Trust must approve all material amendments to this policy. The Funds' portfolio holdings are publicly disseminated each day the Funds are open for business through financial reporting and news services including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the AMEX via the National Securities Clearing Corporation (NSCC). The basket represents one creation unit of the Funds. The Trust, the Adviser or State Street Bank and Trust Company ("State Street") will not disseminate non-public information concerning the Trust.

THE INVESTMENT ADVISER

SSgA Funds Management Inc., State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, acts as investment adviser to the Trust and, subject to the supervision of the Board, is responsible for the investment management of each Select Sector SPDR Fund. The Adviser and other advisory affiliates of State Street make up State Street Global Advisors ("SSgA"), the investment management arm of State Street Corporation. As of December 31, 2004, the Adviser managed approximately $98 billion in assets. SSgA provides complete global investment management services from offices in the U.S., London, Sydney, Hong Kong, Tokyo, Toronto, Luxembourg, Montreal, Paris, Dublin, Munich and Brussels.

The Adviser serves as investment adviser to each Select Sector SPDR Fund pursuant to an Investment Advisory Agreement between the Trust and the Adviser. Under the Investment Advisory Agreement, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of each Select Sector SPDR Fund, manages the investment of each Select Sector SPDR Fund's assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Select Sector SPDR Fund.

In considering whether to continue each Fund's Investment Advisory Agreement, the Trustees considered all information they deemed relevant, including, among other things, the nature and quality of the services rendered, the reasonableness of overall compensation to be paid by the Fund to the Adviser, the requirements of the Fund for the services provided by the Adviser, the investment performance of the Fund, the costs of the Adviser in providing services, the extent to which economies of scale are shared with the Fund, the Adviser's profitability in providing services, the Fund's total expenses, and information with respect to the Adviser's fees as compared to those of comparable funds.

Pursuant to the Investment Advisory Agreement, the Trust has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.

The Investment Advisory Agreement with respect to each Select Sector SPDR Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (1) the Board of Trustees or (2) vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Select Sector SPDR Fund, provided that in either event such continuance also is approved by a majority of the Board of Trustees who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement with respect to each Select Sector SPDR Fund is terminable without penalty, on 60 days notice, by the Board of Trustees or by a vote of the holders of a majority (as defined in the 1940 Act) of the applicable Select Sector SPDR Fund's outstanding voting securities. The Investment Advisory Agreement is also terminable upon 60 days notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940
Act).

THE ADMINISTRATOR

State Street Bank and Trust Company, Street Financial Center, One Lincoln Street, Boston, Massachusetts 02211, serves as Administrator for the Trust pursuant to an Administrative Services Agreement. Under the Administrative Services Agreement, State Street is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust reasonably deems necessary for the proper administration of the Trust and each Select Sector SPDR Fund. State Street will generally assist in all aspects of the Trust's and the Select Sector SPDR Funds' operations; supply and maintain office facilities (which may be in State Street's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; arrange for appropriate insurance coverage; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

Pursuant to the Administrative Services Agreement, the Trust has agreed to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from gross negligence or willful misconduct in the performance of its duties.

CUSTODIAN AND TRANSFER AGENT

State Street, Street Financial Center, One Lincoln Street, Boston, Massachusetts 02211, also serves as Custodian for the Select Sector SPDR Funds pursuant to a Custodian Agreement. As Custodian, State Street holds the Select Sector SPDR Funds' assets, calculates the net asset value of the Shares and calculates net income and realized capital gains or losses. State Street also serves as Transfer Agent of the Select Sector SPDR Funds pursuant to a Transfer Agency Agreement. State Street may be reimbursed by the Select Sector SPDR Funds for its out-of-pocket expenses. State Street and the Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.

COMPENSATION

As compensation for its services under the Investment Advisory Agreement, the Adviser is paid a monthly fee based on a percentage of each Select Sector SPDR Fund's average daily net assets at the annual rate of 0.05%. From time to time, the Adviser may waive all or a portion of its fee. For the fiscal year ended September 30, 2004, the Funds paid the following amounts to the Adviser:

                     FUND NAME                       $ AMOUNT
--------------------------------------------------   --------
The Consumer Discretionary Select Sector SPDR Fund    139,331
The Consumer Staples Select Sector SPDR Fund          219,410
The Energy Select Sector SPDR Fund                    455,031
The Financial Select Sector SPDR Fund                 410,354
The Health Care Select Sector SPDR Fund               303,368
The Industrial Select Sector SPDR Fund                284,930
The Materials Select Sector SPDR Fund                 326,434
The Technology Select Sector SPDR Fund                514,957
The Utilities Select Sector SPDR Fund                 611,252

As compensation for its services under the Administrative Services Agreement, the Custodian Agreement and the Transfer Agency Agreement, State Street is paid a "unitary fee." See "Annual Fund Operating Expenses" under "SUMMARY OF SELECT SECTOR SPDR FUND EXPENSES" in the Prospectus for a description of the unitary fee. Each Select Sector SPDR Fund will also bear all other expenses of its operation.

THE DISTRIBUTOR

ALPS Distributors, Inc. is the principal underwriter and Distributor of Shares. Its principal address is 1625 Broadway, Suite 2200, Denver, CO 80202. Investor information can be obtained by calling 1-800-843-2639. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Shares of each Select Sector SPDR Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described in the Prospectus and below under "CREATION AND REDEMPTION OF CREATION UNITS." Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and is a member of the National Association of Securities Dealers, Inc. The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.

The Board of Trustees has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (each, a "Plan") for each Select Sector SPDR Fund. The terms of each Plan are described in the Prospectus.

Under its terms, each Select Sector SPDR Fund's Plan remains in effect from year to year, provided such continuance is approved annually by vote of the Board, including a majority of the "Independent Trustees" (Trustees who are not interested persons of the Fund (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan). The Plan may not be amended to increase materially the amount to be spent for the services provided by the Distributor without approval by the shareholders of the Select Sector SPDR Fund to which the Plan applies, and all material amendments of the Plan also require Board approval (as described above). Each Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees, or, by a vote of a majority of the outstanding voting securities of such Select Sector SPDR Fund (as such vote is defined in the 1940 Act). Pursuant to the Distribution Agreement, the Distributor will provide the Board with periodic reports of any amounts expended under the Plan and the purpose for which such expenditures were made.

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, as to each Select Sector SPDR Fund: (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Select Sector SPDR Fund, on at least 60 days written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Pursuant to agreements entered into with such persons, the Distributor will make payments under each Select Sector SPDR Fund's Plan to certain broker-dealers or other persons ("Investor Services Organizations") that enter into agreements with the Distributor in the form approved by the Board of Trustees to provide distribution assistance and shareholder support, account maintenance and educational and promotional services (which may include compensation and sales incentives to the registered brokers or other sales personnel of the broker-dealer or other financial entity that is a party to an investor services agreement) ("Investor Services Agreements"). Each Investor Services Agreement will be a "related agreement" under the Plan of the relevant Select Sector SPDR Fund. No Investor Services Agreement will provide for annual fees of more than 0.10% of a Select Sector SPDR Fund's average daily net assets per annum attributable to Shares subject to such agreement.

Subject to an aggregate limitation of 0.25% of a Select Sector SPDR Fund's average net assets per annum, the fees paid by a Select Sector SPDR Fund under its Plan will be compensation for distribution, investor services or marketing services for that Fund. To the extent the Plan fees aggregate less than 0.25% per annum of the average daily net assets of a Select Sector SPDR Fund, each Fund may also reimburse the Distributor and other persons for their respective costs incurred in printing prospectuses and producing advertising or marketing material prepared at the request of the Fund. The aggregate payments under each Plan will not exceed, on an annualized basis, 0.25% of average daily net assets of any Select Sector SPDR Fund. Each Fund limited its Rule 12b-1 fee to 0.07% of its average daily net assets at least through January 31, 2006.

The continuation of the Distribution Agreement, any Investor Services Agreements and any other related agreements is subject to annual approval of the Board, including by a majority of the Independent Trustees, as described above.

Each of the Investor Services Agreements will provide that it may be terminated at any time, without the payment of any penalty, (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Select Sector SPDR Fund, on at least 60 days' written notice to the other party. Each of the Distribution Agreement and the Investor Services Agreements is also terminable upon 60 days' notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act). Each Investor Services Agreement is also terminable by the applicable Investor Service Organization upon 60 days' notice to the other party thereto.

The allocation among the Select Sector SPDR Funds of fees and expenses payable under the Distribution Agreement and the Investor Services Agreements will be made pro rata in accordance with the daily net assets of the respective Funds.

The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit aggregations of Select Sector SPDR Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined below), DTC Participants (as defined below) and/or Investor Services Organizations.

Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the Distributor, and may indemnify Soliciting Dealers entering into agreements with the Distributor, for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under the Distribution Agreement or other agreement, as applicable.

ADDITIONAL EXPENSES

S&P, the AMEX and Merrill Lynch have entered into a license agreement with respect to each Select Sector SPDR Fund's Select Sector Index. The Trust pays an annual sub-license fee per annum (i) to S&P equal to the greater of 0.03% of the aggregate net assets of the Trust or $450,000 (the "Minimum Annual Fee"), and
(ii) to Merrill Lynch equal to 0.03% of the aggregate net assets of the Trust. The Minimum Annual Fee is payable in full on each anniversary of the first day of trading, December 22, 1998 (the "First Trading Day"). The fee to Merrill Lynch is payable on a quarterly basis. Each Select Sector SPDR Fund will pay its proportionate share of the annual sub-license fees based on the relative net assets of such Fund.

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities for the Select Sector SPDR Funds is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Select Sector SPDR Funds and the Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

The Adviser owes a duty to its clients to provide best execution on trades effected. In selecting a broker/dealer for each specific transaction, The Adviser chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution and does not take the sales of Fund shares into account. Best execution is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Adviser will also use ECNs when appropriate.

The Adviser does not presently participate in any soft dollar arrangements. It may aggregate trades with clients of SSgA, whose commission dollars are used to generate soft dollar credits. Although the Adviser's clients' commissions are not used for soft dollars, the clients may benefit from the soft dollar products/services received by SSgA.

The Select Sector SPDR Funds will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation.

Holdings in Shares of Regular Broker-Dealers as of September 30, 2004.

Citigroup, Inc.                           105,444,550
JP Morgan Chase & Co.                      65,276,708
Morgan Stanley Company Incorporated        24,960,294
Merrill Lynch and Company Incorporated     21,527,069
Goldman Sachs Group Incorporated           20,875,317
Lehman Brothers Holdings Incorporated       9,950,013
State Street Corporation                    6,663,828
Charles Schwab Corp.                        5,797,438

The Financial Select Sector SPDR Fund invests in the shares of some of the Funds' regular broker-dealers because those issuers are components in the Financial Select Sector Index.

The Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Trust and one or more other investment companies or clients supervised by the Adviser or SSgA are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is prompt execution of orders at the most favorable net price.

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The portfolio turnover rate for each Select Sector SPDR Fund is expected to be under 50%. See "INVESTMENT POLICIES AND STRATEGIES" in the Prospectus. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "BUYING AND SELLING SELECT SECTOR SPDRs."

DTC acts as securities depositary for the Shares. Shares of each Select Sector SPDR Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Except in the limited circumstance provided below, certificates will not be issued for Shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange ("NYSE"), the AMEX and the National Association of Securities Dealers, Inc. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the AMEX.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Although the Select Sector SPDR Funds do not have information concerning the beneficial ownership of Select Sector SPDR's held in the names of DTC Participants, as of December 31, 2004 the names, addresses and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding shares of a Select Sector SPDR Fund were as follows:

  FUND NAME                COMPANY NAME                         % OWNERSHIP           ADDRESS
-------------    --------------------------------               -----------    ------------------------
MATERIALS
SELECT SECTOR
SPDR FUND
                                                                               c/o ADP Proxy Services,
                                                                               51 Mercedes Way
                 Charles Schwab & Company, Inc.                    9.22%       Edgewood, NY 11717

                                                                               801 S. Canal C-In
                 Northern Trust Co                                 7.35%       Chicago, IL 60607

                                                                               c/o ADP Proxy Services,
                                                                               51 Mercedes Way
                 Credit Suisse First Boston Corp.                  6.74%       Edgewood, NY 11717

                                                                               200 Liberty Street
                 National Financial Services                       5.54%       New York, NY 10281

                                                                               111 West Monroe Street
                 Harris Trust & Savings Bank                       5.34%       Chicago, IL 60603

                                                                               5690 West Cypress Street
                 MSDW Inc.                                         5.09%       Tampa, FL 33607

                                                                               925 Patterson Plank Road
                 Bank of New York                                  5.03%       Seacus, NJ 07094


  FUND NAME                 COMPANY NAME                        % OWNERSHIP             ADDRESS
-------------    -----------------------------------            -----------    ------------------------
HEALTH CARE
SELECT SECTOR
SPDR FUND
                                                                               600 Montgomery Street
                                                                               4th Floor
                 Banc of America Securities LLC                   16.53%       San Francisco, CA 94111

                                                                               4 Corporate Place
                                                                               Corporate Park 287
                 Merrill, Lynch, Pierce Fenner Smith              10.33%       Piscataway, NJ 08855
                 Safekeeping
                                                                               c/o ADP Proxy Services
                                                                               51 Mercedes Way
                 Charles Schwab & Company, Inc.                    7.06%       Edgewood, NY 11717

  FUND NAME                     COMPANY NAME              % OWNERSHIP                ADDRESS
--------------       -----------------------------------  -----------    --------------------------------
CONSUMER
STAPLES SELECT
SECTOR SPDR
FUND

                                                                         4 Corporate Place
                                                                         Corporate Park 287
                     Merrill, Lynch, Pierce Fenner Smith     18.07%      Piscataway, NJ 08855
                     Safekeeping
                                                                         One Pierrepont Plaza, 7th Floor,
                     Morgan Stanley & Co., Inc.              12.82%      Brooklyn, NY 11201

                                                                         225 Franklin Street
                     State Street Bank & Trust Company        9.80%      Boston, MA 02110

                                                                         600 Montgomery Street
                                                                         4th Floor
                     Banc of America Securities LLC           6.32%      San Francisco, CA 94111

FUND NAME                       COMPANY NAME              % OWNERSHIP            ADDRESS
--------------       -----------------------------------  -----------    ------------------------
CONSUMER
DISCRETIONARY
SELECT SECTOR
SPDR FUND
                                                                         c/o ADP Proxy Services,
                                                                         51 Mercedes Way
                     Credit Suisse First Boston Corp.       18.87%       Edgewood, NY 11717

                                                                         1 North Jefferson
                     A.G. Edwards & Sons, Inc.               8.24%       St. Louis, MO 63103

                                                                         4 Corporate Place
                                                                         Corporate Park 287
                     Merrill, Lynch, Pierce Fenner Smith     6.96%       Piscataway, NJ 08855
                     Safekeeping

                                                                         c/o ADP Proxy Services
                                                                         51 Mercedes Way
                     Charles Schwab & Company, Inc.          5.79%       Edgewood, NY 11717

                                                                         5690 West Cypress Street
                     MSDW Inc.                               5.16%       Tampa, FL 33607

  FUND NAME                    COMPANY NAME               % OWNERSHIP                  ADDRESS
-------------       -----------------------------------   -----------      --------------------------------
ENERGY SELECT
SECTOR SPDR
FUND

                                                                           4 Corporate Place
                                                                           Corporate Park 287
                    Merrill, Lynch, Pierce Fenner Smith      10.58%        Piscataway, NJ 08855
                    Safekeeping

                                                                           c/o ADP Proxy Services
                                                                           51 Mercedes Way

                    Charles Schwab & Company, Inc.           9.26%         Edgewood, NY 11717

                                                                           63 Wall Street, 8th Floor
                    Brown Brothers Harriman & Co.            5.30%         New York, NY  10005

                                                                           1 Financial Square, 23rd Floor
                    RBC Dominion Securities Corp.            5.27%         New York, NY 10041

                                                                           200 Liberty Street
                    National Financial Services              5.03%         New York, NY 10281

  FUND NAME                    COMPANY NAME               % OWNERSHIP                     ADDRESS
-------------       -----------------------------------   -----------         --------------------------------
FINANCIAL
SELECT SECTOR
SPDR FUND
                                                                              One Pierrepont Plaza, 7th Floor,
                    Morgan Stanley & Co., Inc.               9.07%            Brooklyn, NY 11201

                                                                              1 North Jefferson
                    A.G. Edwards & Sons, Inc.                8.69%            St. Louis, MO 63103

                                                                              4 Corporate Place
                                                                              Corporate Park 287

                    Merrill, Lynch, Pierce Fenner Smith      6.80%            Piscataway, NJ 08855
                    Safekeeping

                                                                              63 Wall Street, 8th Floor
                    Brown Brothers Harriman & Co.            6.35%            New York, NY  10005

                                                                              c/o ADP Proxy Services
                                                                              51 Mercedes Way
                    Charles Schwab & Company, Inc.           6.33%            Edgewood, NY 11717

                                                                              5690 West Cypress Street
                    MSDW Inc.                                5.61%            Tampa, FL 33607

  FUND NAME                    COMPANY NAME               % OWNERSHIP                     ADDRESS
-------------       -----------------------------------   -----------         --------------------------------
INDUSTRIAL
SELECT SECTOR
SPDR FUND

                                                                              4 Corporate Place
                                                                              Corporate Park 287
                    Merrill, Lynch, Pierce Fenner Smith     8.51%             Piscataway, NJ 08855
                    Safekeeping

                                                                              225 Franklin Street
                    State Street Bank & Trust Company       8.22%             Boston, MA 02110

                                                                              1 North Jefferson
                    A.G. Edwards & Sons, Inc.               7.52%             St. Louis, MO 63103

                                                                              One Pierrepont Plaza, 7th Floor,
                    Morgan Stanley & Co., Inc.              6.54%             Brooklyn, NY 11201

                                                                              c/o ADP Proxy Services
                                                                              51 Mercedes Way

                     Charles Schwab & Company, Inc.              6.47%       Edgewood, NY 11717

                                                                             c/o ADP Proxy Services,
                                                                             51 Mercedes Way
                     Credit Suisse First Boston Corp.            5.77%       Edgewood, NY 11717

                                                                             10700 North Park Drive
                     First Clearing Corp.                        5.63%       Glen Allen, VA 23060

                                                                             5690 West Cypress Street
                     MSDW Inc.                                   5.40%       Tampa, FL 33607

  FUND NAME                     COMPANY NAME                 % OWNERSHIP              ADDRESS
-------------        -----------------------------------     -----------     -------------------------
TECHNOLOGY
SELECT SECTOR
SPDR FUND
                                                                             925 Patterson Plank Road
                     Bank of New York                           11.07%       Secaucus, NJ 07094

                                                                             c/o ADP Proxy Services
                                                                             51 Mercedes Way
                     Charles Schwab & Company, Inc.              9.70%       Edgewood, NY 11717

                                                                             63 Wall Street, 8th Floor
                     Brown Brothers Harriman & Co.               6.85%       New York, NY  10005

                                                                             4 Corporate Place
                                                                             Corporate Park 287
                     Merrill, Lynch, Pierce Fenner Smith         6.67%       Piscataway, NJ 08855
                     Safekeeping

                                                                             1 North Jefferson
                     A.G. Edwards & Sons, Inc.                   5.98%       St. Louis, MO 63103

                                                                             200 Liberty Street
                     National Financial Services                 5.96%       New York, NY 10281

                                                                             801 S. Canal Street
                     Northern Trust Company                      5.57%       Chicago, IL 60607

   FUND NAME                    COMPANY NAME                 % OWNERSHIP               ADDRESS
----------------     -----------------------------------     -----------     ----------------------------
UTILITIES SELECT
SECTOR SPDR
FUND
                                                                             4 Corporate Place
                                                                             Corporate Park 287
                     Merrill, Lynch, Pierce Fenner Smith         12.77%      Piscataway, NJ 08855
                     Safekeeping
                                                                             PO Box 30576
                     Citibank NA                                  9.38%      Tampa, FL 33630

                                                                             4 New York Plaza, 13th Floor
                     JP Morgan Chase                              7.65%      New York, NY  10004

                                                                             26610 West Agoura Road
                     Wells Fargo & Co.                            6.86%      Calabasas, CA  91302

                                                                             c/o ADP Proxy Services
                                                                             51 Mercedes Way

                     Charles Schwab & Company, Inc.               5.90%      Edgewood, NY 11717

                                                                             c/o ADP Proxy Services,
                                                                             51 Mercedes Way
                     Credit Suisse First Boston Corp.             5.03%      Edgewood, NY 11717

CREATION AND REDEMPTION OF CREATION UNITS

CREATION

The Trust issues and sells Shares of each Select Sector SPDR Fund only: (i) in Creation Units on a continuous basis through the Distributor, without a sales load, at their net asset value next determined after receipt, on any Business Day (as defined below), of an order in proper form; or (ii) pursuant to the Dividend Reinvestment Plan.

A "Business Day" with respect to each Select Sector SPDR Fund is any day on which the NYSE is open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day (Washington's Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

FUND DEPOSIT

The consideration for purchase of a Creation Unit of a Select Sector SPDR Fund generally consists of the in-kind deposit of a designated portfolio of equity securities -- the "Deposit Securities" -- per each Creation Unit constituting a substantial replication, or a representation, of the stocks included in the relevant Select Sector SPDR Fund's Select Sector Index and an amount of cash -- the "Cash Component" -- computed as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit of any Select Sector SPDR Fund. The Cash Component is an amount equal to the Dividend Equivalent Payment (as defined below), plus or minus, as the case may be, a Balancing Amount (as defined below). The "Dividend Equivalent Payment" enables each Fund to make a complete distribution of dividends on the day preceding the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the portfolio securities of the Fund ("Fund Securities") with ex-dividend dates within the accumulation period for such distribution (the "Accumulation Period"), net of expenses and liabilities for such period, as if all of the Fund Securities had been held by the Fund for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for each Fund and ends on the day preceding the next ex-dividend date. The "Balancing Amount" is an amount equal to the difference between the net asset value of the Shares (per Creation Unit) and the "Deposit Amount" -- an amount equal to the sum of the market value of the Deposit Securities and the Dividend Equivalent Payment. If the Balancing Amount is a positive number (i.e., the net asset value per Creation Unit exceeds the Deposit Amount), the Cash Component shall be increased by such positive amount. If the Balancing Amount is a negative number (i.e., the net asset value per Creation Unit is less than the Deposit Amount), the Cash Component shall be decreased by such negative amount. If the negative number is greater than the Dividend Equivalent Payment, the creator will be entitled to receive cash in an amount equal to the differential. The Balancing Amount serves the function of compensating for any differences between the net asset value per Creation Unit and the Deposit Amount.

The Custodian, through the National Securities Clearing Corporation ("NSCC") (discussed below), makes available on each Business Day, immediately prior to the opening of business on the AMEX (currently 9:30 a.m., New York time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Select Sector SPDR Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of a given Select Sector SPDR Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for each Select Sector SPDR Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Select Sector SPDR Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the Component Stocks of the relevant Select Sector Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash -- i.e., a "cash in lieu" amount -- to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for transfer through the Clearing Process (discussed below), or which may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting, (a "Custom Order"). Brokerage commissions incurred in connection with acquisition of Deposit Securities not eligible for transfer through the systems of DTC and hence not eligible for transfer through the Clearing Process (discussed below) will be at the expense of the Fund and will affect the value of all Shares; but the Adviser, subject to the approval of the Board of Trustees, may adjust the transaction fee within the parameters described above to protect ongoing shareholders. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the subject Select Sector Index being tracked by the relevant Select Sector SPDR Fund or resulting from certain corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the Dividend Equivalent Payment, effective through and including the previous Business Day, per outstanding Share of each Select Sector SPDR Fund.

PROCEDURES FOR CREATION OF CREATION UNITS

To be eligible to place orders with the Distributor to create a Creation Unit of a Select Sector SPDR Fund, an entity must be (i) a "Participating Party", i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see "BOOK ENTRY ONLY SYSTEM"), and, in each case, must have executed an agreement with the Trust, the Distributor and the Transfer Agent with respect to creations and redemptions of Creation Units ("Participant Agreement") (discussed below). A Participating Party and DTC Participant are collectively referred to as an "Authorized Participant". Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All Shares of Select Sector SPDR Funds, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Select Sector SPDR Funds must be placed for one or more Creation Unit size aggregations of Shares (50,000 in the case of each Fund). All standard orders to create Creation Units, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the close of regular trading session on the NYSE ("Closing Time") (ordinarily 4:00 p.m. New York time) in each case on the date such order is placed in order for creation of Creation Units to be effected based on the net asset value of Shares of each Select Sector SPDR Fund as next determined on such date after receipt of the order in proper form. In the case of Custom Orders, the order must be received by the Distributor no later than one hour prior to Closing Time. The date on which an order to create Creation Units (or an order to redeem Creation Units as discussed below) is placed is referred to as the "Transmittal Date". Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see "Placement of Creation Orders Using Clearing Process" and "Placement of Creation Orders Outside Clearing Process"). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

Orders to create Creation Units of Select Sector SPDR Funds shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units of Select Sector SPDR Funds have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

Orders for creations that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

PLACEMENT OF CREATION ORDERS USING CLEARING PROCESS

The Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a

Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Transfer Agent to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party's creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Select Sector SPDR Funds in Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time in the case of standard orders or one hour prior to Closing Time in the case of Custom Orders on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

PLACEMENT OF CREATION ORDERS OUTSIDE CLEARING PROCESS

Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement with the Trust, the Distributor and the Transfer Agent. A DTC Participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 11:00 a.m., New York time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve wire system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., New York time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Units of Select Sector SPDR Funds outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date or one hour prior to Closing Time in the case of custom orders; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the requisite Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current net asset value of the Fund. The delivery of Creation Units of Select Sector SPDR Funds so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.

Creation Units of Select Sector SPDR Funds may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the net asset value of the Shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit"). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the Closing Time, on such date and federal funds in the appropriate amount are deposited with the Trust's Custodian by 11:00 a.m., New York time, the following Business Day. If the order is not placed in proper form by Closing Time or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be rejected and the investor shall be liable to the Trust for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., New York time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a mark to market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee of $4,000 will be charged in all cases. The delivery of Creation Units of Select Sector SPDR Funds so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

ACCEPTANCE OF ORDERS FOR CREATION UNITS

The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of any Select Sector SPDR Fund if (a) the order is not in proper form; (b) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of any Select Sector SPDR Fund; (c) the Deposit Securities delivered are not as disseminated through the facilities of the AMEX for that date by the Custodian, as described above;
(d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Select Sector SPDR Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

CREATION TRANSACTION FEE

To compensate the Trust for transfer and other transaction costs involved in creation transactions, investors will be required to pay a fixed creation transaction fee of $1,000. An additional charge of up to three (3) times the fixed transaction fee (expressed as a percentage of the value of the Deposit Securities) may be imposed for (i) creations effected outside the Clearing Process; (ii) Custom Orders; and (iii) cash creations (to offset the Trust's brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities), for a total charge of up to $4,000. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

REDEMPTION

Shares may be redeemed only in Creation Units at their net asset value next determined after receipt of a redemption request in proper form by the Select Sector SPDR Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF A FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Beneficial Owners must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit. As of September 30, 2004, the value of the securities comprising a deposit of designated equity securities necessary for an in-kind purchase of a Creation Unit for each Select Sector SPDR Fund was as follows:

The Consumer Discretionary Select Sector SPDR Fund -          $ 1,561,000;
The Consumer Staples Select Sector SPDR Fund -                $ 1,083,000;
The Energy Select Sector SPDR Fund -                          $ 1,750,000;
The Financial Select Sector SPDR Fund -                       $ 1,425,500;
The Health Care Select Sector SPDR Fund -                     $ 1,440,000;
The Industrial Select Sector SPDR Fund -                      $ 1,418,000;
The Materials Select Sector SPDR Fund -                       $ 1,377,000;
The Technology Select Sector SPDR Fund -                      $   955,000; and
The Utilities Select Sector SPDR Fund -                       $ 1,255,000.

With respect to each Select Sector SPDR Fund, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the AMEX (currently 9:30 a.m. New York time) on each Business Day, the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to creations of Creation Units.

Unless cash redemptions are available or specified for a Select Sector SPDR Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities -- as announced by the Custodian on the Business Day of the request for redemption received in proper form -- plus cash in an amount equal to the difference between the net asset value of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a redemption transaction fee of $1,000. In the event that the Fund Securities have a value greater than the net asset value of the Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder.

REDEMPTION TRANSACTION FEE

A redemption transaction fee of $1,000 is paid to offset transfer and other transaction costs that may be incurred in connection with the redemption of Creation Units. The redemption transaction fee is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. The Select Sector SPDR Funds, subject to approval by the Board of Trustees, may adjust the fee from time to time based upon actual experience. An additional charge for cash redemptions, Custom Orders, or partial cash redemptions (when cash redemptions are available) for each Select Sector SPDR Fund may be imposed. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may be charged a fee for such services.

PLACEMENT OF REDEMPTION ORDERS USING CLEARING PROCESS

Orders to redeem Creation Units of Select Sector SPDR Funds through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units of Select Sector SPDR Funds using the Clearing Process is deemed received on the Transmittal Date if
(i) such order is received by the Transfer Agent not later than Closing Time in the case of standard orders or one hour prior to Closing Time in the case of Custom Orders, on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the net asset value of the Fund as next determined. An order to redeem Creation Units of a Select Sector SPDR Fund using the Clearing Process made in proper form but received by the Fund after Closing Time in the case of standard orders or one hour prior to Closing Time in the case of Custom Orders, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the net asset value next determined on such Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third (3rd) NSCC Business Day following the date on which such request for redemption is deemed received.

PLACEMENT OF REDEMPTION ORDERS OUTSIDE CLEARING PROCESS

Orders to redeem Creation Units of Select Sector SPDR Funds outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units of Select Sector SPDR Funds to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of Shares directly through DTC. An order to redeem Creation Units of Select Sector SPDR Funds outside the Clearing Process is deemed received by the Transfer Agent on the Transmittal Date if (i) such order is received by the Transfer Agent not later than Closing Time on such Transmittal Date or one hour prior to Closing Time in the case of Custom Orders; (ii) such order is accompanied or proceeded by the requisite number of Shares of Select Sector SPDR Funds specified in such order, which delivery must be made through DTC to the Custodian no later than 11:00 a.m., and the Cash Component (if applicable) is received by 2:00 p.m. next business day, New York time, on the next Business Day following such Transmittal Date (the "DTC Cut-Off-Time"); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

After the Transfer Agent has deemed an order for redemption outside the Clearing Process received, the Transfer Agent will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Transfer Agent.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian according to the procedures set forth under "DETERMINATION OF NET ASSET VALUE" computed on the Business Day on which a redemption order is deemed received by the Transfer Agent. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than the Closing Time or one hour prior to Closing Time in the case of Custom Orders on the Transmittal Date, and the requisite number of Shares of the relevant Select Sector SPDR Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by the Custodian on such Transmittal Date. If, however, a redemption order is submitted to the Distributor by a DTC Participant not later than the Closing Time or one hour prior to Closing Time in the case of Custom Orders on the Transmittal Date but either (1) the requisite number of Shares and Cash Component of the relevant Select Sector SPDR Fund are not delivered by the DTC Cut-Off-Time as described above on the next Business Day following the Transmittal Date or (2) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Transfer Agent, i.e., the Business Day on which the Shares of the relevant Select Sector SPDR Funds are delivered through DTC to the Custodian by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash which the Select Sector SPDR Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the net asset value of its Shares based on the net asset value of Shares of the relevant Select Sector SPDR Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust's brokerage and other transaction costs associated with the disposition of Fund Securities). The Select Sector SPDR Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities which differs from the exact composition of the Fund Securities but does not differ in net asset value.

Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Select Sector SPDR Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Select Sector SPDR Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of Shares or delivery instructions.

The right of redemption may be suspended or the date of payment postponed with respect to any Select Sector SPDR Fund (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Select Sector SPDR Fund or determination of the Shares' net asset value is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "DETERMINATION OF NET ASSET VALUE."

Net asset value per Share for each Select Sector SPDR Fund of the Trust is computed by dividing the value of the net assets of such Select Sector SPDR Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of each Select Sector SPDR is calculated by the Custodian and determined at the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. New York time) on each day that such exchange is open.


In computing a Select Sector SPDR Fund's net asset value per Share, the Select Sector SPDR Fund's securities holdings, except for those traded on the NASDAQ, are valued based on their last sale price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities traded on the NASDAQ are valued at the NASDAQ official close price. Securities regularly traded in an over-the-counter market are valued at the last bid price. If no closing sale price or official close price is available, the security is valued at the previous closing sale price or previous official close price, as the case may be. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith by the Pricing Committee (the "Committee") in accordance with procedures adopted by the Board. The procedures require the Committee to determine a security's fair value if a market price is not readily available. In determining such value the Committee will consider, among other things, (i) price comparisons among multiple sources, (ii) a review of corporate actions and news events, and (iii) a review of relevant financial indicators (e.g., movement in interest rates, market indices, and prices from the Fund's index providers). In these cases, a Fund's net asset value may reflect certain portfolio securities' fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be realized upon the sale of the security.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "DISTRIBUTIONS."

GENERAL POLICIES

Dividends from net investment income, if any, are declared and paid quarterly by each Select Sector SPDR Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for certain Select Sector SPDR Funds to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act. In addition, the Trust intends to distribute at least annually amounts representing the full dividend yield on the underlying portfolio securities of each Fund, net of expenses of such Select Sector SPDR, as if such Select Sector SPDR Fund owned such underlying portfolio securities for the entire dividend period. As a result, some portion of each distribution may result in a return of capital for tax purposes for shareholders.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

The Trust makes additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Select Sector SPDR Fund as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income.

DIVIDEND REINVESTMENT SERVICE

Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of Select Sector SPDR Funds through DTC Participants for reinvestment of their dividend distributions. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the same Select Sector SPDR Fund.

TAXES

The following information also supplements and should be read in conjunction with the section in the Prospectus entitled "TAX MATTERS."

Each Select Sector SPDR Fund intends to qualify for and to elect treatment as a separate RIC under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements relating to the nature of its income and the diversification of its assets, among others.

Each Select Sector SPDR Fund is treated as a separate corporation for federal income tax purposes. Each Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in one Select Sector SPDR Fund do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

A Select Sector SPDR Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the twelve months ended October 31 of such year. Each Select Sector SPDR Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

As a result of tax requirements, the Trust on behalf of each Select Sector SPDR Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of a given Select Sector SPDR Fund and if, pursuant to section 351 of the Internal Revenue Code, the respective Select Sector SPDR Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The

Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Dividends and interest received by a Select Sector SPDR Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Each Select Sector SPDR Fund will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends which may qualify for the dividends received deduction. Under the provision of the Jobs Growth Tax Relief Reconciliation Act of 2003, some ordinary dividends paid to individual shareholders may qualify for taxation at a lower tax rate applicable to long-term capital gains.

A loss realized on a sale or exchange of Shares of a Select Sector SPDR Fund may be disallowed if other substantially identical Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one
(61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders.

Distribution of ordinary income and capital gains may also be subject to state and local taxes.

Distributions reinvested in additional Shares of a Select Sector SPDR Fund through the means of the service (see "DIVIDEND REINVESTMENT SERVICE") will nevertheless be taxable dividends to Beneficial Owners acquiring such additional Shares to the same extent as if such dividends had been received in cash.

Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law or unless such income is effectively connected with a U.S. trade or business carried on through a permanent establishment in the United States. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax. Under recently enacted legislation, the Fund may, under certain circumstances, designate all or a portion of a dividend as an "interest-related dividend" that if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided that certain other requirements are met. The Fund may also, under certain circumstances, designate all or a portion of a dividend as a "short-term capital gain dividend" which if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. In addition, distributions of the Fund attributable to gains from sales or exchanges of "U.S. real property interests," as defined in the Code and Treasury Regulations (including gains on the sale or exchange of shares in certain U.S. real property holding corporations, which may include certain REITs, and certain REIT capital gain dividends) will generally cause the foreign stockholder to be treated as recognizing such gain as income effectively connected to a trade or business within the United States, generally subject to tax at the same rates applicable to U.S. stockholders. Also, such gain may be subject to a 30% branch profits tax in the hands of a foreign stockholder that is a corporation. Such distributions may be subject to U.S. withholding tax and may give rise to an obligation on the part of the foreign stockholder to file a U.S. federal income tax return. The provisions contained in the legislation relating to dividends to foreign persons would apply to dividends with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences relating to the proposed legislation.

Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units ("backup withholding"). The backup withholding rate for individuals is currently 28%. Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares of the Trust should consult their own tax advisors as to the tax consequences of investing in such shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

FEDERAL TAX TREATMENT OF FUTURES AND OPTIONS CONTRACTS

Each Select Sector SPDR Fund is required for federal income tax purposes to mark to market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Select Sector SPDR Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Select Sector SPDR Fund.

In order for a Select Sector SPDR Fund to continue to qualify for federal income tax treatment as a RIC, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Select Sector SPDR Fund's business of investing in securities. It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement.

Each Select Sector SPDR Fund distributes to shareholders annually any net capital gains which have been recognized for federal income tax purposes including unrealized gains at the end of the Select Sector SPDR Fund's fiscal year on futures or options transactions. Shareholders are advised on the nature of the distributions on an annual basis.

CAPITAL STOCK AND SHAREHOLDER REPORTS

The Trust currently is comprised of nine Select Sector SPDR Funds. Each Select Sector SPDR Fund issues shares of beneficial interest, par value $0.01 per Share. The Board of Trustees may designate additional Select Sector SPDR Funds.

Each Share issued by the Trust has a pro rata interest in the assets of the corresponding Select Sector SPDR Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Select Sector SPDR Fund, and in the net distributable assets of such Select Sector SPDR Fund on liquidation.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all Select Sector SPDR Funds vote together as a single class except that if the matter being voted on affects only a particular Select Sector SPDR Fund it will be voted on only by that Select Sector SPDR Fund and if a matter affects a particular Select Sector SPDR Fund differently from other Select Sector SPDR Funds, that Select Sector SPDR Fund will vote separately on such matter. Under Massachusetts law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust (regardless of the Select Sector SPDR Fund) have noncumulative voting rights for the election of Trustees. Under Massachusetts law, Trustees of the Trust may be removed by vote of the shareholders.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust, requires that Trust obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of each Fund's assets and operations, the risk to shareholders of personal liability is believed to be remote.

Shareholder inquiries may be made by writing to the Trust, c/o the Distributor, ALPS Distributors, Inc., at 1625 Broadway, Suite 2200, Denver, CO 80202.

Absent an applicable exemption or other relief from the SEC or its staff, officers and directors of the Trust and beneficial owners of 10% of the Shares of a Select Sector SPDR Fund ("Insiders") would be subject to the insider reporting, short-swing profit and short sale provisions in Section 16 of the Exchange Act and the SEC's rules thereunder. The Trust has obtained a "no action letter" from the SEC staff that provides that it will not recommend SEC enforcement action if Insiders do not file reports required by Section 16(a) of the Exchange Act and the rules thereunder with respect to transactions in a substantially similar investment product. Insiders should consult with their own legal counsel concerning their obligations under Section 16 of the Exchange Act, and should note that the no action letter does not address other requirements under the Exchange Act, including those imposed by Section 13(d) thereof and the rules thereunder.

COUNSEL AND REGISTERED INDEPENDENT PUBLIC ACCOUNTANTS

Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10119, serves as counsel to the Trust. PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, serves as the independent registered public accountants of the Trust.

FINANCIAL STATEMENTS

The financial highlights and financial statements in respect of the Funds included in the Trust's Annual Report to Shareholders as of September 30, 2004 on Form N-CSR, filed electronically on December 3, 2004 are incorporated by reference into this Statement of Additional Information.

APPENDIX A -- SSGA FUNDS MANAGEMENT, INC. PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

      1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

      2)    provides the client with this written proxy policy, upon request;

      3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

      4)    matches proxies received with holdings as of record date;

      5) reconciles holdings as of record date and rectifies any discrepancies;

      6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

      7)    documents the reason(s) for voting for all non-routine items; and

      8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

Management Proposals

I. Generally, SSgA votes in support of management on the following ballot items, which are fairly common management sponsored initiatives.

      - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA) (other than those affiliated with the issues) number of other boards

      -     Approval of auditors

      -     Directors' and auditors' compensation

      -     Directors' liability and indemnification

      -     Discharge of board members and auditors

      -     Financial statements and allocation of income

      - Dividend payouts that are greater than or equal to country and industry standards

      -     Authorization of share repurchase programs

      -     General updating of or corrective amendments to charter

      -     Change in Corporation Name

      -     Elimination of cumulative voting

II. Generally, SSgA votes in support of management on the following items, which have potentially substantial financial or best-interest impact:

      - Capitalization changes which eliminate other classes of stock and voting rights

      - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

      - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares

      -     Elimination of "poison pill" rights

      - Stock purchase plans with an exercise price of not less that 85% of fair market value

      -     Stock option plans which are incentive based and not excessive

      -     Other stock-based plans which are appropriately structured

      -     Reductions in super-majority vote requirements

      -     Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes against management on the following items, which have potentially substantial financial or best interest impact:

      - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders

      - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

      - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

      - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

      -     Elimination of Shareholders' Right to Call Special Meetings

      -     Establishment of classified boards of directors

      - Reincorporation in a state which has more stringent anti-takeover and related provisions

      - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

      -     Excessive compensation

      - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

      -     Adjournment of Meeting to Solicit Additional Votes

      - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy

      - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

      - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

      - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

      - Against offers when there are prospects for an enhanced bid or other bidders

      - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

Shareholder Proposals

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

      -     Requirements that auditors attend the annual meeting of shareholders

      - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues

      - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

      - Mandates that amendments to bylaws or charters have shareholder approval

      -     Mandates that shareholder-rights plans be put to a vote or repealed

      -     Establishment of confidential voting

      - Expansions to reporting of financial or compensation-related information, within reason

      -     Repeals of various anti-takeover related provisions

      -     Reduction or elimination of super-majority vote requirements

      -     Repeals or prohibitions of "greenmail" provisions

      -     "Opting-out" of business combination provisions

      - Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an -- independent compensation committee

II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

      - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

      - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

      - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

      - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. SSgA votes against shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

      -     Limits to tenure of directors

      - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

      -     Restoration of cumulative voting in the election of directors

      - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

      - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

      - Proposals which require inappropriate endorsements or corporate actions

      - Requiring the company to expense stock options unless already mandated by FASB (or similar body) under regulations that supply a common valuation model

      - Proposal asking companies to adopt full tenure holding periods for their executives

      - Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent -- compensation committee

Shareholder Activism

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

      1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

      2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

      3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

      4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

      5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                     PART C
                                OTHER INFORMATION

ITEM 23.          FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS(a)(i) Declaration of Trust dated June 9, 1998 and filed on June 26, 1998 and incorporated herein by reference.

(a)(ii) Amendment No.1 to the Declaration of Trust dated October 8, 1998 and filed on October 16, 1998 and incorporated herein by reference.

(a)(iii) Amended and Restated Declaration of Trust dated October 23, 1998 and filed November 17, 1998 and incorporated herein by reference.

(b)(i) By-Laws of the Trust dated June 10, 1998 and filed November 17, 1998 and incorporated herein by reference.

(b)(ii) Amended and Restated By-Laws of the Trust dated November 15, 2004 and filed November 28, 2004 and incorporated herein by reference.

(c) Global certificate evidencing shares of the Beneficial Interest, $0.01 par value, of each Select Sector SPDR Fund filed November 17, 1998 and incorporated herein by reference.

(d)(i) Investment Advisory Agreement between the Trust and State Street Bank and Trust Company filed November 17, 1998 and incorporated herein by reference.

(d)(ii) Investment Advisory Agreement between the Trust and SSgA Funds Management, Inc. filed January 28, 2002 and incorporated herein by reference.

(d)(iii) Amended and Restated Investment Advisory dated December 1, 2003 filed January 28, 2004 and incorporated herein by reference.

(e)(i) Distribution Agreement between the Trust and ALPS Mutual Funds Services, Inc. filed November 17, 1998 and incorporated herein by reference.

(e)(ii) Form of Participant Agreement filed January 28, 2004 and incorporated herein by reference.

(e)(iii) Investor Services Agreement filed on November 17, 1998 and incorporated herein by reference.

(e)(iv) Soliciting Dealer Agreement filed on November 17, 1998 and incorporated herein by reference.

(e)(v) Distribution Agreement between the Trust and ALPS Distributors, Inc. filed January 28, 2002 and incorporated herein by reference.

(f) Not applicable

(g) Custodian Agreement between the Trust and State Street Bank and Trust Company filed on November 17, 1998 and incorporated herein by reference.

(h)(i) Administration Agreement between the Trust and State Street Bank and Trust Company filed on November 17, 1998.

(h)(ii) Transfer Agency Services Agreement between the Trust and State Street Bank and Trust Company filed on November 17, 1998.

(h)(iii) Sub-License Agreement between the Trust, Merrill Lynch and Standard & Poor's filed on December 15, 1998 and incorporated herein by reference.

(h)(iv) DTC Letter of Representation filed on November 17, 1998 and incorporated herein by reference.

(i) Opinion of Gordon Altman Butowsky Weitzen Shalov & Wein filed on November 17, 1998 and incorporated herein by reference.

(j)(i) Consent of PricewaterhouseCoopers LLP is filed herewith.

(k)   Not applicable

(l) Subscription Agreement(s) between the Trust and ALPS Mutual Funds Services, Inc. filed on December 15, 1998 and incorporated herein by reference.

(m) 12b-1 Plan filed on November 17, 1998 and incorporated herein by reference.

(n)   Not applicable.

(p)(i) Revised Code of Ethics of the Trust filed November 28, 2004 and incorporated herein by reference.

(p)(ii) Code of Ethics of the Adviser filed November 28, 2004 and incorporated herein by reference.

(p)(iii) Code of Ethics of the Distributor filed on January 26, 2001 and incorporated herein by reference

(q)(i) Powers of Attorney filed on April 21, 2002 and incorporated herein by reference

(q)(ii) Powers of Attorney of Agustin J. Fleites and Michael P. Riley filed January 28, 2004 and incorporated herein by reference.

(r)   Secretary's Certificate is filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Not applicable.

ITEM 25. INDEMNIFICATION

Pursuant to Section 5.3 of the Registrant's Amended and Restated Declaration of Trust and under Section 4.8 of the Registrant's By-Laws, the Trust will indemnify any person who is, or has been, a Trustee, officer, employee or agent of the Trust against all expenses reasonably incurred or paid by him/her in connection with any claim, action, suit or proceeding in which he/she becomes involved as a party or otherwise by virtue of his/her being or having been a Trustee, officer, employee or agent and against amounts paid or incurred by him/her in the settlement thereof, if he/she acted in good faith and in a manner he/she reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his/her conduct was unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render him/her liable by reason of willful misfeasance, bad faith or gross negligence in the performance of his/her duties or by reason of reckless disregard of his/her obligations and duties to the Registrant. The Registrant may also advance money for litigation expenses provided that Trustees, officers, employees and/or agents give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification. Pursuant to Section
5.2 of the Registrant's Amended and Restated Declaration of Trust, no Trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of willful misfeasance, bad faith or gross negligence or reckless disregard of duties to the Registrant. Pursuant to paragraph 9 of the Registrant's Investment Advisory Agreement, the Adviser shall not be liable for any action or failure to act, except in the case of willful misfeasance, bad faith or gross negligence or reckless disregard of duties to the Registrant. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions of Rule 484 under the Act, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue. The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect. The Registrant maintains insurance on behalf of any person who is or was a Trustee, officer, employee or agent of Registrant, or who is or was serving at the request of Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him/her and incurred by him/her or arising out of his/her position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify him/her.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

See "MANAGEMENT OF THE TRUST" in the Statement of Additional Information. Neither the investment adviser of the Registrant nor any director, officer or partner of the investment adviser is, or has been, at any time during the past two years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee, in any other business, profession, vocation or employment of a substantial nature.

ITEM 27. PRINCIPAL UNDERWRITERS

(1) The sole principal underwriter for the Fund is ALPS Distributors, Inc. which acts as distributor for the Registrant and the following other funds: Westcore Trust, Financial Investors Trust, Stonebridge Growth Fund, Inc., Stonebridge Aggressive Growth Fund, Inc., SPDR Trust, MidCap SPDR Trust, DIAMONDS Trust, PowerShares Exchange- Traded Funds Trust, Nasdaq 100 Trust, Firsthand Funds, Holland Balanced Fund, Financial Investors Variable Insurance Trust, State Street Institutional Investment Trust, Ameristock Mutual Fund, Inc., Davis Park Series Trust, W.P. Stewart & Co. Growth Fund, Inc., Accessor Funds, Inc., BLDRS Index Fund Trust, AGILEX Funds, Wasatch Funds, First Funds, Agile Funds and Milestone Funds.

(b) To the best of Registrant's knowledge, the directors and executive officers of ALPS Distributors, Inc., the distributor for Registrant, are as follows:

Name and Principal       Positions and Offices with  Positions and Offices with
    BUSINESS ADDRESS*                   REGISTRANT                  UNDERWRITER
W. Robert Alexander      None                        Chairman, Chief Executive Officer
                                                     and Secretary

Thomas A. Carter         None                        Managing Director, Chief Financial
                                                     Officer and Director

Edmund J. Burke          None                        President and Director

Jeremy May               Treasurer                   Managing Director of Operations and
                                                     Director

Rick A. Pederson         None                        Director

* All Addresses are 1625 Broadway, Suite 2200, Denver, Colorado 80202

(c) Not Applicable

ITEM 28. LOCATION OF ACCOUNTS AND RECORD

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder will be maintained at the offices of the Administrator, State Street Bank & Trust Company, 2 Avenue de Lafayette, Boston, Massachusetts 02111.

ITEM 29. MANAGEMENT SERVICES

Not applicable.

ITEM 30. UNDERTAKINGS

Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post Effective Amendment No. 10 to the registration statement under Rule 485(b) under the Securities Act and caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston and the Commonwealth of Massachusetts, on the 28th day of January 2005.

                                                 THE SELECT SECTOR SPDR(R) TRUST

                                                           /s/ Donald A. Gignac*
                                                  ------------------------------
                                                                Donald A. Gignac
                                                                       President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 13 to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                      Title                            Date

/s/ Cheryl Burgermeister*      Trustee                          January 28, 2005
--------------------------
Cheryl Burgermeister

/s/ Kathleen C. Cuocolo*       Trustee                          January 28, 2005
--------------------------
Kathleen C. Cuocolo

/s/ Agustin J. Fleites*        Trustee                          January 28, 2005
--------------------------
Agustin J. Fleites

/s/George R. Gaspari*          Trustee                          January 28, 2005
--------------------------
George R. Gaspari

/s/ Donald A. Gignac*          President                        January 28, 2005
--------------------------
Donald A. Gignac

/s/ Michael P. Riley*          Treasurer and Chief Financial    January 28, 2005
--------------------------     Officer for purposes of
Michael P. Riley               Section 32(b)

/s/ Ernest J. Scalberg*        Trustee                          January 28, 2005
--------------------------
Ernest J. Scalberg

/s/ R. Charles Tschampion*     Trustee                          January 28, 2005
--------------------------
R. Charles Tschampion



*By: /s/ Mary Moran Zeven
    ----------------------
Mary Moran Zeven
As Attorney-in-Fact Pursuant to Power
of Attorney

                                  Exhibit List

Item 22
     (j)          Consent of PricewaterhouseCoopers, LLP
     (r)          Secretary's Certificate